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                  ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997
                                  (UNAUDITED)





The following Semi-Annual Report for the Alliance Variable Products Series Fund, Inc. (the "Fund") includes financial information for the eighteen Portfolios of the Fund which were active as of June 30, 1997. Not all Portfolios of the Fund are available through each insurance product offering investments in the Fund.
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ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
LETTER TO SHAREHOLDERS
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July 22, 1997
Dear Shareholder:
We are pleased to provide you with investment results for each of the Alliance Variable Product Series Fund's Portfolios for the six-month period ended June 30, 1997. For your convenience, an overview of market activity affecting investment performance is provided below.

U.S. ECONOMIC REVIEW AND OUTLOOK
After a first quarter growth sprint of nearly 5%, the U.S. economy slowed to catch its breath during the second quarter, led by a slowdown in consumer spending and construction. As growth moderated, inflation remained benign. The core rate of inflation, which excludes the volatile food and energy components, dipped to 2.4% in June, its lowest level in more than three decades. The U.S. bond market posted modest gains through June as interest rates fell on all maturities. Meanwhile, the stock market has been exceptionally strong, with the Dow Jones Industrial Average passing 8000 for the first time on July 16.

After raising interest rates for the first time in more than two years in March, Fed officials have remained in a neutral stance in the face of a more rapid-than-expected cooling in the economy and better-than-expected inflation news. In his July testimony to Congress, Fed Chairman Alan Greenspan admitted to the possibility that, "current developments are part of a once or twice a century phenomenon that will carry productivity trends...to a new, higher track."

Our outlook for the U.S. financial markets assumes that the U.S. economy will move onto a sustainable slow-to-moderate growth path during the next 12 to 18 months. While a pause in consumer spending appears to have pushed growth down during the second quarter of 1997, that weakness is unlikely to continue given the growth in real income of more than 3% and record-high consumer confidence. We believe overall growth of the U.S. economy should average close to 3.5% for 1997, while growth in 1998 should slow to around 2.5%.

REVIEW OF FOREIGN MARKETS
Outside the U.S., particularly in Europe, Japan, and Latin America, there are increasing signs of economic recovery. International equities, which have under-performed U.S. equities for several years, are quite attractively valued at this point. Consequently, as recovery becomes clearer and more sustained, we should see strong performance in international equity markets.

The first half of 1997 was particularly good in the European markets. The worst performing European market during this period was the U.K., which gained 8.5% according to the Dow Jones Global Index-United Kingdom. During the first six months of the year, Dow Jones Global Indices for markets in Switzerland, the Netherlands, and Spain all rose by 35% or more. However, due to the strength of the U.S. dollar, investment returns from these markets were more moderate for U.S. investors.

Emerging debt prices have continued to rise, although at a slower pace than in the past two years as higher U.S. interest rates negatively impacted emerging market debt prices. However, bond markets in Mexico and Argentina continued to outperform the U.S. due to strong economic growth and benign inflationary pressures.
                                      A-2
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Meanwhile, returns in most Asian markets have been quite disappointing in 1997, though China, India, and Taiwan have been notable exceptions, producing double digit returns. While many of the Asian economies are recovering, we see some as having their growth constrained. Inflation levels across Asia are stable, and interest rates are likely to move lower in a number of Asian countries. Growth rates, while slowing down, are still strong relative to the rest of the world.

The following pages contain commentaries about investment activity for each of the Fund's Portfolios. We appreciate your investment in the Portfolios of Alliance Variable Products Series Fund and look forward to reporting future investment results.

Sincerely,

/s/ John D. Carifa
John D. Carifa
Chairman and President
                                      A-3
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CONSERVATIVE INVESTORS PORTFOLIO
INVESTMENT OBJECTIVE
The Conservative Investors Portfolio seeks the highest total return without, in the view of the Fund's Advisor, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed income securities.

MARKET REVIEW
The fixed income markets underwent a change in trend and tone during the first six months of 1997. At the beginning of the year, data suggested that economic growth, was accelerating and that it was likely the Federal Reserve would raise interest rates. This expectation was reflected along the yield curve by rising quality spreads. In anticipation of the Fed's move, your Portfolio assumed a more defensive position. After the Fed Funds rate was increased in late March, the bond market began to exhibit renewed stability in response to a distinct slowing in economic activity. As a result, we increased your Portfolio's exposure to higher yielding securities and mortgage-backed securities to capture the higher returns available as quality spreads narrowed.

INVESTMENT RESULTS
For the six month period ended June 30, 1997, the Conservative Investors Portfolio returned 5.36%+. Its benchmark, a 30/70 composite of the S&P 500 Stock Index (30%) and the Lehman Brothers Government/Corporate Bond Index (70%), yielded an 8.10% return. Separately, the S&P 500 Stock Index posted a 20.60% return and the Lehman Brothers Government/Corporate Bond Index had a 2.74% return. The fixed income portion of your Portfolio, which is the dominant asset class, outperformed the Bond Index. The equity component of your Portfolio, however, did not match the S&P 500 because it does not include as high a proportion of large cap stocks as the S&P 500 and it was these stocks which fueled the market's rally. The continued overperformance of large cap stocks in comparison to the rest of the market has persisted for an unusually long period of time and produced an historically large performance gap. Without knowing the timing, we believe the extraordinary dominance of the large capitalization stocks will end and participation in the market's movement will again broaden as it has in the past. Additional investment results appear on page A-26.

INVESTMENT OUTLOOK
Throughout the last 15 years, the U.S. equity markets have produced historically high rates of return. A large part of these extraordinary returns cannot simply be accounted for by higher corporate profits and lower interest rates. Other factors include the end of the Cold War, more liberalized markets at home and abroad, well-behaved inflation, record inflows into the equity market, and an increase in foreign investments as a result of the strong dollar. While we expect these trends to continue, we remain cautious about U.S. equity valuations for the remainder of the year.

PORTFOLIO STRATEGY
We will continue to retain our current investment position until our forecasts for the economy and interest rates change. As previously mentioned, this position includes increased exposure to higher yielding securities and mortgage-backed securities. We will also increase our cash position as prices rise to levels that we believe are vulnerable to corrections.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                      A-4
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GROWTH INVESTORS PORTFOLIO
INVESTMENT OBJECTIVE
The Growth Investors Portfolio seeks the highest total return consistent with what the Fund's Advisor considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed income securities.

MARKET REVIEW
We are encouraged by both domestic and international investment trends that began to emerge in the second quarter of the year. The S&P 500 continued to post record gains and is being fueled by large capitalization stocks. Investors are well aware of the U.S. economy's superior track record compared with other developed nations, especially in terms of economic growth and job creation. International stocks showed signs of improved relative performance as the underlying economies of both Japan and Europe seem to be nearing a period of sustainable economic growth.

INVESTMENT RESULTS
For the six months ended June 30, 1997, the Growth Investors Portfolio provided a total return of 9.54%+. Its benchmark, a 70/30 composite of the S&P 500 Stock Index (70%) and the Lehman Brothers Government/Corporate Bond Index (30%) yielded a 15.35% return. Separately, the S&P 500 Stock Index posted a 20.60% return and the Lehman Brothers Government/Corporate Bond Index had a 2.74% return. The Portfolio's performance was negatively affected by the continued concentration of money inflows into a relatively small number of large capitalization stocks and U.S. domestic indexed funds. This skewed outperformance in favor of large index stocks has persisted for an unusually long time. In the past, such marked outperformance has reversed, and actively managed portfolios have bested the index. Even though we cannot predict when this reversal will occur, history shows that eventually this gap will close. Additional investment results appear on page A-26.

INVESTMENT OUTLOOK
Second quarter investment results appear encouraging with expectations for continued moderate growth with negligible inflation and wage increases. In the second quarter, we also saw a rally in both the bond and stock markets, however, the continued outperformance of stocks, particularly in the large cap sector, should signal added caution. While we expect these trends to continue, we remain cautious about U.S. equity valuations for the remainder of the year.

PORTFOLIO STRATEGY
Portfolio construction will continue to be driven by our assessment of the relative attractiveness of U.S. and international equities as well as U.S. fixed income securities. As stock prices continue to rise, we intend to expand our cash position as a defense against significant future declines.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                      A-5
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TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE
The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation and pursues that objective by investing in common and preferred stocks, senior corporate debt securities and U.S. Government and Agency obligations, bonds and senior debt securities.

MARKET REVIEW
The equity market continues to show strong earnings growth with the S&P 500 posting record gains again this year. Overall, economic growth, which had risen to 3.8% at the end of 1996, further accelerated to 4.9% during the first quarter of 1997. Volatility of returns increased in late March when the Federal Reserve increased interest rates 0.25%. Such preemptive tightening moves by the Fed had not been seen in two years. And these moves raised uncertainty that the growth aspect of the economic cycle had peaked. However, despite this fear, both the economy and corporate profits have remained strong, driving stock prices even higher. The U.S. bond market posted modest gains through June as interest rates fell on all maturities. In the second quarter, the bond market rallied as data was released indicating that the economy had slowed from its unsustainable first quarter pace, inflation remained dormant, and the Fed was unlikely to make any sustained moves in interest rates. Overall, GDP growth slowed to 2.2% in the second quarter.

INVESTMENT RESULTS
The Total Return Portfolio posted a 9.80%+ return for the six month period ended June 30, 1997. While its benchmark, a 60/40 composite of the S&P 500 Stock Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%) had a 13.46% return, the Portfolio underperformed its benchmark for two reasons. Our stock selection discipline is based upon valuation measures that have led us to avoid the types of high-multiple securities that have driven the overperformance of the S&P 500. As a result, our Portfolio does not contain as many of the large capitalization stocks that comprise the S&P 500. We were also subject to adverse stock selection this quarter, particularly in certain technology and health care issues. Additional investment results appear on page A-26.

INVESTMENT OUTLOOK
We expect the economy to slow somewhat from its torrid pace, but we do not see signs of imminent recession. Evidence that the economic cycle has slowed slightly will continue to bolster the stock market, but we do not foresee the types of gains that we have seen in the past two and one half years. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policy makers will continue to closely monitor inflationary pressures with a bias towards increasing rates at the first sign of economic overheating.

PORTFOLIO STRATEGY
For the equity portion of the Portfolio, we will maintain our focus on stocks that have the most reasonable valuation and seek a defensive dividend yield and a high degree of sector and industry diversification. High quality corporate bonds and mortgage-backed securities outperformed government securities during the most recent reporting period, and we anticipate that this trend will continue. Therefore, we will maintain the Portfolio's increased allocation to these fixed income sectors.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                      A-6
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GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE
The Growth and Income Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for common stock, the Portfolio may invest in other types of securities, such as bonds, convertible bonds and preferred stocks.

MARKET REVIEW
The market has been underpinned by a remarkable period of strong earnings growth coupled with declining inflation rates. The six-year long era of moderate economic growth has not yet resulted in bottlenecks that foster higher prices, but the economy cannot grow above trend for long without causing the inflation rate to reverse its course and begin to increase.

INVESTMENT RESULTS
The Growth and Income Portfolio posted a 14.38%+ return for the six month period ended June 30, 1997, underperforming its benchmarks, the S&P 500 Stock Index, which posted a 20.60% return and the Lipper Growth & Income Funds Average, which resulted in a 15.52% return. The Portfolio's returns lagged those of the S&P 500 for the quarter and the first six months of the year. The Portfolio also lagged the returns of the Lipper Growth and Income Fund's Average, but by a lesser amount. This underperformance is attributable to two factors, one market-related and one stock-related.

With regard to the market, 1997 has been characterized by extreme outperformance of stocks in the largest capitalization category. Through June 15, the 10 largest stocks in the S&P 500 Stock Index returned more than 30% versus less than 19% for the next 490. These 10 stocks are also among the most expensive in the market, trading at an average price-earnings multiple of 26 times 1997 earnings per share as compared to 19 times 1997 earnings per share for the next 490. Our stock selection discipline is based upon valuation measures that have led us to avoid these types of high-multiple securities. Therefore, our performance has suffered as these stocks have continued to rise. We have also been subject to adverse stock selection this quarter, particularly in certain technology and health care issues. Additional investment results appear on page A-26.

INVESTMENT OUTLOOK
Looking forward, we expect the economy to slow somewhat from its torrid pace, but we do not see signs of imminent recession. In this environment, corporate profits should weaken. Evidence that the economic cycle has slowed slightly will continue to bolster the stock market, but we do not foresee the types of gains that we have seen in the past two and one half years. We will continue to use a quantitative evaluation model and look for price to earnings ratios that are lower than the S&P 500.

PORTFOLIO STRATEGY
The prices of many stocks do not incorporate anything but perfection going forward, and we would expect these stocks to suffer disproportionately in the face of unforeseen bad news. We therefore maintain our focus upon stocks that have the most reasonable valuations. We continue to seek a defensive dividend yield and a high degree of sector and industry diversification. Finally, we continue to rely on Alliance's internal research capabilities in selecting stocks that we expect to deliver superior performance.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                      A-7
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GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
The Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with a favorable outlook for earnings.

INVESTMENT RESULTS
Your Portfolio's total return was 10.42%+ for the first six months of 1997. This compares with 20.60% for the overall U.S. stock market, represented by the S&P 500 Stock Index, and with 19.55% for the Russell 1000 Growth Stock Index, which tracks large-cap U.S. stocks. Additional investment results appear on page A-26.

MARKET REVIEW
Three months ago the stock market was undergoing a sharp correction which saw the S&P 500 Stock Index drop about 10% and Nasdaq and smaller capitalization issues fare considerably worse. There was widespread concern that the economy was growing too rapidly, that inflation would resurface and that the Federal Reserve would continue to push up interest rates.

Remarkably, all of these fears evaporated and the market has moved well into new high ground. Economic statistics appear to suggest a slowing of economic activity to a more sustainable pace. Inflation is at very low levels and it is now widely assumed that the Federal Reserve will not further tighten credit any time soon.

The market has continued to be led by the very largest capitalization stocks with the broader market lagging well behind.

The current environment of moderate growth and low inflation is very favorable to financial assets. On the other hand, the market has made an extraordinary advance and is at a valuation level which leaves little margin for disappointment. The continued concentration of market leadership is also of concern as it has reached historically extreme levels.

The Growth Portfolio has achieved good long term results with an investment style that emphasizes growth at a reasonable price and a mix of large and mid-cap stocks, rather than reliance solely on large blue chip issues. Recent market trends have made it difficult for any portfolio not concentrated entirely in the largest capitalization stocks to keep up with the S&P 500. We believe the best long term result will be achieved by consistent application of the investment style that has served us well for many years rather than "chasing" market sectors which have shown recent strength.

INVESTMENT OUTLOOK
Barring an unforeseen catalyst which upsets the status quo, the market may well continue to move higher. We are quite optimistic about the longer term outlook for equities, but would point out that returns in recent years have been well above the long-term trend. Investors should expect more moderate gains in the years ahead.

The Portfolio continues to emphasize technology and financial service issues with little change in the major holdings.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                      A-8
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INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE
The International Portfolio primarily seeks to obtain a total return on its assets from long-term growth of capital. It invests principally in marketable securities of established companies incorporated outside the United States, in companies participating in foreign economies with prospects for growth, and in foreign government securities. As a secondary objective, the Portfolio will attempt to increase its current income without assuming undue risk.

MARKET REVIEW
Most regions in which your Portfolio's assets are invested, primarily Japan and Europe, with exposure to Pacific ex-Japan and Latin America, showed positive returns for the period. While the U.S. market continued its ascent, U.S. dollar investors in the international markets experienced mixed results during the second quarter of 1997. Currency movements were also mixed, as the dollar strengthened significantly against the currencies on Continental Europe and many of the Asian currencies excluding the Yen, but weakened relative to the British Pound and Japanese Yen.

INVESTMENT RESULTS
For the six month period ended June 30, 1997, the International Portfolio achieved a total return of 10.41%+ on a net asset value basis while its benchmark, the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) returned 11.36%. Our philosophy is to remain approximately neutral relative to the MSCI Index (minus the U.S.) and we seek to add value through stock selection.

Our stock selection in Japan was effective; we purchased financial stocks during the early part of the second quarter and are now overweight in that sector in addition to the technology sector. Within Europe, the hedge on the French Franc that we implemented in May added to our performance, while our positions in French financials and sterling sensitive stocks in the United Kingdom detracted from our performance. Latin American equity exposure that we built up in the first quarter added to performance, while our Pacific ex-Japan weighting detracted from performance relative to the benchmark. Additional investment results appear on page A-26.

INVESTMENT OUTLOOK

Europe

Europe continued to experience rising markets in the second quarter of 1997, but the rising dollar caused these markets to generally underperform from a U.S. dollar perspective. The dollar strengthened significantly against the Continental European currencies, especially the Deutschemark. To a large extent, this was a result of the continuing movement toward convergence to European Monetary Union (EMU). We believe EMU will start on time, but will include a fairly broad list of participants and a weaker set of convergence criteria. As a result, we believe the new Euro will be a relatively weak currency. We implemented a hedge against the French Franc in May as we expect the French Franc to weaken with or without EMU. The U.K. is likely to be a holdout from EMU. This perception, along with the U.K.'s relatively strong economy and rising interest rates, has resulted in a continued strengthening of the pound relative to the other European currencies.

Japan

Underlying economic trends show signs of a pick-up in growth in Japan, in spite of the recent weakness in retail and auto sales. We see this weakness as a temporary result of the binge in consumer spending that preceded the recent excise tax hike. Capital spending appears sound and recent business surveys and industrial production reports slightly exceeded expectations.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                      A-9
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It also seems to us that real progress is being made in the financial sector.

Pacific Ex-Japan

The handover of Hong Kong back to China created ebullient enthusiasm for stocks traded in Hong Kong. We expect little overall change in the business environment and renewed opportunity for growth there. Thailand suffered from a significant devaluation in the Baht as Thai authorities were forced to allow the Baht to float. The Baht effect spread throughout Asia, resulting in downward pressure on both currencies and stock markets in several countries, especially the Philippines, Indonesia and Malaysia. Growth is slow in Australia and the economy is sluggish.

Latin America

In Latin America, the second quarter of 1997 saw a continuation of the strong performance we saw in the first quarter. In fact, most Latin markets had even stronger performance in the second quarter then they did in the first, particularly Argentina, Brazil and Mexico.

PORTFOLIO STRATEGY
Volatility increased in the second quarter, and we expect more of the same in the second half of the year. We maintain our focus on research driven stock selection and are ever mindful of the strong relationship between fundamental value and price. The increased volatility has created more opportunities to adjust positions in the Portfolio. As a consequence, our turnover went up a bit over the quarter as we sold on strength and bought on weakness.

Europe

In the U.K. we are concentrating on stocks that are benefiting from domestic growth and de-emphasizing stocks with export oriented businesses. We have added to consumer stocks and are also keeping a close watch on restructurings which continue to offer some of the best investment opportunities in Europe for a broad range of companies.

Japan

Our investment strategy in Japan continues to focus on those companies that have superior growth characteristics relative to the rest of Japan and that are attractively valued. This leads us to a number of financial, pharmaceutical and technology stocks. We see the pending big bang in the financial sector as a plus for the stronger financial firms in Japan. It will, by necessity, result in massive changes and concomitant unleashing of value.

Pacific Ex-Japan

Fortunately, we had virtually eliminated our exposure to Thailand prior to the Baht's devaluation and reduced exposure to the Philippines. Malaysia continues to be a significant holding, and we have added to our positions here. We think the Malaysian markets have overreacted, as many of the companies there are fundamentally strong and now look attractively priced.

Latin America

In the first quarter of 1997, we built up positions in a few Latin stocks that seemed particularly attractive to us. We will probably add to these positions as prices come down and may include additional names. We continue to find interesting opportunities among privatization stories, particularly in the telecom sector; and several of the larger banks seem well priced especially in Mexico and Brazil.
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                                     A-10
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PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Premier Growth Portfolio seeks growth of capital by investing predominately in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that, in our judgment, are likely to achieve superior earnings growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

MARKET REVIEW
We have been consistently bullish over the last several years based on our belief that the broad economic framework provided an excellent backdrop for equity investing. The economy has found a steady balance with moderate growth and moderate inflation. At the same time, U.S. corporate earnings, based on worldwide technology leadership and the benefits of several years of cost cutting, have advanced and balance sheets are in excellent shape to promote further growth. Many U.S. companies are also in a preeminent position to capitalize on global demand growth. This has led to an improved return on equity for large U.S. growth companies from a historic range of 13-14% to the current level of about 20%.

INVESTMENT RESULTS
Premier Growth Portfolio achieved a total return of 19.64%+ for the six month period ended June 30, 1997. The S&P 500 Stock Index returned 20.60% and the Russell 1000 Growth Index had a 19.55% return. Subsequent to the end of the quarter, the Portfolio has continued to perform well both absolutely and relative to these two indices. Additional investment results appear on page A-26.

INVESTMENT OUTLOOK
During the post World War II period, price earnings multiples, which were at 20 times earnings, left the market little room for error. We can say the same thing today. Judging by the same historic yardsticks, at this point in time equities are probably 10% or more overvalued versus the bond equivalent. Even so, we are not inclined to move into the bearish camp. Rather, we would prefer to be thought of as cautious bulls. The fundamentals are clearly better today than they have been at any time over the last 50 years. The Cold War is over, and there is tremendous world momentum towards democratic/capitalist policies. This represents a great opportunity for well-run companies and enables governments to engineer middle of the road monetary, fiscal and political solutions.

PORTFOLIO STRATEGY
We continue to strive to keep our portfolio-weighted price earnings multiple reasonable by balancing our exposure to high technology on the one hand with an equal exposure to lower valued stocks in the financial area on the other. We expect the market to become increasingly volatile in the months ahead. Therefore, we intend to continue to take profits during bouts of euphoria and utilize periods of temporary weakness to capitalize on attractive price opportunities.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-11
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QUASAR PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

INVESTMENT RESULTS
From December 31, 1996 through June 30, 1997, the Quasar Portfolio gained 8.82%+ while its benchmark, the Russell 2000 Index, was up 10.20%. Additional investment results appear on page A-26.

REVIEW OF INVESTMENT STRATEGY
Throughout the past six months, the Portfolio has benefited from many of the investment strategies implemented during 1995 and 1996. We continue to underweight technology holdings relative to the Portfolio's benchmark, the Russell 2000 Index. However, given the tremendous sell-off in the technology sector that took place in the first quarter of 1997, we are now looking at the sector very closely for the first time in over nine months.

The Portfolio continued to overweight energy holdings relative to the Russell 2000 with energy issues accounting for 13% of net assets at the time of this report. In addition to the offshore drilling operators which we have owned for some time, we have recently added two new holdings in the oil tanker market. We see a tightening in the demand/supply for oil tankers similar to the demand crunch faced by drilling rig operators over the last two years. Both OMI and Knightsbridge Tankers are likely beneficiaries of this trend. We continue to feel confident about the prospects for the U.S. refining business and have increased our exposure to Valero Energy.

Within the retail sector, we continue to like Tommy Hilfiger, Nine West, and Timberland. One addition to the portfolio in this area is Stride Rite Corporation. We believe they are in the midst of a turnaround, and both the Stride Rite and Keds brands are being reintroduced into the marketplace. In addition, Stride Rite has been awarded the Tommy Hilfiger footwear license for men and boys. The launch of this line is currently ahead of schedule.

We are also quite bullish on the retail end of the automotive sector and believe that Circuit City's Car Max will benefit as the automobile industry consolidates, bringing tremendous cost savings and efficiency.

INVESTMENT OUTLOOK
The market continues to benefit from modest economic growth and modest inflation. Companies reporting better than average earnings are gaining attention in the marketplace, driving market valuations higher.

Looking forward, our outlook for the U.S. economy and equities remains positive. However, an increase in interest rates would put some pressure on price/earnings ratios, which means that stocks with higher P/Es could become vulnerable. As a result, we continue to focus on the underlying earnings of each company, working to avoid the risk of unsustainable valuations.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-12
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REAL ESTATE INVESTMENT PORTFOLIO

INVESTMENT OBJECTIVE

The Real Estate Investment Portfolio seeks growth of capital combined with a high and growing level of current income by investing in the equity securities of companies involved in the real estate industry, primarily Real Estate Investment Trusts (REITs). The portfolio will focus on those companies which have the best underlying real estate fundamentals as determined by our proprietary real estate research methodology.

MARKET REVIEW
The U.S. commercial real estate market continues its robust recovery which began in 1993. Broadly speaking, the pricing of commercial real estate, as with any other commodity, is a function of supply and demand. Supply in this case is the amount of new or vacant space. Demand is a function of economic and demographic growth. We have seen very little new construction over the past six years as the economy has expanded steadily. As a result, the real estate market is currently very strong.

Publicly traded real estate companies control approximately 4% of the income-producing real estate in this country. Although small, this market share has grown dramatically in recent years. REITs, for example, have increased their collective market capitalization from $50 billion to $95 billion in the past 18 months. In any short period of time, the issuance of new REIT equity can affect results as much as underlying fundamentals. This occurred in the first half of 1997 when a robust new issue market hurt REIT returns. During this time, the market, as measured by the NAREIT Equity Index, was up 5.70%, substantially below the 20.60% return recorded by the S&P 500 Index.

INVESTMENT RESULTS
Over the six months ended June 30, 1997 the Real Estate Investment Portfolio produced a total return of 6.50%+ compared to the aforementioned 5.70% for its benchmark. Throughout the period, the portfolio was overweighted in those property types and geographic markets which had the best real estate dynamics. The strongest real estate markets in the United States today are in California and the Northeast--especially for suburban office and upscale hotel properties. The weakest markets are luxury apartment and retail properties in the sunbelt. By continuing to focus on the better real estate markets, the Portfolio should produce superior earnings growth. Additional investment results appear on page A-26.

INVESTMENT OUTLOOK
Presently, the overall economy looks outstanding, and we continue to enjoy an ideal operating environment for the companies in which we invest. In the REIT market, we expect to see very little new construction of commercial real estate in the 65 geographic markets we track. Growth is steady, capital is plentiful and cheap, and the correlation with the overall stock market and interest rates remains low.

PORTFOLIO STRATEGY
The Portfolio's focus is unlikely to shift dramatically over the remainder of 1997. Due to long construction lead times, we are confident that office and upscale hotel properties will see little new competition over the next several years. As long as the economy continues to expand (even moderately), and valuations do not become untenable, companies that own these types of properties in strong geographic markets will remain the backbone of our portfolio. We project that the current portfolio mix of companies will produce approximately 14% earnings growth this year, well in excess of the REIT market in general or the components of the S&P 500. As a result, we are optimistic about prospects for the remainder of the year.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-13
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TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio is a diversified investment that seeks growth of capital and invests for capital appreciation and, only incidentally, for income. Portfolio assets are primarily invested in securities of companies expected to benefit from technological advances and improvements.

INVESTMENT RESULTS
Your Portfolio gained 5.02%+ during the six-month period under review. This compares with a total return of 16.54% for the Pacific Stock Exchange High Technology Index during the same time period. Additional investment results appear on page A-26.

A major reason for the Portfolio's short-term underperformance was our investment commitment to networking stocks and our unwillingness to sell these securities when short-term issues arose.

According to the Soundview Technology Index, networking stocks declined 37% in the first calendar quarter as sentiment turned against these stocks, in spite of their positive long-term outlook. We have stayed the course, however, and have been rewarded by a significant recovery in the weeks since May 30.

For the three months ended June 30, 1997, the Portfolio achieved a total return of 18.74%, exceeding the 16.65% return of the Pacific Stock Exchange High Technology Index. The Portfolio's positive relative performance has continued as of this writing as the technology sector, driven by strong relative June earnings reports, has outperformed the broader market averages in July. We remain optimistic about our opportunities as we focus on stock selection based on company fundamentals and our consistent investment strategy.

INVESTMENT STRATEGY
The repeated pattern in investor sentiment about technology stocks, from euphoria to despair and back to euphoria again, offers us two choices: try to anticipate those swings by raising (and then spending) lots of cash or leave that psychological roller coaster to others and focus instead on enduring investment themes and the companies best positioned to exploit them.

We have opted for the latter approach for several reasons. First, anticipating shifts in psychology is even more difficult than predicting changes in business fundamentals. Second, sentiment changes can sometimes last a very short time and can disorient the investor who pays them too much attention. Finally, we remain convinced that the secular outlook for technology is as attractive as any industry, and that our efforts are best spent finding the best companies with an attractive long-term outlook.

INVESTMENT OUTLOOK
Convergence may be an overused term in technology but we are returning to it once more because it provides an excellent overview of today's favorable technology fundamentals. It describes several positive developments: 1) the emergence of Microsoft's NT operating system as a platform for most new client/server applications; 2) growth in the power of the Pentium microprocessor to a point where this architecture can now process many power-hungry, enterprise-type tasks in combination with NT; 3) a significant decline in the price of computer memory, or DRAM's 4) steady improvement in the speed or bandwidth of most corporate networks; 5) a new breed of distributed software applications which are improving the financial returns of many technology savvy corporations; and 6) the spreading use of technology in most worldwide markets because of improved ease of use, the greater affordability of these products and the phenomenon of the Internet. It's an exciting environment.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-14
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UTILITY INCOME PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utility industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common-stock dividends over time.

INVESTMENT RESULTS
For the period ended June 30, 1997, the total return for your Portfolio was 5.58%+. This compares with returns of - 2.47% and 9.47%, respectively for the Dow Jones Electric Utility Index and the New York Stock Exchange Utility Index. For the same time period, the Lehman Brothers Long-Term Government Bond Index returned 2.22%. Additional investment results appear on page A-26.

MARKET REVIEW
Income-producing securities performed poorly versus the broad large-capitalization market during the period under review, largely due to interest rates, which rose during most of the first six months of the fiscal year. This situation was a response to very strong first quarter GDP growth and Fed tightening. As a result, utility stocks, which generally move in the opposite direction of interest rates, suffered.

In addition, the winter of 1996-1997 was very mild. Electrical generation and natural gas prices were negatively affected. These effects showed up in poor earnings for the electric and gas utility companies.

The best performing group of stocks was the regional Bells. These stocks benefited from continued strong earnings growth from the addition of second telephone lines and high levels of communications traffic. In addition, the opening of the local telephone monopoly was postponed by court activity.

The Utility Income Portfolio has avoided the regional Bells because we believe the Bells' monopoly will soon be forced open, causing margins and earnings to suffer. This avoidance has led to near-term underperformance of the NYSE Utilities Index, though your Portfolio exceeded the returns of the Dow Jones Utilities Index. The difference is that in the NYSE Index, the regional Bells are well represented, while they are absent from the Dow Jones Index. While the Portfolio does not own any of the regional Bells, over 13% of the Portfolio's assets are invested in telephone companies. We believe that several of telephone holdings are well positioned to take advantage of deregulation.

INVESTMENT OUTLOOK
The market has been underpinned by a remarkable period of strong earnings growth coupled with declining inflation rates. The six-year long era of moderate economic growth has not yet resulted in bottlenecks that foster higher prices, but the economy cannot grow above its trend for long without causing the inflation rate to reverse its course and begin to increase. The prices of many stocks do not incorporate anything but perfection going forward, and we would expect these stocks to suffer disproportionately in the face of unforeseen bad news.

We have maintained our focus upon stocks that have the most reasonable valuations. We continue to seek a defensive dividend yield and a high degree of sector and industry diversification. Finally, we continue to rely on Alliance's internal research capabilities in selecting stocks that we expect to deliver superior performance.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-15
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WORLDWIDE PRIVATIZATION PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's assets will include equity securities of companies that we believe to be beneficiaries of the privatization process.

INVESTMENT RESULTS
The environment for privatizations continues to be quite favorable. This being the case, your Portfolio outperformed the Morgan Stanley EAFE Index for the six-month period under review, returning 13.87%+, which compares to 11.36% for the index. Additional performance information appears on page A-26.

MARKET REVIEW
In general, international markets have continued to perform well over the course of 1997. However, it is our opinion that international equity markets remain undervalued relative to the U.S. and that signs of recovery, notably in Europe, will be greeted with further price appreciation from the major stock markets of the world.

The Worldwide Privatization Portfolio has performed well for the first two quarters of 1997. Our focus in Western Europe and Latin America, as well as in Eastern Europe and Russia, has helped to achieve strong relative returns against other international equity funds. The Portfolio remains broadly diversified, with holdings in over 50 countries, representing 45 industry subsets.

Looking forward, we expect 1997 to be another record year for new privatization transactions. Major areas for new stock issues include Brazil, Eastern Europe, China and, later on in the year, Africa. Because underwriters recognize the long-term advantages of placing issues with a Portfolio dedicated to privatization stocks, your Portfolio continues to benefit from its size and prestige by gaining access to allocations of new privatization issues. We look forward to continuing to secure substantial portions of new privatization equity offerings.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-16
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GLOBAL BOND PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of current income consistent with what the Fund's Adviser and Sub-Adviser consider to be prudent investment risk from a multi-currency portfolio of high-quality debt securities of varying maturities.

INVESTMENT RESULTS
For the six month period ended June 30, 1997, the total return for the Global Bond Portfolio has declined 1.51%+. The comparable Salomon Brothers World Government Bond Index (unhedged and in U.S. dollar terms) performed similarly, declining 1.23% over the same period. Additional investment results appear on page A-26.

MARKET REVIEW
Investment results for the first half of 1997 were dominated by the appreciation of the U.S. dollar, particularly against European currencies. While returns in local currency terms from European markets have generally been superior to those from the U.S. bond market, the currency effect has detracted in excess of 10% from those returns when measured in U.S. dollars. In hindsight, a more aggressive currency hedging strategy would have protected the returns from European markets.

The exception within Europe was the performance of the U.K. market which performed well in the aftermath of the general election. The pound strengthened markedly against other European currencies as interest rates have been tightened modestly.

The Japanese market has been volatile both in bond and foreign exchange terms but, over the year-to-date period, provided returns that are marginally superior to those available in the U.S. market.

INVESTMENT OUTLOOK
Prospects for the second half of 1997 appear favorable. The U.S. bond market has shrugged off fears shown earlier in the year that growth would lead to higher inflation and yields have slowly moved downwards producing positive returns for bond investors. This has been justified on two fronts; 1) a reduction in the pace of growth threatening to push up inflation, and 2) no discernible signs of inflation occurring as a result of the rapid pace of growth during the first quarter. This creates a generally favorable outlook for the second half with the likelihood that yields can continue downwards.

Further European currency weakness is expected and will be met with a more aggressive foreign exchange hedging strategy to better protect the U.S. dollar returns. The continuing prospects for a broad and weak European Monetary Union
(EMU) should produce good returns from those markets still incorporating risk premium for not meeting the criteria, primarily Spain and Italy. The bond markets in Europe look reasonably well underpinned as governments maintain tight fiscal policies in order to meet the EMU criteria, thus containing growth at moderate levels.

The Japanese market looks set to see yields rising over the second half of the year as economic activity picks up to a level seen as "self-sustainable" by the Bank of Japan. Interest rates are likely to be moved higher from the 0.50% "emergency" level that has been maintained for almost two years. Such a tightening of policy is, however, likely to see the Japanese yen appreciate against the U.S. dollar, thus producing attractive returns to U.S. investors.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-17
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GLOBAL DOLLAR PORTFOLIO

INVESTMENT OBJECTIVE
The Global Dollar Portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk debt securities that are typically rated below investment grade, or in unrated debt securities of comparable quality that are considered to be predominantly speculative with regard to the issuer's capacity to pay interest and repay principal.

MARKET REVIEW
The U.S. bond market posted modest gains through June as interest rates fell on all maturities. After trading lower during the first quarter, the market rallied as data was released indicating that the economy had slowed from its unsustainable first quarter pace, inflation remained dormant and the Federal Reserve was unlikely to make any sustained moves in interest rates.

Outside the U.S., emerging market debt prices continued to rise although at a slower pace than in the past two years, as sound economic policies and solid fundamentals promoted growth. The rallying U.S. market, driven by continuing growth with little inflationary pressures, led to the increase in emerging markets asset prices. Bond markets in Mexico and Argentina continued to outperform the U.S., due to strong economic growth and inflationary pressures. Bulgaria was the best year-to-date performer. Proactive efforts by the Bulgarian government regarding the expected implementation of the currency board on July 1 caused a positive reaction in the market.

The Russian economy continues to show gradual improvement, with inflation and interest rates continuing to fall and the economy beginning to show signs of growth. Concerns that economic policies are unsustainable in Brazil have negatively impacted returns in this country. Brazil is running both a large fiscal and current account deficit which has weighed heavily on consumer sentiment. Also, fiscal reforms are proving difficult to get through the country's Congress. However, foreign direct investment is surging, and we remain optimistic that fiscal policies will be implemented.

INVESTMENT RESULTS
For the six months ended June 30, 1997, the Portfolio returned 10.91%+ on a net asset value basis. Its benchmark, the J.P. Morgan Emerging Markets Bond Index, which is composed of dollar denominated sovereign emerging market bonds, achieved an 11.54% return. The Portfolio modestly underperformed over the last six months. This can be attributed to the broad diversification of holdings in the Portfolio as compared to the index, which is composed of 10 countries. Although this diversification limits the Portfolio's ability to concentrate assets in those securities experiencing the most significant price gains, it helps to moderate the volatility of returns and reduce risk in the Portfolio. Additional investment results appear on page A-26.

INVESTMENT OUTLOOK
We expect U.S. economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached new highs, real income is growing solidly and the labor market remains strong, with unemployment at 5.0%. We expect this re-acceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. With multi-quarter growth trending a-
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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bove the level historically considered to be non-inflationary, Federal Reserve policy makers will continue to closely monitor inflationary pressures with a bias towards increasing rates at the first sign of economic overheating.

We continue to be optimistic about emerging market debt. However, as risk premiums have narrowed from their highs in 1994, we expect the pace of price appreciation of these securities to slow.

PORTFOLIO STRATEGY
Credit conditions are improving in Latin America and the rating agencies should begin to upgrade these sovereign credits. Therefore, we will continue to invest in these countries. However, the outlook for Asia is much more guarded, and we anticipate reducing our exposure to this region.
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                                     A-19
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NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Portfolio expects to maintain at least 25% of its assets in U.S. dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.

INVESTMENT RESULTS
We are pleased to report that Alliance Variable Product Series - North American Government Income Portfolio posted a solid 5.82%+ return over the most recent period. This compares with 3.09% for the Lehman Brothers Aggregate Bond Index, and 2.76% for the Lehman Brothers Intermediate-Term Government Bond Index, which measures performance of bonds in the 1 - 10 year maturity range. Additional performance information appears on page A-26.

MARKET REVIEW
After poor performance in the first quarter, fixed income returns produced better returns in the second quarter. The market traded off in the second quarter, as expectations heightened around a Federal Reserve preemptive rate hike.

Outside the U.S., emerging debt prices continued to rise although at a slower pace than in the past two years. Higher U.S. interest rates negatively impacted emerging market debt prices. However, bond markets in Mexico and Argentina continued to outperform the U.S., due to strong economic growth and benign inflationary pressures.

INVESTMENT OUTLOOK
We expect U.S. economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached a new high, real personal income is growing solidly, and the labor market is strong, with unemployment at 5.0%. We expect this re-acceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policymakers will continue to closely monitor inflationary pressures; we remain confident that they will increase interest at the first clear sign of overheating.

The Mexican economy continues to perform strongly, led by strong growth in investment and exports. Growth is expected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year.

In Canada, the Bank of Canada raised short term interest rates as a combination of firm growth and weakness in the Canadian dollar caused overall monetary conditions to fall below the Bank of Canada's desired range, forcing them to change policy. We expect that interest rates will continue to increase throughout 1997 and, consequently, we anticipate reducing our holdings in Canada for the short term and look for opportunities in other markets. We expect that inflation will not increase beyond 2% which should keep domestic long-term bond yields in the 6% to 6.9% range.

In Argentina, the economy is gaining momentum and is on track for at least 5% growth this year, after 4.4% growth in 1996. The strength of the economic expansion is producing a rapid increase in tax revenues while fiscal expenditures remain largely unchanged from last year's levels. The decision by Standard & Poor's to raise many Argentine corporate debt ratings underscores the economic progress being made in this country.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-20
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U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE
The U.S. Government/High Grade Securities Portfolio seeks high current income consistent with preservation of capital by investing principally in obligations issued or guaranteed by the U.S. Government and repurchase agreements pertaining to U.S. Government securities and other high grade debt securities.

MARKET REVIEW
The U.S. economy continued its strong performance in early 1997, led by continued strength in the labor market. The unemployment rate dropped to 20 year lows and wages continued to climb. In response to the continued economic strength and what were viewed as mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March. Overall, economic growth, which had risen to 3.8% at the end of 1996, further accelerated to 5.9% during the first quarter of 1997.

More recent data indicate that the economy slowed sharply during the second quarter, led by a decline in consumer spending. Retail sales of merchandise declined 3.8% in the second quarter while real construction spending fell 2.0% in April - May. The production side of the economy experienced a more muted slowdown: manufacturing output growth slowed to 4.4% (from 5.3% in the first quarter) and total hours worked increased by only 1.9% (versus 4.1% in the first quarter). However, labor market strength continued unabated in the second quarter as non-farm payroll growth rose to 237,000 new jobs per month from first quarter's average of 228,000 per month.

In spite of an increase in wage pressures, inflation remained very well-behaved during the first half of 1997. Consumer prices increased at a 1.4% annual rate in the first six months of the year and are up 2.3% from the same period last year. Meanwhile, producer prices dropped for six months in a row through June and are down 0.1% on a year-over-year basis.

The U.S. bond market posted modest gains through June as interest rates fell on all maturities. After trading lower during the first quarter, the market rallied as data was released indicating that the economy had slowed from its unsustainable first quarter pace, inflation remained dormant, and the Fed was unlikely to make any sustained moves in interest rates. Among the investment grade sectors, mortgages were the best performing sectors followed by corporates, asset-backed and governments.

INVESTMENT RESULTS
For the six months ended June 30, 1997, the Portfolio returned 2.94%+ on a net asset value basis versus 2.79% for its benchmark (a composite of 67% Lehman Brothers Government Index and 33% Lehman Brothers Corporate Index). Additional investment results appear on page A-26.

INVESTMENT OUTLOOK
We expect economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached new highs, real income is growing solidly, and the labor market remains strong, with unemployment at 5.0%. We expect this re-acceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policy makers will continue to closely monitor inflationary pressures with a bias towards increasing rates at the first sign of economic overheating.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-21
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PORTFOLIO STRATEGY
We are pleased to report that the Portfolio posted solid returns relative to its benchmark for the first half of 1997. This outperformance can be attributed to the solid gains realized by the mortgage and corporate holdings in the Portfolio. As interest volatility decreased late in the period, we increased the Portfolio's holdings of high quality corporate bonds and mortgage-backed securities, both of which outperformed government securities during the period. We anticipate this trend to continue during the upcoming period and will maintain the Portfolio's increased allocation to these sectors.
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                                     A-22
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MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks safety of principal, maintenance of liquidity, and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government

INVESTMENT RESULTS
For the six months ended June 30, 1997, the Money Market Portfolio returned 2.47% and paid a 7-day yield (on June 30) of 5.11%. During the same time period, the total return for the Salomon Brothers 3-Month Treasury Bill Index was 5.14%. Additional investment results appear on page A-26.

MARKET AND STRATEGY REVIEW
Throughout the second quarter, the Portfolio overweighted asset-backed commercial paper securities due to their relatively high yields. Following the May 20 Federal Open Market Committee meeting, an effort was made to concentrate the maturities of Portfolio holdings right around the June 30 quarter end. As those holdings matured, cash became available to invest in new issues, which tend to be readily available following calendar quarters.

OUTLOOK
As we enter the second half of 1997, any acceleration or inflationary worries which caused the Fed to take preemptive measures appear to have subsided. Thus, the likelihood exists of a non-volatile third quarter with the Fed not tinkering very much with interest rates.
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-23
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SHORT-TERM MULTI-MARKET PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks the highest level of current income, consistent with what the Investment Manager believes to be prudent risk from a Portfolio of high-quality debt securities denominated in U.S. dollars and selected foreign currencies and having remaining maturities of not more than three years.

INVESTMENT RESULTS
The Portfolio's total return for the six months ended June 30, 1997 was 1.82%+, which compares to the Merrill Lynch 1-3 Year Treasury Index's return of 2.88% for the same period. Additional investment results appear on page A-26.

MARKET ENVIRONMENT
U.S. bond market returns were subdued for the first quarter due to the increase in interest rates by the Federal Reserve. However, as data was released indicating that the economy had slowed from its unsustainable first quarter pace, inflation remained dormant and the Federal Reserve was unlikely to make any additional increases in interest rates, the market rallied and posted modest gains through the first half of 1997.

Outside the U.S, Canadian bonds performed well in the wake of an interest rate increase by the Bank of Canada. A combination of firm growth and weakness in the Canadian dollar caused overall monetary conditions to fall below the Bank of Canada's desired range, forcing them to change policy. The Australian and New Zealand economies continued to display signs of weakness. Both the Reserve Bank of Australia and New Zealand eased monetary conditions during the second quarter as a result of weak economic activity and better than expected inflation. As a result, bond prices moved higher in both markets. In Europe, the driving force behind excellent bond markets returns has been the quest for monetary union. However, the change in several governments within Europe reflects the voters unhappiness with long term structural unemployment problems, particularly in France. The elections in France and Great Britain added to market volatility during the period, creating speculation and uncertainty in the markets. The U.S. dollar continued to perform very well against the core European currencies.

INVESTMENT OUTLOOK
We expect economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached new highs, real income is growing solidly and the labor market remains strong, with unemployment at 5.0%. We expect this re-acceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policymakers will continue to closely monitor inflationary pressures with a bias towards increasing rates at the first sign of economic overheating.

In Europe, we expect that well-behaved inflation will be offset by moderately improving growth prospects. European Monetary Union is closer to becoming a reality. Despite the occasional comment about postponing European Monetary Union, we believe it will proceed and the historically weaker markets, particularly Spain and Italy, will outperform Germany and the other stronger countries.

The Mexican economy continues to perform strongly, led by strong in investment and exports. Growth is ex-
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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.
                                     A-24
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pected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing and the decision to prepay the remaining $3.5 billion owed to the U.S.. for the 1995 peso bailout is another positive step in their efforts to restore Mexico's credibility in international capital markets. The Congressional and Gubernatorial elections which took place in June caused an increase in market volatility but we believe that the elections will have little impact on economic policy which is centered with the President, who remains popular. While near term volatility may affect returns in the short term, we remain confident that long term growth prospects are good.
-------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

INVESTMENT RESULTS
-------------------------------------------------------------------------------
INVESTMENT RESULTS AS OF JUNE 30, 1997
Listed below are the Portfolios' six month cumulative unannualized total returns, as well as their average annual total returns for the one-year, five-year (where applicable) and since-inception periods ended June 30, 1997.

ASSET ALLOCATION PORTFOLIOS
CONSERVATIVE INVESTORS PORTFOLIO
o   Six Months                                 5.36%*
o   One Year                                  11.55%
o   Since Inception (10/94)                    9.95%
GROWTH INVESTORS PORTFOLIO
o   Six Months                                 9.54%*
o   One Year                                  16.10%
o   Since Inception (10/94)                   13.66%
TOTAL RETURN PORTFOLIO
o   Six Months                                 9.80%*
o   One Year                                  21.33%
o   Since Inception (12/92)                   11.76%
COMMON STOCK/EQUITY SECURITIES PORTFOLIOS
GROWTH AND INCOME PORTFOLIO
o   Six Months                                14.38%*
o   One Year                                  29.55%
o   Five Years                                18.49%
o   Since Inception (1/91)                    14.48%
GROWTH PORTFOLIO
o   Six Months                                10.42%*
o   One Year                                  26.76%
o   Since Inception (9/94)                    28.66%
INTERNATIONAL PORTFOLIO
o   Six Months                                10.41%*
o   One Year                                  10.56%
o   Since Inception (12/92)                   12.31%
PREMIER GROWTH PORTFOLIO
o   Six Months                                19.64%*
o   One Year                                  35.42%
o   Five Years                                21.47%
o   Since Inception (6/92)                    21.42%
QUASAR PORTFOLIO
o   Six Months                                 8.82%*
o   Since Inception (8/96)                    15.78%*
REAL ESTATE INVESTMENT PORTFOLIO
o   Since Inception (1/97)                     6.50%*
TECHNOLOGY PORTFOLIO
o   Six Months                                 5.02%*
o   One Year                                  16.99%
o   Since Inception (1/96)                    10.59%
UTILITY INCOME PORTFOLIO
o   Six Months                                 5.58%*
o   One Year                                  10.27%
o   Since Inception (5/94)                    10.74%
WORLDWIDE PRIVATIZATION PORTFOLIO
o   Six Months                                13.87%*
o   One Year                                  20.57%
o   Since Inception (9/94)                    16.07%
INCOME-ORIENTED PORTFOLIOS
GLOBAL BOND PORTFOLIO
o   Six Months                                -1.51%*
o   One Year                                   4.36%
o   Five Years                                 6.99%
o   Since Inception (7/91)                     8.22%
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
o   Six Months                                10.91%*
o   One Year                                  29.13%
o   Since Inception (5/94)                    17.76%
NORTH AMERICAN GOVERNMENT
   INCOME PORTFOLIO
o   Six Months                                 5.82%*
o   One Year                                  15.72%
o   Since Inception (5/94)                    10.09%

U.S. GOVERNMENT/HIGH-GRADE
   SECURITIES PORTFOLIO
o   Six Months                                 2.94%*
o   One Year                                   8.90%
o   Since Inception (9/92)                     5.71%
SHORT-TERM INCOME PORTFOLIOS
MONEY MARKET PORTFOLIO
o   Six Months                                 2.47%*
o   Annualized 7-Day Yield                     5.11%
SHORT-TERM MULTI-MARKET PORTFOLIO
o   Six Months                                 1.82%*
o   One Year                                   6.38%
o   Five Years                                 3.19%
o   Since Inception (11/90)                    3.88%
-------------------------------------------------------------------------------
(*) Cumulative, unannualized total returns for the periods indicated.
Total returns are based on net asset value performance and reflect investment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Money Market Portfolio yield is an annualized 7-day compound return as of June 30, 1997.

-------------------------------------------------------------------------------
THE BENCHMARKS
The benchmarks described below represent unmanaged indices; the Lipper averages include funds that have generally similar investment objectives to the respective Alliance portfolio, though some funds included in the averages may have somewhat different investment policies.

S&P 500 -- The Standard & Poor's 500-Stock Index includes 500 U.S. stocks and is a common measure of the performance of the U.S. stock market.

RUSSELL 1000 -- The Russell 1000 Growth Index represents performance of 1000 of the largest U.S. companies by market capitalization.

RUSSELL 2000 -- The Russell 2000 Index consists of 2000 small-and mid-cap companies. The average market capitalization is approximately $500 million.

MSCI EAFE -- The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 20 countries within Europe, Australia and the Far East.

DJ UTILITY -- The Dow Jones Utility Average is a price weighted average which consists of 15 actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

NYSE UTILITY -- The New York Stock Exchange Utility Index is comprised of all utility issues traded on the Exchange.

LB AGGREGATE -- The Lehman Brothers Aggregate Index is composed of the Mortgage Backed and Asset Backed Securities Indices, and the Government/ Corporate Bond Index.

LB GOV'T/CORP. BOND -- The Lehman Brothers Government/Corporate Bond Index represents a combination of the two indices.

LB GOV'T BOND -- The Lehman Brothers Government Index is composed of the Treasury Bond and Agency

LB CORP. BOND -- The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds.

LB INTERMEDIATE GOV'T BOND -- The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to ten years.

SB WORLD GOV'T BOND -- The Salomon Brothers World Government Bond Index represents performance of government bond markets in 14 countries.

ML 1-3 YEAR TREASURY -- The Merrill Lynch 1-3 Year Treasury Index is composed of U.S. Treasury securities with maturities between one and three years.

JPM EMBI -- The J.P. Morgan Emerging Market Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds.

LIPPER GROWTH & INCOME FUNDS AVERAGE -- The Lipper Growth & Income Funds Average reflects performance of 565 mutual funds.

LIPPER BALANCED FUNDS AVERAGE -- The Lipper Balanced Funds Average reflects performance of 317 mutual funds.

LIPPER INTERNATIONAL FUNDS AVERAGE -- The Lipper International Funds Average reflects performance of 383 mutual funds.

LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE -- The Lipper Short World Multi-Market Income Funds Average reflects performance of 33 mutual funds.

NAREIT INDEX -- The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

PSE HIGH TECHNOLOGY -- The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
Philip Morris Cos., Inc.                                         $ 17,097,687                   6.3%
MBNA Corp.                                                         12,932,287                   4.8
Intel Corp. (common stock and warrants)                            12,820,372                   4.8
UAL Corp.                                                          10,949,063                   4.1
Microsoft Corp.                                                     9,434,569                   3.5
Pfizer, Inc.                                                        9,237,350                   3.4
Merck & Co., Inc.                                                   9,004,500                   3.3
Home Depot, Inc.                                                    8,895,212                   3.3
Cisco Systems, Inc.                                                 8,851,194                   3.3
Morgan Stanley, Dean Witter, Discover & Co.                         8,438,312                   3.1
                                                                 $107,660,546                  39.9%

GROWTH AND INCOME PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
Philip Morris Cos., Inc.                                          $ 6,201,406                   3.4%
Schering-Plough Corp.                                               5,591,800                   3.0
Merck & Co., Inc.                                                   5,444,100                   2.9
Texaco, Inc.                                                        5,437,500                   2.9
First Union Corp.                                                   4,800,750                   2.6
Cisco Systems, Inc.                                                 4,774,809                   2.6
Chase Manhattan Corp.                                               4,659,000                   2.5
Morgan Stanley, Dean Witter, Discover & Co.                         4,478,500                   2.4
PacifiCare Health Systems, Inc. C1.B                                3,958,312                   2.2
National Semiconductor Corp.                                        3,839,548                   2.1
                                                                  $49,185,725                  26.6%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
U.S. Treasury Notes (4.75%-7.25%, 8/31/98-10/15/06)               $10,265,917                  30.9%
Philip Morris Cos., Inc.                                              727,750                   2.2
Merck & Co., Inc.                                                     662,400                   2.0
Morgan Stanley, Dean Witter, Discover & Co.                           659,287                   2.0
Mobil Corp.                                                           642,850                   1.9
First Union Corp.                                                     619,750                   1.8
Schering-Plough Corp.                                                 593,650                   1.8
Cisco Systems, Inc.                                                   564,112                   1.7
Texaco, Inc.                                                          489,375                   1.5
PacifiCare Health Systems, Inc. C1.B                                  472,444                   1.4
                                                                  $15,697,535                  47.2%

INTERNATIONAL PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
Sumitomo Bank International (common stock and
  0.75%, 5/31/01 conv. bond)                                       $1,408,698                   2.4%
Societe Generale                                                      941,018                   1.6
Akzo Nobel N.V.                                                       907,219                   1.5
Bank of Tokyo-Mitsubishi Bank                                         886,931                   1.5
Rohm Co., Ltd.                                                        823,591                   1.4
TDK Corp.                                                             807,102                   1.4
DDI Corp.                                                             730,710                   1.2
Novartis AG                                                           682,615                   1.1
Nomura Securities Co. Ltd.                                            675,449                   1.1
Yamanouchi Pharmaceutical Co. Ltd.                                    671,785                   1.1
                                                                   $8,535,118                  14.3%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

UTILITY INCOME PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
FPL Group, Inc.                                                   $   718,575                   4.4%
American Electric Power, Inc.                                         709,800                   4.3
Allegheny Power Systems, Inc.                                         627,156                   3.8
AirTouch Communications, Inc.                                         624,000                   3.8
CMS Energy Corp.                                                      606,300                   3.7
CINergy Corp.                                                         581,369                   3.6
Edison International                                                  547,250                   3.3
Cablevision Systems Corp.                                             542,500                   3.3
Williams Cos., Inc. $3.50 conv. pfd.                                  487,038                   3.0
NIPSCO Industries, Inc.                                               483,356                   3.0
                                                                   $5,927,344                  36.2%

GROWTH PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
WorldCom, Inc. (common and 8.0% conv. pfd.)                       $10,380,707                   5.7%
Cisco Systems, Inc.                                                 9,589,913                   5.3
CUC International, Inc.                                             8,614,922                   4.7
Intel Corp.                                                         7,221,281                   3.9
American Express Co.                                                5,259,700                   2.9
3Com Corp. (common stock and 10.25%, 11/01/01 conv. bond)           5,169,797                   2.8
Ceridian Corp.                                                      4,964,375                   2.7
Merck & Co., Inc.                                                   4,957,650                   2.7
American International Group, Inc.                                  4,682,906                   2.6
Travelers Group, Inc.                                               4,519,437                   2.5
                                                                  $65,360,688                  35.8%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

WORLDWIDE PRIVATIZATION PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
Deutsche Telekom AG                                               $   765,300                   2.3%
Telecomunicacoes Brasileras S.A. (ADR)                                682,875                   2.0
Akzo Nobel N.V.                                                       644,098                   1.9
Commonwealth Sevum Lab. Ltd.                                          605,691                   1.8
Pharmacia & Upjohn, Inc.                                              590,750                   1.8
SK Telecom Ltd. (ADR)                                                 535,919                   1.6
Electricidade de Portugal S.A.                                        535,856                   1.6
National Grid Group Plc                                               475,242                   1.4
Usinor Sacilor                                                        474,382                   1.4
British Energy Plc                                                    465,488                   1.4
                                                                   $5,775,601                  17.2%

CONSERVATIVE INVESTORS PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
U.S. Treasury Notes (6.125%-6.875%, 8/31/98-5/15/06)              $ 6,364,869                  24.9%
Federal National Mortgage Association
  (6.00%-7.00%, 4/01/11-5/01/26)                                    1,585,562                   6.2
U.S. Treasury Bond, 6.625%, 02/15/27                                  934,410                   3.7
Government National Mortgage Association
  (7.50%, 1/15/27-3/15/27)                                            618,136                   2.4
Federal Home Loan Bank (7.00%, 9/01/11-1/01/12)                       559,836                   2.2
Time Warner, Inc. (common stock and 8.375%, 3/15/23 bond)             500,745                   2.0
St. George Bank Ltd., 7.15%, 10/15/05                                 422,620                   1.7
Zurich Capital Trust I, 8.376%, 06/01/37                              414,474                   1.6
Corporacion Andina de Fomento, 7.25%, 03/01/07                        401,043                   1.6
Deutsche Bank Financial, Inc., 6.70%, 12/13/06                        342,080                   1.3
                                                                  $12,143,775                  47.6%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

GROWTH INVESTORS PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
U.S. Treasury Notes (6.125%-7.875%, 4/15/98-5/15/06)               $1,216,221                   9.4%
Federal National Mortgage Association
  (6.00%-7.00%, 1/01/11-5/01/26)                                      276,738                   2.1
Travelers Group, Inc.                                                 184,962                   1.4
Philip Morris Cos., Inc.                                              179,719                   1.4
Morgan Stanley, Dean Witter, Discover & Co.                           174,403                   1.3
MBNA Corp.                                                            153,825                   1.2
U.S. Industries, Inc.                                                 149,625                   1.2
Government National Mortgage Association, 7.50%, 01/15/27             149,053                   1.2
American Express Co.                                                  149,000                   1.1
Warner-Lambert Co.                                                    136,675                   1.1
                                                                   $2,770,221                  21.4%

TECHNOLOGY PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
Dell Computer Corp.                                               $ 2,632,835                   5.4%
COMPAQ Computer Corp.                                               2,262,900                   4.7
Cisco Systems, Inc.                                                 2,196,009                   4.5
Oracle Corp.                                                        1,769,583                   3.6
Altera Corp.                                                        1,581,628                   3.3
Intel Corp.                                                         1,512,221                   3.1
Applied Materials, Inc.                                             1,443,937                   3.0
Sanmina Corp.                                                       1,358,963                   2.8
Tellabs, Inc.                                                       1,339,500                   2.7
First Data Corp.                                                    1,212,675                   2.5
                                                                  $17,310,251                  35.6%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

QUASAR PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
Mohawk Industries, Inc.                                            $1,047,537                   3.2%
Parker Drilling Co.                                                   902,238                   2.7
OMI Corp.                                                             891,225                   2.7
Consolidated Freightways Corp.                                        866,250                   2.6
Rowan Cos., Inc.                                                      662,406                   2.0
Bethlehem Steel Corp.                                                 619,988                   1.9
Evergreen Media Corp.                                                 610,506                   1.8
Nautica Enterprises, Inc.                                             600,841                   1.8
Industrie Natuzzi S.p.A. (ADS)                                        581,688                   1.7
GelTex Pharmaceuticals, Inc.                                          578,200                   1.7
                                                                   $7,360,879                  22.1%

REAL ESTATE INVESTMENT PORTFOLIO
COMPANY                                                          U.S. $ VALUE          PERCENT OF NET ASSETS
Crescent Real Estate Equities Co.                                 $   238,125                   5.0%
Glenborough Realty Trust, Inc.                                        227,250                   4.8
Starwood Lodging Trust                                                226,244                   4.8
Excel Realty Trust, Inc.                                              195,175                   4.1
Patriot American Hospitality, Inc.                                    191,250                   4.1
Security Capital Industrial Trust                                     184,900                   3.9
Essex Property Trust, Inc.                                            179,900                   3.8
Beacon Properties Corp.                                               176,888                   3.7
Storage USA, Inc.                                                     175,950                   3.7
Spieker Properties, Inc.                                              165,381                   3.5
                                                                   $1,961,063                  41.4%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INDUSTRY DIVERSIFICATION
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
                                                                 U.S. $ VALUE          PERCENT OF NET ASSETS
Basic Industries                                                  $ 5,379,000                   9.0%
Capital Goods                                                       4,787,151                   8.0
Consumer Manufacturing                                              2,200,242                   3.7
Consumer Services                                                   3,789,360                   6.3
Consumer Staples                                                    5,665,381                   9.5
Energy                                                              1,742,189                   2.9
Financial Services                                                 13,160,583                  22.0
Healthcare                                                          3,073,093                   5.1
Multi-Industry                                                      3,253,567                   5.4
Technology                                                          5,980,118                  10.0
Transportation                                                        767,867                   1.3
Utilities                                                           2,853,460                   4.8
Time Deposit                                                        7,190,000                  12.0
Total Investments                                                  59,842,011                 100.0
Other Assets Less Liabilities                                          17,527                   0.0
Net Assets                                                        $59,859,538                 100.0%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INDUSTRY DIVERSIFICATION
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

WORLDWIDE PRIVATIZATION PORTFOLIO
                                                                 U.S. $ VALUE          PERCENT OF NET ASSETS
Basic Industries                                                  $ 3,633,954                  10.8%
Capital Goods                                                         867,192                   2.6
Consumer Manufacturing                                                522,446                   1.6
Consumer Services                                                   2,244,191                   6.7
Consumer Staples                                                    1,696,843                   5.0
Energy                                                              1,738,131                   5.2
Financial Services                                                  4,920,794                  14.7
Healthcare                                                          1,649,365                   4.9
Multi-Industry                                                          4,688                   0.0
Technology                                                          5,645,501                  16.8
Transportation                                                        785,109                   2.3
Utilities                                                           6,581,870                  19.6
Time Deposit                                                        2,243,000                   6.7
Total Investments                                                  32,533,084                  96.9
Other Assets Less Liabilities                                       1,034,149                   3.1
Net Assets                                                        $33,567,233                 100.0%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--95.3%
CAPITAL GOODS--0.7%
ELECTRICAL EQUIPMENT--0.7%
General Electric Co................. 30,200 $   1,974,325
                                            -------------
CONSUMER SERVICES--20.3%
AIRLINES--6.1%
KLM Royal Dutch Airlines NV......... 18,776       579,709
Northwest Airlines Corp. Cl.A *.....135,060     4,938,131
UAL Corp. *.........................153,000    10,949,063
                                            -------------
                                               16,466,903
                                            -------------
APPAREL--1.3%
Nike, Inc. Cl.B..................... 62,100     3,625,088
                                            -------------
BROADCASTING &
   CABLE--3.0%
AirTouch Communications, Inc. *.....215,500     5,899,313
Cox Communications, Inc. Cl.A *..... 50,100     1,202,400
Liberty Media Group Cl.A *.......... 37,937       902,189
                                            -------------
                                                8,003,902
                                            -------------
ENTERTAINMENT &
   LEISURE--1.3%
Disney (Walt) Co.................... 43,900     3,522,975
                                            -------------
RESTAURANTS &
   LODGING--1.2%
Marriot International, Inc.......... 22,600     1,387,075
McDonald's Corp..................... 35,300     1,705,431
                                            -------------
                                                3,092,506
                                            -------------
RETAILING--7.4%
Home Depot, Inc.....................129,033     8,895,212
Kohls Corp. *....................... 45,700     2,419,244
Sears, Roebuck & Co.................107,900     5,799,625
Wal-Mart Stores, Inc................ 86,100     2,911,256
                                            -------------
                                               20,025,337
                                            -------------
                                               54,736,711
                                            -------------
CONSUMER STAPLES--9.0%
COSMETICS--1.5%
Gillette Co......................... 41,500     3,932,125
                                            -------------
FOOD--1.2%
Campbell Soup Co.................... 15,600       780,000
Coca-Cola Co........................ 38,300     2,585,250
                                            -------------
                                                3,365,250
                                            -------------
TOBACCO--6.3%
Philip Morris Cos., Inc.............385,300 $  17,097,687
                                            -------------
                                               24,395,062
                                            -------------
ENERGY--2.3%
OIL & GAS SERVICES--2.3%
Baker Hughes, Inc................... 48,600     1,880,212
British Petroleum Co. Plc........... 18,400     1,377,700
Schlumberger Ltd.................... 23,700     2,962,500
                                            -------------
                                                6,220,412
                                            -------------
FINANCE--22.5%
BANKING & CREDIT--11.6%
Citicorp............................ 28,300     3,411,919
First Bank System, Inc..............  6,400       546,400
First Union Corp.................... 17,700     1,637,250
Household International, Inc........ 69,000     8,103,187
MBNA Corp...........................353,100    12,932,287
NationsBank Corp.................... 14,200       915,900
Norwest Corp........................ 61,100     3,436,875
U.S. Bancorp........................  5,400       346,444
                                            -------------
                                               31,330,262
                                            -------------
BROKERAGE & MONEY
   MANAGEMENT--2.9%
Merrill Lynch & Co., Inc............132,200     7,882,425
                                            -------------
INSURANCE--1.9%
American International Group, Inc... 19,900     2,972,563
MGIC Investment Corp................ 21,600     1,035,450
Progressive Corp.................... 11,400       991,800
                                            -------------
                                                4,999,813
                                            -------------
MORTGAGE BANKING--3.0%
Federal National Mortgage
   Association .....................185,500     8,092,438
                                            -------------
OTHER--3.1%
Morgan Stanley, Dean Witter,
   Discover & Co....................195,955     8,438,312
                                            -------------
                                               60,743,250
                                            -------------
HEALTH CARE--13.9%
BIOTECHNOLOGY--0.7%
Amgen, Inc.......................... 33,000     1,917,094
                                            -------------
DRUGS--6.8%
Merck & Co., Inc.................... 87,000     9,004,500
Pfizer, Inc......................... 77,300     9,237,350
                                            -------------
                                               18,241,850
                                            -------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                     SHARES  U.S. $ VALUE
                                     ------  ------------
MEDICAL PRODUCTS--1.9%
Johnson & Johnson................... 42,400 $   2,729,500
Medtronic, Inc...................... 30,200     2,446,200
                                            -------------
                                                5,175,700
                                            -------------
MEDICAL SERVICES--4.5%
Columbia/HCA Healthcare Corp........140,900     5,539,131
Oxford Health Plans, Inc. *......... 24,600     1,765,819
United Healthcare Corp.............. 94,800     4,929,600
                                            -------------
                                               12,234,550
                                            -------------
                                               37,569,194
                                            -------------
MULTI INDUSTRY--1.9%
Tyco International Ltd.............. 71,400     4,966,763
                                            -------------
TECHNOLOGY--24.3%
COMMUNICATIONS
   EQUIPMENT--4.5%
Ericsson (L.M.) Telephone Co.
   Cl.B (ADR)....................... 93,990     3,703,793
Lucent Technologies, Inc............ 16,321     1,176,132
Nokia Corp. (ADR)................... 96,700     7,131,625
                                            -------------
                                               12,011,550
                                            -------------
COMPUTER HARDWARE--5.0%
COMPAQ Computer Corp. *............. 82,100     8,148,425
Dell Computer Corp. *............... 45,800     5,377,206
                                            -------------
                                               13,525,631
                                            -------------
COMPUTER PERIPHERALS--0.7%
Seagate Technology, Inc. *.......... 56,200     1,977,538
                                            -------------
COMPUTER SOFTWARE &
   SERVICES--4.2%
First Data Corp..................... 45,900     2,016,731
Microsoft Corp. *................... 74,600     9,434,569
                                            -------------
                                               11,451,300
                                            -------------
NETWORK SOFTWARE--3.4%
Ascend Communications, Inc. *.......  5,100       200,334
Cisco Systems, Inc. *...............131,800     8,851,194
                                            -------------
                                                9,051,528
                                            -------------
                                   SHARES OR
                                   PRINCIPAL
                                     AMOUNT
                                     (000)   U.S. $ VALUE
                                   --------- ------------

SEMI-CONDUCTORS &
   RELATED--5.1%
Applied Materials, Inc. *........... 11,300 $     799,828
Intel Corp..........................  4,900       693,809
   warrants, expiring 3/14/98 *.....119,400    12,126,563
                                            -------------
                                               13,620,200
                                            -------------
TELECOMMUNICATIONS--1.4%
WorldCom, Inc. *....................121,600     3,887,400
                                            -------------
                                               65,525,147
                                            -------------
TRANSPORTATION--0.4%
RAILROADS--0.4%
Burlington Northern Santa Fe........ 11,200     1,006,600
                                            -------------
Total Common Stocks and
   Other Investments
   (cost $206,211,838)..............          257,137,464
                                            -------------

SHORT-TERM INVESTMENTS--6.5%
COMMERCIAL PAPER--5.9%
General Electric Capital Corp.
   6.18%, 7/01/97...................$16,097    16,097,000
                                            -------------
TIME DEPOSIT--0.6%
State Street Bank and Trust Co.
   5.25%, 7/01/97...................  1,532     1,532,000
                                            -------------
Total Short-Term Investments
   (amortized cost $17,629,000).....           17,629,000
                                            -------------
TOTAL INVESTMENTS--101.8%
   (cost $223,840,838)..............          274,766,464
Other assets less liabilities--(1.8%)          (4,804,300)
                                            -------------
NET ASSETS--100.0%...................       $ 269,962,164
                                            =============
-------------------------------------------------------------------------------
*    Non-income producing security.
     See Glossary of Terms on page B-49.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
                                    PRINCIPAL
                                     AMOUNT
                                     (000)     U.S. $ VALUE
                                  -----------  ------------
CANADA--4.3%
AGENCY OBLIGATION--4.3%
Province of British Columbia
   7.50%, 12/31/03
   (cost $813,138)........... GBP       500  $    834,732
                                             ------------
FRANCE--9.7%
GOVERNMENT OBLIGATIONS--9.7%
Government of France
   6.00%, 3/16/01............ XEU       750       884,989
   8.50%, 11/25/02........... FRF     4,900       981,968
                                             ------------
Total French Securities
   (cost $1,988,459).........                   1,866,957
                                             ------------
GERMANY--9.9%
GOVERNMENT OBLIGATIONS--9.9%
Federal Republic of Germany
   5.875%, 5/15/00........... DEM     1,400       845,250
   6.75%, 4/22/03 (a)........         1,700     1,063,706
                                             ------------
Total German Securities
   (cost $2,018,169).........                   1,908,956
                                             ------------
ITALY--4.6%
GOVERNMENT OBLIGATION--4.6%
Republic of Italy
   6.25%, 3/01/02
   (cost $853,777)........... LIRA  1,500,000     885,400
                                             ------------
JAPAN--9.2%
DEBT OBLIGATION--9.2%
Export Import Bank of Japan
   4.375%, 10/01/03
   (cost $1,729,494)......... JPY   180,000     1,772,597
                                             ------------
SPAIN--9.3%
GOVERNMENT OBLIGATION--9.3%
Kingdom of Spain
   7.90%, 2/28/02
   (cost $1,857,527)......... ESP   240,000     1,784,160
                                             ------------
SWEDEN--4.8%
GOVERNMENT OBLIGATION--4.8%
Kingdom of Sweden
   7.75%, 12/31/03
   (cost $919,439)........... GBP       550  $    933,089
                                             ------------
UNITED STATES--36.0%
GOVERNMENT OBLIGATIONS--34.8%
U.S. Treasury Notes
   6.25%, 2/15/03............ US$     3,500     3,472,665
   6.375%, 8/15/02...........         2,600     2,599,194
   7.50%, 5/15/02............           600       627,846
                                             ------------
                                                6,699,705
                                             ------------
TIME DEPOSIT--1.2%
State Street Bank and Trust Co.
   5.25%, 7/02/97............           228       228,000
                                             ------------
Total United States Securities
   (cost $6,907,946).........                   6,927,705
                                             ------------
MULTI-NATIONAL--9.9%
Asian Development Bank
   5.625%, 2/18/02........... JPY   100,000     1,019,674
International Bank for
   Reconstruction &
   Development
   4.50%, 3/20/03............        90,000       890,715
                                             ------------
Total Multi-National Securities
   (cost $1,866,078).........                   1,910,389
                                             ------------
TOTAL INVESTMENTS--97.7%
   (cost $18,954,027)........                  18,823,985
Other assets less liabilities--2.3%               442,352
                                             ------------
NET ASSETS--100.0%............               $ 19,266,337
                                             ============

-------------------------------------------------------------------------------
(a) Security segregated to collateralize forward exchange currency contracts with a market value of $1,063,706. See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON AND
   PREFERRED STOCKS--96.9%
BASIC INDUSTRIES--3.8%
CHEMICALS--3.0%
Dow Chemical Co..................... 37,500 $   3,267,187
Morton International, Inc........... 75,000     2,264,063
                                            -------------
                                                5,531,250
                                            -------------
CONTAINERS--0.8%
Crown Cork & Seal, Inc.
   4.5% conv. pfd................... 31,000     1,565,500
                                            -------------
                                                7,096,750
                                            -------------
CAPITAL GOODS--4.4%
ELECTRICAL EQUIPMENT--1.4%
General Electric Co................. 40,800     2,667,300
                                            -------------
ENGINEERING &
   CONSTRUCTION--1.0%
Fluor Corp.......................... 33,000     1,821,187
                                            -------------
MACHINERY--1.1%
Allied-Signal, Inc..................  7,000       588,000
Cooper Industries, Inc.............. 27,000     1,343,250
                                            -------------
                                                1,931,250
                                            -------------
POLLUTION CONTROL--0.9%
United Waste Systems, Inc. *........ 12,800       524,000
USA Waste Services, Inc. *.......... 31,000     1,197,375
                                            -------------
                                                1,721,375
                                            -------------
                                                8,141,112
                                            -------------
CONSUMER
   MANUFACTURING--2.3%
APPLIANCES--0.9%
Sunbeam Corp........................ 42,000     1,585,500
                                            -------------
AUTO & RELATED--1.4%
Chrysler Corp....................... 54,000     1,771,875
Harley-Davidson, Inc................ 18,800       901,225
                                            -------------
                                                2,673,100
                                            -------------
                                                4,258,600
                                            -------------
CONSUMER SERVICES--11.2%
AIRLINES--0.8%
Delta Air Lines, Inc................ 18,000     1,476,000
                                            -------------
APPAREL--1.3%
Reebok International Ltd............ 54,000     2,524,500
                                            -------------
BROADCASTING &
   CABLE--3.1%
AirTouch Communications, Inc. *..... 54,000 $   1,478,250
Comcast Corp. Cl.A SPL.............. 74,900     1,598,647
Liberty Media Group Cl.A *.......... 75,500     1,795,484
TCI Group Series A.................. 30,000       445,312
Viacom, Inc. Cl.B *................. 12,600       378,000
                                            -------------
                                                5,695,693
                                            -------------
ENTERTAINMENT &
   LEISURE--0.7%
Time Warner, Inc.................... 28,000     1,351,000
                                            -------------
PRINTING & PUBLISHING--1.7%
New York Times Co. Cl.A............. 33,000     1,633,500
Reuters Holdings Plc Cl.B (ADR)..... 23,000     1,449,719
                                            -------------
                                                3,083,219
                                            -------------
RETAILING--3.6%
Dayton Hudson Corp.................. 50,000     2,659,375
Federated Department Stores, Inc. *. 47,000     1,633,250
Sears, Roebuck & Co................. 44,000     2,365,000
                                            -------------
                                                6,657,625
                                            -------------
                                               20,788,037
                                            -------------
CONSUMER STAPLES--12.1%
BEVERAGES--1.9%
Anheuser-Busch Cos., Inc............ 83,000     3,480,813
                                            -------------
FOOD--4.2%
Campbell Soup, Co................... 66,600     3,330,000
General Mills, Inc.................. 28,000     1,823,500
Heinz (H.J.) Co..................... 56,000     2,583,000
                                            -------------
                                                7,736,500
                                            -------------
RETAIL - FOOD--0.9%
Kroger Co. *........................ 62,000     1,798,000
                                            -------------
TOBACCO--5.1%
Philip Morris Cos., Inc.............139,750     6,201,406
RJR Nabisco Holdings Corp........... 98,500     3,250,500
                                            -------------
                                                9,451,906
                                            -------------
                                               22,467,219
                                            -------------
ENERGY--10.6%
OIL & GAS SERVICES--10.0%
Apache Corp......................... 32,500     1,056,250
Baker Hughes, Inc...................  2,700       104,456
BJ Services Co. *................... 18,800     1,008,150

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                    SHARES   U.S. $ VALUE
                                    ------   ------------
Halliburton Co...................... 12,000 $     951,000
Mobil Corp.......................... 51,400     3,591,575
Murphy Oil Corp..................... 18,000       877,500
Texaco, Inc......................... 50,000     5,437,500
Transocean Offshore, Inc............ 26,000     1,888,250
USX-Marathon Group..................126,500     3,652,688
                                            -------------
                                               18,567,369
                                            -------------
PIPELINES--0.6%
Enron Corp.......................... 24,800     1,012,150
                                            -------------
                                               19,579,519
                                            -------------
FINANCE--16.0%
BANKING & CREDIT--7.8%
Chase Manhattan Corp................ 48,000     4,659,000
First Bank System, Inc.............. 21,500     1,835,562
First Chicago NBD Corp.............. 22,448     1,358,104
First Union Corp.................... 51,900     4,800,750
MBNA Corp........................... 50,000     1,831,250
                                            -------------
                                               14,484,666
                                            -------------
BROKERAGE & MONEY
   MANAGEMENT--0.5%
Bear Stearns Cos., Inc.............. 26,000       888,875
                                            -------------
INSURANCE--4.9%
Allstate Corp....................... 25,250     1,313,000
Exel Ltd............................ 11,300       596,075
General Reinsurance Corp............ 11,500     2,093,000
Hartford Financial Services
   Group, Inc. ..................... 26,400     2,184,600
PennCorp Financial Group, Inc....... 40,000     1,540,000
PMI Group, Inc...................... 19,700     1,228,788
                                            -------------
                                                8,955,463
                                            -------------
REAL ESTATE--0.4%
Security Capital Industrial Trust... 34,000       731,000
                                            -------------
OTHER--2.4%
Morgan Stanley, Dean Witter,
   Discover & Co....................104,000     4,478,500
                                            -------------
                                               29,538,504
                                            -------------
HEALTH CARE--11.6%
BIOTECHNOLOGY--0.9%
Centocor, Inc. *.................... 53,400     1,657,069
                                            -------------
DRUGS--6.0%
Merck & Co., Inc.................... 52,600 $   5,444,100
Schering-Plough Corp................116,800     5,591,800
                                            -------------
                                               11,035,900
                                            -------------
MEDICAL PRODUCTS--1.5%
Boston Scientific Corp. *........... 31,000     1,904,562
St. Jude Medical, Inc. *............ 24,000       936,000
                                            -------------
                                                2,840,562
                                            -------------
MEDICAL SERVICES--3.2%
Columbia/HCA Healthcare Corp........ 48,300     1,898,794
PacifiCare Health Systems,
   Inc. Cl.B *...................... 62,000     3,958,312
                                            -------------
                                                5,857,106
                                            -------------
                                               21,390,637
                                            -------------
MULTI INDUSTRY--2.8%
Tyco International Ltd.............. 54,600     3,798,112
Whitman Corp........................ 55,000     1,392,188
                                            -------------
                                                5,190,300
                                            -------------
TECHNOLOGY--18.2%
AEROSPACE & DEFENSE--0.9%
General Dynamics Corp............... 23,000     1,725,000
                                            -------------
COMMUNICATIONS
   EQUIPMENT--0.8%
Scientific-Atlanta, Inc............. 71,000     1,553,125
                                            -------------
COMPUTER HARDWARE--1.7%
COMPAQ Computer Corp. *............. 30,750     3,051,938
                                            -------------
COMPUTER PERIPHERALS--1.2%
Seagate Technology, Inc. *.......... 65,000     2,287,188
                                            -------------
COMPUTER SOFTWARE &
   SERVICES--0.6%
Electronic Data Systems Corp........ 26,000     1,066,000
                                            -------------
NETWORK SOFTWARE--2.6%
Cisco Systems, Inc. *............... 71,100     4,774,809
                                            -------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
SEMI-CONDUCTORS &
   RELATED--5.9%
Applied Materials, Inc. *........... 16,000 $   1,132,500
Atmel Corp. *....................... 83,800     2,351,637
Intel Corp.......................... 19,400     2,746,919
Micron Technology, Inc. *........... 20,000       798,750
National Semiconductor Corp. *......125,373     3,839,548
                                            -------------
                                               10,869,354
                                            -------------
TELECOMMUNICATIONS--3.9%
AT&T Corp........................... 58,200     2,040,638
Deutsche Telekom AG................. 39,000       940,875
Teleport Communications Group,
   Inc. Cl.A *...................... 58,000     1,975,625
WorldCom, Inc. *.................... 71,600     2,288,962
                                            -------------
                                                7,246,100
                                            -------------
OTHER--0.6%
Solectron Corp. *................... 14,700     1,029,000
                                            -------------
                                               33,602,514
                                            -------------
TRANSPORTATION--1.7%
RAILROADS--1.4%
Canadian Pacific Ltd................ 42,000     1,194,375
Union Pacific Corp.................. 21,000     1,480,500
                                            -------------
                                                2,674,875
                                            -------------
TRUCKING--0.3%
Xtra Corp........................... 12,200       536,038
                                            -------------
                                                3,210,913
                                            -------------
				   SHARES OR
				   PRINCIPAL
				    AMOUNT
                                     (000)   U.S. $ VALUE
                                   --------- -------------
UTILITIES--2.2%
ELECTRIC & GAS--2.2%
CMS Energy Corp..................... 16,000 $     564,000
FPL Group, Inc...................... 32,650     1,503,941
NIPSCO Industries, Inc.............. 33,500     1,383,969
Pinnacle West Capital Corp.......... 19,000       571,187
                                            -------------
                                                4,023,097
                                            -------------
Total Common and Preferred Stocks
   (cost $154,014,852)..............          179,287,202
                                            -------------
SHORT-TERM INVESTMENTS--4.2%
COMMERCIAL PAPER--3.9% American Express Co.:
   5.56%, 7/01/97...................$ 1,520     1,520,000
   6.00%, 7/02/97...................  5,645     5,644,059
                                            -------------
                                                7,164,059
                                            -------------
TIME DEPOSIT--0.3%
State Street Bank and Trust Co.
   5.25%, 7/01/97...................    579       579,000
                                            -------------
Total Short-Term Investments
   (amortized cost $7,743,059)......            7,743,059
                                            -------------
TOTAL INVESTMENTS--101.1%
   (cost $161,757,911)..............          187,030,261
Other assets less liabilities--(1.1%)          (2,093,648)
                                            -------------
NET ASSETS--100.0%...................       $ 184,936,613
                                            =============
-------------------------------------------------------------------------------
*    Non-income producing security.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT
                                    (000)    U.S. $ VALUE
                                 ----------- ------------
DENMARK--5.0%
GOVERNMENT OBLIGATION--5.0%
Kingdom of Denmark
   9.00%, 11/15/98
   (cost $400,109)........... DKK     2,200  $    353,297
                                            -------------
FINLAND--3.0%
GOVERNMENT OBLIGATION--3.0%
Republic of Finland
   11.00%, 1/15/99 (a)
   (cost $240,448)........... FIM     1,000       212,851
                                             ------------
ITALY--8.3%
GOVERNMENT OBLIGATION--8.3%
Republic of Italy
   5.25%, 8/15/97 (a)
   (cost $582,191)........... LIRA1,000,000       588,737
                                             ------------
NEW ZEALAND--12.1%
GOVERNMENT OBLIGATION--7.4%
Government of New Zealand
   6.50%, 2/15/00 (a)........ NZD       780       527,749
                                            -------------
DEBT OBLIGATION--4.7%
Nordic Investment Bank
   6.75%, 9/16/99............           500       336,697
                                            -------------
Total New Zealand Securities
   (cost $865,600)...........                     864,446
                                            -------------
NORWAY--4.1%
GOVERNMENT OBLIGATION--4.1%
Kingdom of Norway
   9.00%, 1/31/99
   (cost $325,389)........... NOK     2,000       292,911
                                            -------------
SPAIN--4.6%
GOVERNMENT OBLIGATION--4.6%
Kingdom of Spain
   7.40%, 7/30/99 (a)
   (cost $349,118)........... ESP    46,000  $    326,121
                                            -------------
SWEDEN--6.2%
GOVERNMENT OBLIGATION--6.2%
Kingdom of Sweden
   10.25%, 5/05/00 (a)
   (cost $436,278)........... SEK     3,000       438,716
                                            -------------
UNITED STATES--54.2%
GOVERNMENT/AGENCY OBLIGATIONS--49.4%
Federal Farm Credit Bank
   5.39%, 7/01/97............ US$     2,000     2,000,000
U.S. Treasury Note
   6.25%, 5/31/99 (a)........         1,500     1,504,215
                                            -------------
                                                3,504,215
                                            -------------
TIME DEPOSIT--4.8%
State Street Bank and Trust Co.
   5.25%, 7/01/97............           343       343,000
                                            -------------
Total United States Securities
   (cost $3,849,445).........                   3,847,215
                                            -------------
TOTAL INVESTMENTS--97.5%
   (cost $7,048,578).........                   6,924,294
Other assets less liabilities--2.5%               176,223
                                            -------------
NET ASSETS--100.0%............               $  7,100,517
                                            =============
-------------------------------------------------------------------------------
(a) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $3,598,389.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT
                                     (000)     U.S. $ VALUE
                                  -----------  ------------
PREFERRED STOCKS--0.2%
FINANCE--0.2%
Banesto Holdings Ltd.
   10.50% conv. Series A (a)
   (cost $49,725)...................  1,800  $     55,800
                                             ------------
CORPORATE DEBT
   OBLIGATIONS--23.6%
ASSET BACKED--3.1%
Chemical Master Credit Card
   Trust I
   5.98%, 9/15/08...................$ 1,000       940,000
                                             ------------
FINANCE--9.7%
First Union Capital
   8.04%, 12/01/26  (a).............  1,000       997,645
Ford Motor Credit Co.
   6.125%, 1/09/06..................    500       469,035
Goldman Sachs Group L.P.
   7.25%, 10/01/05  (a).............    500       501,761
John Hancock Mutual Life
   Insurance Co.
   7.375%, 2/15/24  (a).............  1,000       953,280
Wachovia Corp.
   6.375%, 4/15/03..................     75        73,421
                                             ------------
                                                2,995,142
                                             ------------
INDUSTRIAL--1.5%
International Business Machines
   Corp.
   7.125%, 12/01/2096...............    500       473,075
                                             ------------
YANKEES--9.3%
Bridas Corp.
   12.50%, 11/15/99.................    500       549,375
Dao Heng Bank Group Ltd.
   7.75%, 1/24/07  (a)..............    500       500,960
RAS Laffan Liquefied Natural Gas
   8.294%, 3/15/14  (a).............  1,250     1,310,457

				   PRINCIPAL
				    AMOUNT
                                     (000)   U.S. $ VALUE
                                   --------- -------------
St. George Bank Ltd.
   7.15%, 10/15/05  (a).............$   500  $    497,200
                                             ------------
                                                2,857,992
                                             ------------
Total Corporate Debt Obligations
   (cost $7,269,480)................            7,266,209
                                             ------------
U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS--55.2%
U.S. TREASURY SECURITIES--36.2%
U.S. Treasury Bond
   6.625%, 2/15/27..................     25        24,461
U.S. Treasury Notes:
   5.00%, 1/31/98...................  3,900     3,885,999
   6.25%, 2/15/07...................  2,750     2,690,710
   7.125%, 9/30/99..................  4,480     4,571,706
                                             ------------
                                               11,172,876
                                             ------------

FEDERAL AGENCY -
   MORTGAGES--11.9%
Federal National Mortgage
   Association:
   7.00%, 4/18/25...................  2,000     1,935,030
   7.00%, 4/01/26...................  1,685     1,653,424
Government National Mortgage
   Association
   7.00%, 7/15/23...................     78        76,958
                                             ------------
                                                3,665,412
                                             ------------
FEDERAL AGENCY--7.1%
AID - Israel
   8.00%, 11/15/01..................    200       210,834
Overseas Private Investment Corp.
   6.08%, 8/15/04...................  1,000       977,840
Student Loan Marketing
   Association
   6.05%, 9/14/00...................  1,000       989,690
                                             ------------
                                                2,178,364
                                             ------------
Total U.S. Government and
   Agency Obligations
   (cost $17,058,201)...............           17,016,652
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT
                                    (000)     U.S. $ VALUE
                                 -----------  ------------
SOVEREIGN DEBT
   OBLIGATIONS--5.3%
CROATIA--1.6%
Republic of Croatia
   6.50% (FRN), 7/30/10  (b).       $   500  $    486,250
                                             ------------
POLAND--3.7%
Republic of Poland:
   3.00%, 10/27/24 (c).......         1,000       572,188
   4.00%, 10/27/14 (c).......           100        85,625
   6.9375% (FRN), 10/27/24 (b)          500       490,625
                                             ------------
                                                1,148,438
                                             ------------
Total Sovereign Debt Obligations
   (cost $1,601,685).........                   1,634,688
                                             ------------
SHORT-TERM INVESTMENTS--14.4%
TIME DEPOSIT--14.4%
State Street Bank and Trust Co.
   5.25%, 7/01/97
   (amortized cost $4,451,000)     $  4,451  $  4,451,000
                                             ------------
TOTAL INVESTMENTS--98.7%
   (cost $30,430,091)........                  30,424,349
Other assets less liabilities--1.3%               406,321
                                             ------------
NET ASSETS--100.0%............               $ 30,830,670
                                             ============
-------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the aggregate market value of these securities amounted to $4,817,103 or 15.6% of net assets.
(b) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect as of June 30, 1997.
(c) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1997.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON AND
   PREFERRED STOCKS--63.7%
BASIC INDUSTRIES--1.9%
CHEMICALS--1.5%
Dow Chemical Co.....................  2,600  $    226,525
Morton International, Inc...........  9,300       280,744
                                             ------------
                                                  507,269
                                             ------------
CONTAINERS--0.4%
Crown Cork & Seal, Inc.
   4.5% conv. pfd...................  2,600       131,300
                                             ------------
                                                  638,569
                                             ------------
CAPITAL GOODS--3.2%
ELECTRICAL EQUIPMENT--1.1%
General Electric Co.................  5,600       366,100
                                             ------------
ENGINEERING &
   CONSTRUCTION--0.6%
Fluor Corp..........................  3,900       215,231
                                             ------------
MACHINERY--0.9%
Allied-Signal, Inc..................  3,400       285,600
                                             ------------
POLLUTION CONTROL--0.6%
United Waste Systems, Inc...........  1,600        65,500
USA Waste Services, Inc. *..........  3,700       142,913
                                             ------------
                                                  208,413
                                             ------------
                                                1,075,344
                                             ------------
CONSUMER
   MANUFACTURING--1.7%
APPLIANCES--0.7%
Sunbeam Corp........................  6,000       226,500
                                             ------------
AUTO & RELATED--1.0%
Chrysler Corp.......................  7,300       239,531
Harley-Davidson, Inc................  2,300       110,256
                                             ------------
                                                  349,787
                                             ------------
                                                  576,287
                                             ------------
CONSUMER SERVICES--7.9%
AIRLINES--0.6%
Delta Air Lines, Inc................  2,500       205,000
                                             ------------
APPAREL--1.0%
Reebok International Ltd............  6,900       322,575
                                             ------------
BROADCASTING &
   CABLE--1.9%
AirTouch Communications, Inc. *.....  8,700  $    238,162
Comcast Corp. Cl.A SPL..............  8,200       175,019
Liberty Media Group Cl.A *..........  7,650       181,927
Viacom, Inc. Cl.B *.................  1,500        45,000
                                             ------------
                                                  640,108
                                             ------------
ENTERTAINMENT &
   LEISURE--0.6%
Time Warner, Inc....................  3,900       188,175
                                             ------------
PRINTING & PUBLISHING--1.1%
New York Times Co. Cl.A.............  3,900       193,050
Reuters Holdings Plc Cl.B (ADR) ....  2,900       182,791
                                             ------------
                                                  375,841
                                             ------------
RETAILING--2.7%
Dayton Hudson Corp..................  6,200       329,762
Federated Department Stores, Inc. *.  6,300       218,925
Sears, Roebuck & Co.................  6,400       344,000
                                             ------------
                                                  892,687
                                             ------------
                                                2,624,386
                                             ------------
CONSUMER STAPLES--8.2%
BEVERAGES--1.3%
Anheuser-Busch Cos., Inc............ 10,000       419,375
                                             ------------
FOOD--3.0%
Campbell Soup, Co...................  9,200       460,000
General Mills, Inc..................  3,300       214,912
Heinz (H.J.) Co.....................  6,800       313,650
                                             ------------
                                                  988,562
                                             ------------
RETAIL - FOOD--0.6%
Kroger Co. *........................  7,500       217,500
                                             ------------
TOBACCO--3.3%
Philip Morris Cos., Inc............. 16,400       727,750
RJR Nabisco Holdings Corp........... 11,200       369,600
                                             ------------
                                                1,097,350
                                             ------------
                                                2,722,787
                                             ------------
ENERGY--6.8%
OIL & GAS SERVICES--6.4%
Apache Corp.........................  4,100       133,250
Baker Hughes, Inc...................    300        11,606

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                    SHARES   U.S. $ VALUE
                                    ------   ------------
BJ Services Co. *...................  2,300  $    123,338
Halliburton Co......................  1,500       118,875
Mobil Corp..........................  9,200       642,850
Murphy Oil Corp.....................  2,100       102,375
Texaco, Inc.........................  4,500       489,375
Transocean offshore, Inc............  1,800       130,725
USX-Marathon Group.................. 13,000       375,375
                                             ------------
                                                2,127,769
                                             ------------
PIPELINES--0.4%
Enron Corp..........................  3,400       138,762
                                             ------------
                                                2,266,531
                                             ------------
FINANCE--10.3%
BANKING & CREDIT--4.3%
Chase Manhattan Corp................  1,740       168,889
First Bank System, Inc..............  2,600       221,975
First Chicago NBD Corp..............  2,922       176,781
First Union Corp....................  6,700       619,750
MBNA Corp...........................  6,200       227,075
                                             ------------
                                                1,414,470
                                             ------------
BROKERAGE & MONEY
   MANAGEMENT--0.3%
Bear Stearns Cos., Inc..............  3,100       105,981
                                             ------------
INSURANCE--3.4%
Exel Ltd............................  1,300        68,575
General Reinsurance Corp............  1,800       327,600
Hartford Financial Services
 Group, Inc. .......................  2,700       223,425
PennCorp Financial Group, Inc.......  5,100       196,350
PMI Group, Inc......................  5,300       330,587
                                             ------------
                                                1,146,537
                                             ------------
REAL ESTATE--0.3%
Security Capital Industrial Trust...  4,400        94,600
                                             ------------
OTHER--2.0%
Morgan Stanley, Dean Witter,
   Discover & Co.................... 15,310       659,287
                                             ------------
                                                3,420,875
                                             ------------
HEALTH CARE--7.8%
BIOTECHNOLOGY--0.8%
Centocor, Inc. *....................  8,100       251,353
                                             ------------
DRUGS--3.8%
Merck & Co., Inc....................  6,400       662,400
Schering-Plough Corp................ 12,400       593,650
                                             ------------
                                                1,256,050
                                             ------------
MEDICAL PRODUCTS--1.0%
Boston Scientific Corp. *...........  3,800  $    233,463
St. Jude Medical, Inc. *............  2,900       113,100
                                             ------------
                                                  346,563
                                             ------------
MEDICAL SERVICES--2.2%
Columbia/HCA Healthcare Corp........  6,450       253,565
PacifiCare Health Systems,
    Inc. Cl.B *.....................  7,400       472,444
                                             ------------
                                                  726,009
                                             ------------
                                                2,579,975
                                             ------------
MULTI INDUSTRY--2.1%
Tyco International Ltd..............  6,600       459,113
Whitman Corp........................  8,900       225,281
                                             ------------
                                                  684,394
                                             ------------
TECHNOLOGY--11.7%
AEROSPACE & DEFENSE--0.6%
General Dynamics Corp. .............  2,700       202,500
                                             ------------
COMMUNICATIONS
   EQUIPMENT--0.6%
Scientific-Atlanta, Inc.............  8,500       185,937
                                             ------------
COMPUTER HARDWARE--1.2%
COMPAQ Computer Corp. *.............  4,000       397,000
                                             ------------
COMPUTER PERIPHERALS--0.8%
Seagate Technology, Inc. *..........  8,100       285,019
                                             ------------
COMPUTER SOFTWARE &
   SERVICES--0.4%
Electronic Data Systems Corp........  3,500       143,500
                                             ------------
NETWORK SOFTWARE--1.7%
Cisco Systems, Inc. *...............  8,400       564,112
                                             ------------
SEMI-CONDUCTORS &
   RELATED--3.3%
Applied Materials, Inc. *...........  2,000       141,562
Atmel Corp. *.......................  6,300       176,794
Intel Corp..........................  2,200       311,506
Micron Technology, Inc. *...........  2,600       103,838
National Semiconductor Corp. *...... 12,000       367,500
                                             ------------
                                                1,101,200
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                    SHARES   U.S. $ VALUE
                                    ------   ------------
TELECOMMUNICATIONS--2.7%
AT&T Corp...........................  8,000  $    280,500
Deutsche Telekom AG.................  5,000       120,625
Teleport Communications Group,
   Inc. Cl.A *......................  7,300       248,656
WorldCom, Inc. *....................  7,700       246,160
                                             ------------
                                                  895,941
                                             ------------
OTHER--0.4%
Solectron Corp. *...................  1,800       126,000
                                             ------------
                                                3,901,209
                                             ------------
TRANSPORTATION--0.8%
RAILROADS--0.8%
Canadian Pacific Ltd................  2,900        82,469
Union Pacific Corp..................  2,800       197,400
                                             ------------
                                                  279,869
                                             ------------
UTILITIES--1.3%
ELECTRIC & GAS--1.3%
CMS Energy Corp.....................  2,700        95,175
FPL Group, Inc......................  5,200       239,525
NIPSCO Industries, Inc..............  2,300        95,019
                                             ------------
                                                  429,719
                                             ------------
Total Common and Preferred Stocks
   (cost $18,072,510)...............           21,199,945
                                             ------------
U.S. GOVERNMENT AND
   AGENCY--30.9%
U.S. Treasury Notes:
   4.75%, 8/31/98...................$ 2,317  $  2,287,319
   6.50%, 10/15/06..................  4,500     4,481,010
   7.25%, 8/15/04...................  3,355     3,497,588
                                             ------------
Total U.S. Government and Agency
   (cost $10,346,800)...............           10,265,917
                                             ------------
SHORT-TERM INVESTMENTS--5.2%
TIME DEPOSIT--5.2%
State Street Bank and Trust Co.
   5.25%, 7/01/97
   (amortized cost $1,747,000)......  1,747     1,747,000
                                             ------------
TOTAL INVESTMENTS--99.8%
   (cost $30,166,310)...............           33,212,862
Other assets less liabilities--0.2%..              57,194
                                             ------------
NET ASSETS--100.0%...................        $ 33,270,056
                                             ============
-------------------------------------------------------------------------------
*    Non-income producing security.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--87.6%
ARGENTINA--0.4%
Telecom Argentina - France
   Telecom S.A. (ADR)...............  5,000  $    262,500
                                             ------------
AUSTRALIA--1.8%
Coca Cola Amatil Ltd................ 27,171       353,193
Mayne Nickless Ltd.................. 14,000        81,681
Normandy Mining Ltd.................189,000       212,827
Qantas Airways Ltd.................. 14,362        33,648
WMC Ltd............................. 35,387       223,310
Woolworths Ltd...................... 50,507       166,042
                                             ------------
                                                1,070,701
                                             ------------
BELGIUM--0.5%
Barco N.V...........................    938       190,050
Delhaize-Le Freres Lion S.A.........  2,050       107,685
                                             ------------
                                                  297,735
                                             ------------
BRAZIL--1.0%
Dixie Toga S.A. pfd................. 11,800         6,357
Panamerican Beverage, Inc...........  8,000       263,000
Telecomunicacoes Brasileras
   S.A. (ADR).......................  2,000       303,500
                                             ------------
                                                  572,857
                                             ------------
DENMARK--0.4%
Den Danske Bank.....................  2,290       222,796
                                             ------------
FINLAND--2.6%
Huhtamaki Group OY Series I.........  2,800       120,514
Nokia AB Cl.A.......................  4,600       343,621
Orion-Yhtymne OY Series B........... 15,800       598,804
Rauma OY............................    342         7,838
Rautaruukki OY...................... 21,533       225,998
UPM-Kymmene Corp....................  5,900       136,344
Valmet Corp.........................  7,210       124,685
                                             ------------
                                                1,557,804
                                             ------------
FRANCE--8.3%
Banque National de Paris (a)........  6,500       267,888
Bouygues (a)........................  2,800       230,367
Compagnie Francaise d'Etudes et
   de Construction Technip..........  2,380       276,203
Compagnie Generale des Eaux  .......  2,050       266,468
   warrants, expiring 5/02/01 *.....  2,050         1,228
Legrand S.A. (a)....................  1,500       264,179
Legris Industries S.A. (a)..........  3,960       186,656
Promodes (a)........................    770       299,918
SEITA (a)...........................  6,900  $    218,388
SGS-Thomson Microelectronics N.V. *.  1,710       135,014
Societe Centrale des Assurances
   Generales de France..............  7,540       240,953
Societe des Immuebles de France.....  1,297        75,039
Societe Francaise d'Invetissements
   Immobiliers et de Gestion........  1,295        82,636
Societe Generale (a)................  8,430       941,018
Societe Nacionale Elf Aquitaine (a).  4,400       474,688
Total S.A. (a)......................  5,714       577,555
Total S.A. (ADR)....................  1,270        64,294
Usinor Sacilor (a).................. 12,500       225,467
Worms et Compagnie (a)..............  1,992       117,960
                                             ------------
                                                4,945,919
                                             ------------
GERMANY--2.5%
Adidas AG...........................  2,080       230,170
Bayer AG............................  8,480       325,858
Henkel KGaA-Vorzug, pfd.............  3,534       200,600
Hornbach Holding AG pfd.............  1,790       151,895
Merck KGaA (b)......................  4,600       202,953
Schmalbach Lubeca AG................  1,800       403,532
                                             ------------
                                                1,515,008
                                             ------------
HONG KONG--3.5%
Asia Satellite Telecom Ltd. *.......  4,000        12,262
Cheung Kong (Holdings).............. 36,000       355,479
Citic Pacific Ltd................... 41,000       256,141
Dao Heng Bank Group Ltd............. 14,000        76,620
Dickson Concepts International Ltd.. 63,000       229,319
First Pacific Co. Ltd...............136,837       174,859
Guangshen Railway Co. Ltd. (ADR) ...  6,700       146,562
Hang Seng Bank...................... 14,000       199,682
Hong Kong and China Gas Co. Ltd..... 40,060        80,148
HSBC Holdings Plc...................  5,000       150,375
Hysan Development Co. Ltd.
   warrants, expiring 4/30/98 *.....    500           194
Swire Pacific Ltd. Cl.A............. 19,000       171,060
Television Broadcast Ltd............ 51,000       229,086
                                             ------------
                                                2,081,787
                                             ------------
INDIA--0.5%
Bajaj Auto Ltd. (GDR) * (b).........  3,300       114,675
Industrial Credit & Investment
   Corp. of India Ltd. (GDR) * (b) .  5,000        71,250
Industrial Credit & Investment
   Corp. of India Ltd. (GDR) * .....  2,000        28,500

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                    SHARES   U.S. $ VALUE
                                    ------   ------------
State Bank of India (GDR) * (b).....  2,400  $     62,760
Videsh Sanchar Nigam Ltd. * (b).....  1,900        39,330
                                             ------------
                                                  316,515
                                             ------------
INDONESIA--0.5%
PT Indosat.......................... 56,000       167,516
PT Telekomunikasi Indonesia ........ 47,000        76,820
PT Telekomunikasi Indonesia (ADR) ..  1,000        32,500
                                             ------------
                                                  276,836
                                             ------------
IRELAND--0.9%
Allied Irish Banks Plc.............. 50,000       381,354
Jefferson Smurfit Group Plc......... 46,000       132,525
                                             ------------
                                                  513,879
                                             ------------
ITALY--2.2%
Credito Italiano....................160,000       292,780
IMI LNV............................. 64,700       582,447
Societa Italiana Per L'Eserreizio
   Delle Telecommunicazioni, P.A.*..132,200       424,314
                                             ------------
                                                1,299,541
                                             ------------
JAPAN--27.1%
Advantest Corp......................  2,800       214,971
Amano Corp.......................... 14,000       158,786
Asahi Glass Co. Ltd................. 29,000       288,431
Bank of Tokyo-Mitsubishi Bank....... 44,200       886,931
Bridgestone Corp.................... 11,000       255,278
Canon, Inc.......................... 14,000       381,085
Dai Nippon Printing Co. Ltd.........  7,000       158,175
Daifuku Co. Ltd..................... 13,000       171,262
Daito Trust Construction Co. Ltd.... 34,800       409,876
Daiwa Securities Co. Ltd............ 54,000       425,894
DDI Corp. ..........................     99       730,710
East Japan Railway Co...............     36       184,680
Fuji Bank Ltd....................... 35,000       525,214
Fuji Heavy Industries............... 56,000       292,165
Fuji Photo Film Co..................  3,000       120,660
Hirose Electric Co..................  3,000       205,723
Honda Motor Co...................... 18,000       541,790
Japan Securities Finance............ 19,000       187,315
Japan Tobacco, Inc..................     63       497,426
Kokuyo..............................  6,000       162,275
Mitsubishi Heavy Industries Ltd..... 22,000       168,714
Mitsui Marine & Fire Insurance
   Co. Ltd.......................... 50,000       361,194
Mitsui Trust and Banking Co. Ltd.... 77,000       581,094
National House Industrial Co........ 12,000       158,088
Nintendo Corp. Ltd..................  2,700       226,139
Nippon Express Co. Ltd.............. 20,000       159,658
Nippon Steel Co..................... 52,000  $    166,044
Nisshin Steel Co. Ltd............... 64,000       167,510
Nomura Securities Co. Ltd........... 49,000       675,449
Rohm Co., Ltd.......................  8,000       823,591
Santen Pharmaceutical Co............ 22,100       445,394
Seven-Eleven Japan Co. Ltd..........    400        30,222
Shimano, Inc........................  8,000       167,510
Shiseido Co. Ltd.................... 11,000       181,382
Sony Corp...........................  6,000       522,945
Sumitomo Bank International......... 73,000     1,197,348
Sumitomo Electric Industries........ 22,000       368,522
Sumitomo Marine & Fire
   Insurance Co..................... 22,000       180,422
Sumitomo Reality & Development
   Co. Ltd.......................... 47,000       414,151
Taisho Pharmaceutical Co............  7,000       188,711
Takeda Chemical Industries..........  3,000        84,278
TDK Corp............................ 11,000       807,102
Tokai Bank.......................... 19,000       195,603
Ube Industries Ltd. ................ 17,000        49,389
Yakult Honsha Co.................... 11,000       120,921
Yamanouchi Pharmaceutical Co. Ltd... 25,000       671,785
Yamatake-Honeywell..................  8,000       152,155
Yamazaki Baking Co. Ltd.............  8,000       140,988
                                             ------------
                                               16,204,956
                                             ------------
MALAYSIA--2.3%
Ammb Holdings Bhd .................. 36,000       223,930
   warrants, expiring 5/13/02 *.....  1,700         2,290
   warrants, expiring 5/02/06 * .... 17,000         6,096
Berjaya Group Bhd...................183,000       224,762
Berjaya Sports Toto Bhd............. 42,000       198,019
DCB Holdings Bhd
   warrants, expiring 12/27/99 *....  2,750         3,062
Malakoff Bhd........................ 40,000       174,326
Malayan Banking Bhd.................  9,000        94,493
Resorts World Bhd................... 43,000       129,477
Telekom Malaysia Bhd................ 69,000       322,583
                                             ------------
                                                1,379,038
                                             ------------
MEXICO--0.5%
Fomento Economico Mexico S.A........ 52,000       309,481
                                             ------------
NETHERLANDS--5.4%
Akzo Nobel N.V......................  6,620       907,219
Fortis Amev N.V..................... 11,800       525,406
Hunter Douglas N.V..................  2,900       246,727

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
                                    SHARES   U.S. $ VALUE
                                    ------   ------------
Internationale Nederlanden
Groep N.V. ........................  11,815  $    544,733
Koninklijke Hoogovens N.V...........  4,965       276,719
Koninklijke KNP BT N.V.............. 12,800       291,487
Stork N.V...........................  6,300       256,763
Vendex International N.V............  3,620       198,253
                                             ------------
                                                3,247,307
                                             ------------
NEW ZEALAND--0.2%
Fletcher Challenge Ltd.............. 31,042        45,123
Lion Nathan Ltd..................... 37,000        93,743
                                             ------------
                                                  138,866
                                             ------------
NORWAY--1.0%
Bergesen DY ASA Cl.A................ 11,700       276,967
Den Norske Bank..................... 48,000       187,961
Orkla ASA Cl.A......................  1,800       132,866
                                             ------------
                                                  597,794
                                             ------------
PHILIPPINES--0.2%
Manila Electric Co. Cl.B............ 21,359       105,273
Philippine Commercial International
   Bank.............................  1,000         9,668
                                             ------------
                                                  114,941
                                             ------------
PORTUGAL--0.6%
Electricidade de Portugal S.A. *.... 21,329       391,413
                                             ------------
SINGAPORE--1.3%
Development Bank of Singapore ......  4,000        50,360
Overseas Union Banking Ltd.......... 27,600       171,812
Overseas-Chinese Bank Corp. Ltd..... 19,200       198,755
Singapore Airlines Ltd..............  2,000        17,906
Singapore Press Holdings Ltd. ...... 16,000       322,306
                                             ------------
                                                  761,139
                                             ------------
SOUTH KOREA--0.8%
Korea Electric Power Corp. (ADR)....  5,000        93,437
Pohang Iron & Steel Co., Ltd. (ADR).  4,000       128,000
SK Telecom Co. Ltd. (ADR) .......... 27,132       273,016
                                             ------------
                                                  494,453
                                             ------------
SPAIN--1.9%
Banco Bilbao Vizcaya S.A............  4,300       349,311
Banco de Santander S.A..............  6,210       191,336
Tabacalera S.A. Series A............  4,100       220,095
Telefonica de Espana................ 12,700       367,167
                                             ------------
                                                1,127,909
                                             ------------
SWEDEN--1.0%
Astra AB Series A................... 10,666       198,553
Sparbanken Sverige AB Cl.A ......... 10,700       237,916
Trygg-Hansa AB......................  8,400       167,772
                                             ------------
                                                  604,241
                                             ------------
SWITZERLAND--4.4%
Baloise Holdings Ltd................    105  $    250,274
Ciba Specialty Chemicals AG *.......  4,027       372,360
Holderbank Financiere Glarus AG.....    350       330,582
Nestle S.A..........................    276       364,093
Novartis AG ........................    427       682,615
Schindler Holding AG................    230       287,500
Schindler Holding AG (Regular)......    115       147,688
Zurich Versicherungsgesellschaft....    550       218,870
                                             ------------
                                                2,653,982
                                             ------------
THAILAND--0.0%
Thai Farmers Bank Co.
   warrants, expiring 9/15/02 *.....    625           271
                                             ------------
UNITED KINGDOM--15.2%
Anglian Water Plc................... 30,000       327,232
BAA Plc............................. 36,800       339,202
Bass Plc............................ 48,080       586,896
Beazer Group Plc.................... 90,000       245,798
BG Plc.............................. 44,000       161,201
Boots Co. Plc....................... 17,500       205,311
BPB Industries Plc..................119,900       648,607
British Aerospace Plc............... 11,700       260,404
British Petroleum Co. Plc........... 23,949       297,921
British Telecommunications Plc...... 46,100       342,396
BTR Plc............................. 46,000       157,421
Carlton Communications Plc.......... 30,500       258,276
Compass Group Plc................... 33,800       378,250
General Accident Plc................  9,800       142,800
Guinness Plc........................ 27,000       264,383
Holliday Chemical Holdings Plc......147,100       347,851
Kingfisher Plc...................... 17,100       194,211
Ladbroke Group Plc..................145,008       569,897
PowerGen Plc........................ 27,000       321,037
Royal & Sun Alliance Insurance
   Group Plc........................ 22,800       168,582
Rugby Group Plc.....................127,480       254,751
Scottish & Newcastle Plc............ 23,500       252,809
Scottish Power Plc.................. 47,500       308,497
Shell Transport & Trading Co. Plc... 48,000       327,731
Siebe Plc........................... 16,000       271,244
TI Group Plc........................ 28,500       248,459
Tomkins Plc......................... 92,800       401,804
United Assurance Group Plc.......... 16,630       117,838
United News Media Plc............... 21,100       244,735
Vodafone Group Plc.................. 44,900       219,082
Whitbread Plc....................... 21,000       265,607
                                             ------------
                                                9,130,233
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT
                                    (000)     U.S. $ VALUE
                                 -----------  ------------
VENEZUELA--0.6%
Compania Anonima Nacional
   Telefonos de Venezuela (ADR).      8,000  $    345,000
                                             ------------
Total Common Stocks and
   Other Investments
   (cost $46,494,511)...........               52,434,902
                                             ------------
CONVERTIBLE BONDS--0.4%
JAPAN--0.4%
Sumitomo Bank International
   0.75%, 5/31/01 (b) ...........JPY$19,000       211,350
                                             ------------
MALAYSIA--0.0%
Ammb Holdings Bhd
   5.00%, 5/13/02...............MYR      17         5,759
                                             ------------
Total Convertible Bonds
   (cost $178,120)..................              217,109
                                             ------------

				   PRINCIPAL
				    AMOUNT
                                     (000)   U.S. $ VALUE
                                   --------- -------------
SHORT-TERM INVESTMENTS--12.0%
TIME DEPOSIT--12.0%
State Street Bank and Trust Co.
   5.25%, 7/01/97
   (amortized cost $7,190,000)..    $ 7,190  $  7,190,000
                                             ------------
TOTAL INVESTMENTS--100.0%
   (cost $53,862,631)...........               59,842,011
Other assets less liabilities--0.0%                17,527
                                             ------------
NET ASSETS--100.0%...............            $ 59,859,538
                                             ============
-------------------------------------------------------------------------------
*    Non-income producing security.
(a) Securities segregated to collateralize forward exchange contracts with aggregate market vlaue of $3,804,084.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the aggregate market value of these securities amounted to $702,318 or 1.2% of net assets.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

                                   PRINCIPAL
                                    AMOUNT
                                    (000)    U.S. $ VALUE
                                 ----------- ------------
COMMERCIAL PAPER--100.6%
AGA Capital, Inc.
   5.57%, 7/16/97 (a)...............$ 1,715  $  1,711,020
Allianz of America Finance Corp.
   5.75%, 7/22/97 (a)...............  1,085     1,081,361
Banc One Corp.
   6.20%, 7/01/97 (a)...............  3,500     3,500,000
Banca CRT Financial Corp.
   5.57%, 7/02/97...................  3,100     3,099,520
BAT Capital Corp.
   5.57%, 7/24/97 (a)...............  3,000     2,989,324
Bayer, Inc.
   5.54%, 7/01/97...................  2,000     2,000,000
Caisse Centrale Jardins du Quebec
   5.40%, 8/21/97...................  2,500     2,480,875
CC USA, Inc.
   5.66%, 8/11/97...................  1,800     1,788,397
Chiao Tung Bank Co. Ltd.
   5.72%, 10/28/97..................  2,600     2,550,840
Commerzbank AG
   5.57%, 7/30/97...................  2,000     1,991,026
Corporate Asset Securitization
   Australia Ltd.
   5.70%, 8/07/97 (a)...............  1,100     1,093,556
CPC International Incorporated
   5.54%, 7/31/97...................  3,000     2,986,150
Eksportfinans A/S:
   5.56%, 7/31/97...................  2,220     2,209,714
   5.75%, 9/23/97...................  1,160     1,144,437
Ford Motor Credit Co.
   5.53%, 7/16/97...................  2,900     2,893,318
Glencore Finance Ltd.
   5.43%, 8/25/97...................  1,000       991,704
Goldman Sachs Group:
   5.55%, 7/11/97...................  1,400     1,397,842
   5.56%, 7/28/97...................  1,900     1,892,077
Gotham Funding:
   5.64%, 7/24/97 (a)...............  1,200     1,195,676
   5.73%, 7/23/97 (a)...............  1,200     1,195,798
   5.74%, 7/09/97 (a)...............    997       995,728
Industrial Bank of Korea:
   5.67%, 7/25/97...................$ 2,300  $  2,291,306
   5.75%, 8/06/97...................  1,000       994,250
Internationale Nederland
   5.55%, 7/10/97...................  1,500     1,497,919
Koch Industries
   6.25%, 7/01/97 (a)...............  3,500     3,500,000
Korea Development Bank
   5.68%, 8/12/97...................  2,600     2,582,771
Merrill Lynch & Co., Inc.:
   5.40%, 7/14/97...................    115       114,776
   5.56%, 7/14/97...................  1,000       997,992
Mobil Australia Finance Co.
   6.22%, 7/01/97...................  1,600     1,600,000
Morgan Stanley Group, Inc.:
   5.55%, 8/13/97...................  1,700     1,688,730
   5.56%, 8/04/97...................  1,600     1,591,598
Philip Morris Cos., Inc.
   5.52%, 7/08/97...................  1,200     1,198,712
Province of British Columbia
   5.55%, 7/18/97...................  2,261     2,255,074
Sigma Finance, Inc.:
   5.68%, 8/19/97 (a)...............  1,500     1,488,403
   5.71%, 10/07/97 (a)..............  2,000     1,968,912
Thames Asset Global Securitization
   5.68%, 7/07/97 (a)...............  2,000     1,998,107
UNI Funding, Inc.
   5.54%, 7/21/97...................  2,000     1,993,845
Venantius AB
   5.52%, 7/23/97...................  2,400     2,391,904
Windmill Funding
   5.70%, 7/14/97 (a)...............  1,900     1,896,089
                                             ------------
TOTAL INVESTMENTS--100.6%
   (cost $73,238,751)...............           73,238,751
Other assets less liabilities--(0.6%)            (419,207)
                                             ------------
NET ASSETS--100.0%...................        $ 72,819,544
                                             ============
-------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the aggregate market value of the securities amounted to $24,613,974 or 33.8% of net assets.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT
                                    (000)    U.S. $ VALUE
                                 ----------- ------------
SOVEREIGN DEBT
   OBLIGATIONS--66.1%
COLLATERALIZED
   BRADY BONDS--31.6%
ARGENTINA--1.1%
Republic of Argentina
   5.50% Par Euro Bonds, 3/31/23 (a)
   (cost $130,419)..................$   210  $    145,819
                                             ------------
BRAZIL--11.9%
Federal Republic of Brazil C Bonds
   8.00%, 4/15/14 (b)
   (cost $1,529,544)................  1,905     1,531,823
                                             ------------
ECUADOR--2.1%
Republic of Ecuador
   6.4375% Disc. (FRN), 2/28/25 (a)
   (cost $231,520)..................    380       272,175
                                             ------------
MEXICO--5.5%
United Mexican States
   6.84% Par Euro Bonds(FRN),
   12/31/19 (a) (cost $666,735).....  1,929       707,275
                                             ------------
NIGERIA--1.3%
Central Bank of Nigeria
   6.25% Par Bonds, 11/15/20 (c)
   (cost $105,881)..................    250       169,062
                                             ------------
PANAMA--6.2%
Republic of Panama
   4.00%, 7/17/16 (d)(e)
   (cost $758,380)..................    913       800,854
                                             ------------
VENEZUELA--3.5%
Republic of Venezuela
   6.75% (FRN), 3/31/07 (a)(f)
   (cost $424,533)..................    476       443,453
                                             ------------
Total Collateralized Brady Bonds
   (cost $3,847,012)................            4,070,461
                                             ------------
NON-COLLATERALIZED
   BRADY BONDS--5.3%
PANAMA--3.0%
Republic of Panama
   3.50%, 7/17/14
   (cost $284,083)..................    500       385,000
                                             ------------
PERU--2.3%
Republic of Peru FLIRB
   3.25%, 3/07/17 (d)(e)
(cost $265,571).....................    500       298,750
                                             ------------
Total Non-Collateralized Brady Bonds
   (cost $549,654)..................         $    683,750
                                             ------------
LOAN PARTICIPATION & ASSIGNMENT--11.4%
MOROCCO--2.9%
Kingdom of Morocco
   Restructuring &
   Consolidation Loan Participation
   6.8125% (FRN), 1/01/09 (a)
   (cost $323,052)..................$   400       366,750
                                             ------------
   RUSSIA--8.5%
Vnesheconombank Loan
   Assignment
   9/14/04 (g)
   (cost $883,533)..................  1,200     1,101,000
                                             ------------
Total Loan Participation &
   Assignment
   (cost $1,206,585)................            1,467,750
                                             ------------
OTHER SOVEREIGN DEBT--17.8%
BRAZIL--6.6%
Republic of Brazil
   6.9375% (FRN), 4/15/12 (a)
   (cost $780,026)..................  1,020       845,325
                                             ------------
BULGARIA--6.3%
Republic of Bulgaria
   2.25%, 7/28/12 (e)...............    800       458,000
Republiic of Bulgaria
   6.5625% (FRN), 7/28/12 (a).......    500       361,250
                                             ------------
Total Bulgarian Securities
   (cost $709,282)..................              819,250
                                             ------------
POLAND--1.4%
Republic of Poland
   4.00%, 10/27/14 (e)
   (cost $146,468)..................    210       179,813
                                             ------------
RUSSIA--3.1%
Russian Ministry of Finance
   10.00%, 6/26/07 (d)
   (cost $400,200)..................    400       398,800
                                             ------------
TRINIDAD & TOBAGO--0.4%
Republic of Trinidad & Tobago
   11.75%, 10/03/04
   (cost $49,741)...................     50        57,675
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
AL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S. $ VALUE
                                  ----------- ------------
Total Other Sovereign Debt
   (cost $2,085,717)................         $  2,300,863

Total Sovereign Debt Obligations
   (cost $7,688,968)................            8,522,824
                                             ------------
CORPORATE DEBT
   OBLIGATIONS--28.8%
BROADCASTING &
   CABLE--1.6%
TV Filme, Inc.
   12.875%, 12/15/04
   (cost $201,750)..................$   200       210,260
                                             ------------
FINANCIAL SERVICES--4.5%
App International Finance Company
   B V Guaranteed Secured Note
   11.75%, 10/01/05.................    150       165,563
FSW International Finance Company
   B V Guaranteed Subordinated Note
   12.50%, 11/01/06 (d).............    150       155,250
RBS Participacoes S.A.
   Guaranteed Note
   11.00%, 4/01/07 (d)..............    250       262,500
                                             ------------
Total Financial Services
   (cost $553,750)..................              583,313
                                             ------------
INDUSTRIAL--5.1%
Consorcio Grupo Dina S.A.
   Zero Coupon, 11/15/02
   (cost $653,751)..................    750       655,312
                                             ------------
TELEPHONE--3.0%
Philippine Long Distance
   Telephone Co.
   8.35%, 3/06/17
   (cost $398,506)..................    400       380,000
                                             ------------
TRANSPORTATION--0.9%
TFM S.A. de CV
   Zero Coupon, 6/15/09
   (cost $113,066)..................$   200  $    116,500
YANKEES--13.7% Altos Hornos de Mexico
   S.A. 11.875%, 4/30/04 (d)........    250       269,688
Banco Nacional
   11.25%, 5/30/06 (d)..............    200       225,200
Cantv Finance Ltd.
   9.25%, 2/01/04...................    500       509,375
Innova S de R. L.
   12.875%, 4/01/07 (d).............    500       521,250
Transportacion Maritima
   Mexicana S.A.
   9.25%, 5/15/03...................     12        11,970
Zhuhai Highway Co.
   11.50%, 7/01/08..................    200       228,551
                                             ------------
Total Yankees
   (cost $1,687,882)................            1,766,034
                                             ------------
Total Corporate Debt Obligations
   (cost $3,608,705)................            3,711,419
                                             ------------
SHORT-TERM INVESTMENTS--2.4%
TIME DEPOSIT--2.4%
State Street Bank and Trust Co.
   5.25%, 7/01/97
   (amortized cost $303,000)........    303       303,000
                                             ------------
TOTAL INVESTMENTS--97.3%
   (cost $11,600,673)...............           12,537,243
Other assets less liabilities--2.7%..             350,782
                                             ------------
NET ASSETS--100.0%...................        $ 12,888,025
                                             ============

-------------------------------------------------------------------------------
(a) Coupon will fluctuate based upon an interest rate index. States interest rate in effect at June 30, 1997.
(b)  Coupon consists of 4.5% cash payment and 3.5% paid in kind.
(c)  Security trades with oil warrants expiring November 15, 2020.
(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the aggregate market value of these securities amounted to $2,932,292 or 22.8% of net assets.
(e) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1997.
(f)  Security trades with oil warrants expiring April 15, 2020.
(g)  Security is in default and is non-income producing.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S. $ VALUE
                                  ----------- ------------
ARGENTINA--19.1%
GOVERNMENT OBLIGATIONS--19.1%
Republic of Argentina
   11.75%, 2/12/07 (a)....... ARS       500  $    556,250
   Pensioner-Bocon Pre I
   3.356% (FRN), 4/01/01.....           325       297,098
   Pensioner-Bocon Pre III
   3.356% (FRN), 9/01/02 (b).            61        51,647
   Supplier-Bocon Pro I
   3.356% (FRN), 4/01/07.....         5,076     3,946,519
                                             ------------
Total Argentinian Securities
   (cost $3,705,306).........                   4,851,514
                                             ------------
CANADA--10.1%
GOVERNMENT/AGENCY OBLIGATIONS--10.1%
Government of Canada
   6.50%, 6/01/04 (c)........ CA$       850       629,583
   8.00%, 6/01/23 (c)........           500       410,768
Province of British Columbia
   8.00%, 9/08/23 (c)........           400       321,402
Province of Manitoba
   7.75%, 12/22/25...........           450       355,897
Province of Ontario
   8.25%, 12/01/05...........           275       223,234
Province of Quebec
   7.75%, 3/30/06............           325       253,702
Province of Saskatchewan
   9.60%, 2/04/22............           400       375,509
                                             ------------
Total Canadian Securities
   (cost $2,369,894).........                   2,570,095
                                             ------------
MEXICO--15.1%
GOVERNMENT/AGENCY OBLIGATIONS--15.1%
Mexican Treasury Bills
   Zero Coupon, 7/03/97...... MXP     6,073       762,792
   Zero Coupon, 9/04/97......         4,224       511,466
   Zero Coupon, 12/31/97.....           584        66,225
   Zero Coupon, 5/07/98...... MXP     6,097  $    646,482
   Zero Coupon, 6/04/98......        17,729     1,853,739
                                             ------------
Total Mexican Securities
   (amortized cost $3,838,006)                  3,840,704
                                             ------------
UNITED STATES--50.7%
FEDERAL AGENCY - MORTGAGES--0.7%
Government National Mortgage
   Association
   9.00%, 9/15/24............ US$       156       165,009
                                             ------------
FEDERAL AGENCY--2.6%
Federal Home Loan Bank
   7.26%, 9/06/01............           200       205,156
Federal Home Loan
   Mortgage Corp.
   6.13%, 8/19/99............           150       149,649
Federal National Mortgage
   Association
   5.05%, 11/10/98...........           305       300,663
                                             ------------
                                                  655,468
                                             ------------
U.S. TREASURY SECURITIES--17.0%
U.S. Treasury Notes:
   6.25%, 10/31/01...........         1,300     1,293,903
   6.50%, 4/30/99............            85        85,638
   7.125%, 9/30/99...........           320       326,550
   7.25%, 8/15/04............         2,500     2,606,250
                                             ------------
                                                4,312,341
                                             ------------
TIME DEPOSIT--30.4%
State Street Bank and Trust Co.
   5.25%, 7/01/97............         7,736     7,736,000
                                             ------------
Total United States Securities
   (cost $12,815,590)........                  12,868,818
                                             ------------
TOTAL INVESTMENTS--95.0%
   (cost $22,728,796)........                  24,131,131
Other assets less liabilities--5.0%             1,279,081
                                             ------------
NET ASSETS--100.0%............               $ 25,410,212
                                             ============

-------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Security Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 20, 1997, the market value of the security amounted to $556,250 or 2.2% of total assets.
(b) Interest is compounded monthly and capitalized until October 1, 1998, after which the security holder will receive monthly paydowns of principal and interest until maturity.
(c) Securities segregated to collateralize forward currency contracts with an aggregate market value of $1,361,753. See Glossary of Terms on page B-47. See Notes to financial statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON AND
   PREFERRED STOCKS--89.1%
UNITED STATES INVESTMENTS--78.1%
CONSUMER SERVICES--9.5%
BROADCASTING &
   CABLE--9.5%
AirTouch Communications, Inc.
   4.25% conv. pfd.................. 13,000  $    624,000
Cablevision Systems Corp.
   8.50% conv. pfd.................. 20,000       542,500
Comcast Corp. Cl.A  ................ 18,000       384,187
                                             ------------
                                                1,550,687
                                             ------------
ENERGY--1.4%
PIPELINES--1.4%
Enron Corp.  .......................  5,800       236,713
                                             ------------
TECHNOLOGY--15.9%
TELECOMMUNICATIONS--15.9%
AT&T Corp.  ........................ 12,560       440,385
Frontier Corp.   ................... 21,000       418,687
MCI Communications Corp.  .......... 10,400       398,125
TCI Group
   $2.125 Series A conv. pfd. ......  6,200       271,638
Telephone and Data Systems, Inc.  ..  6,000       227,625
Teleport Communications Group,
   Inc. Cl.A. *..................... 13,600       463,250
WorldCom, Inc.  * .................. 12,000       383,625
                                             ------------
                                                2,603,335
                                             ------------
UTILITIES--51.3%
ELECTRIC & GAS--47.6%
AGL Resources, Inc.  ...............  6,100       125,050
Allegheny Power Systems, Inc.  ..... 23,500       627,156
American Electric Power, Inc.  ..... 16,900       709,800
Baltimore Gas & Electric Co.  ......  5,600       149,450
Brooklyn Union Gas Co.  ............  4,600       131,675
Carolina Power & Light Co.  ........  9,000       322,875
CINergy Corp.  ..................... 16,700       581,369
CMS Energy Corp.  .................. 17,200       606,300
DPL, Inc.  ......................... 14,000       344,750
DQE, Inc.  .........................  6,600       186,450
Edison International  .............. 22,000       547,250
FPL Group, Inc.  ................... 15,600       718,575
Illinova Corp.  .................... 13,900       305,800
MCN Corp.  .........................  4,600  $    140,875
New Jersey Resources Corp.  ........  4,400       138,050
NIPSCO Industries, Inc.  ........... 11,700       483,356
Northwest Natural Gas Co.  .........  5,250       137,484
Pacific Enterprises  ...............  4,100       137,863
People's Energy Corp.  .............  3,600       134,775
Piedmont Natural Gas Co., Inc.  ....  5,100       131,006
Pinnacle West Capital Corp.  ....... 12,500       375,781
Questar Corp.  .....................  3,500       141,313
Washington Gas Light Co.  ..........  5,600       140,700
Williams Cos., Inc.
   $3.50 conv. pfd..................  4,700       487,038
                                             ------------
                                                7,804,741
                                             ------------
MULTI-INDUSTRY--3.7%
Ipalco Enterprises, Inc.  .......... 10,500       328,125
Southwest Gas Corp.  ...............  7,000       139,125
Wicor, Inc.  .......................  3,500       136,281
                                             ------------
                                                  603,531
                                             ------------
                                                8,408,272
                                             ------------
Total United States Investments
   (cost $11,714,677)...............           12,799,007
                                             ------------
FOREIGN INVESTMENTS--11.0%
BRAZIL--3.1%
Light Participacoes, S.A.  .........600,000       239,097
Telecomunicacoes Brasileras S.A.
    (ADR)...........................  1,800       273,150
                                             ------------
                                                  512,247
                                             ------------
CHILE--1.0%
Compania de Telecomunicacoes
   de Chile S.A. (ADR)..............  4,675       154,275
                                             ------------
FINLAND--1.1%
Nokia Corp. (ADR)...................  2,500       184,375
                                             ------------
MEXICO--1.8%
Telefonos de Mexico S.A.
   Series L (ADR)...................  6,200       296,050
                                             ------------
PERU--1.0%
Telefonica del Peru S.A............. 62,000       162,918
                                             ------------
SOUTH KOREA--1.6%
Korea Electric Power Corp. (ADR)  ..  4,020       119,966
SK Telecom Co. Ltd. (ADR)  ......... 14,800       148,925
                                             ------------
                                                  268,891
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S. $ VALUE
                                  ----------- ------------
SWEDEN--1.4%
Ericsson (L.M.) Telephone Co.
   Cl.B (ADR).......................  5,600  $    220,675
                                             ------------
Total Foreign Investments
   (cost $1,064,375)................            1,799,431
                                             ------------
Total Common and Preferred Stocks
   (cost $12,779,052)...............           14,598,438
                                             ------------
CONVERTIBLE BONDS--3.4%
3Com Corp.
   10.25%, 11/01/01 (a).............$   305       427,381
International Cabletel, Inc.
   7.25%, 4/15/05...................    115       124,488
                                             ------------
Total Convertible Bonds
   (cost $596,950)..................              551,869
                                             ------------

				   PRINCIPAL
				    AMOUNT
                                     (000)   U.S. $ VALUE
                                   --------- -------------
SHORT-TERM INVESTMENTS--6.7%
COMMERCIAL PAPER--6.7%
American Express Credit Corp.:
   5.55%, 7/09/97...................$   400  $    399,507
   5.56%, 7/01/97...................    400       400,000
General Electric Capital Corp.
   5.67%, 7/07/97...................    300       299,716
                                             ------------
Total Short-Term Investments
   (amortized cost $1,099,223)......            1,099,223
                                             ------------
TOTAL INVESTMENTS--99.2%
   (cost $14,475,225)...............           16,249,530
Other assets less liabilities--0.8%.              135,781
                                             ------------
NET ASSETS--100.0%..................         $ 16,385,311
                                             ============

-------------------------------------------------------------------------------
*    Non-income producing security.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the market value of the security amounted to $427,381 or 2.6% of net assets.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON AND
   PREFERRED STOCKS--92.8%
CAPITAL GOODS--0.9%
POLLUTION CONTROL--0.9%
Republic Industries, Inc. *......... 27,000 $     671,625
WMX Technologies, Inc............... 27,000       867,375
                                             ------------
                                                1,539,000
                                             ------------
CONSUMER SERVICES--15.4%
AIRLINES--2.5%
AMR Corp. *.........................  5,000       462,500
Continental Airlines, Inc. Cl.B *... 58,000     2,026,375
Delta Air Lines, Inc................ 11,400       934,800
Northwest Airlines Corp. Cl.A *..... 13,300       486,281
UAL Corp. *.........................  8,900       636,906
                                             ------------
                                                4,546,862
                                             ------------
AUTO & RELATED--0.4%
Hertz Corp. Cl.A *.................. 17,200       619,200
                                             ------------
BROADCASTING &
   CABLE--2.2%
Liberty Media Group Inc. Cl.A....... 53,037     1,261,286
Viacom, Inc. Cl.B *................. 92,700     2,781,000
                                             ------------
                                                4,042,286
                                             ------------
BUSINESS SERVICES--5.9%
ADT Ltd. *.......................... 65,000     2,145,000
CUC International, Inc. *...........333,750     8,614,922
                                             ------------
                                               10,759,922
                                             ------------
ENTERTAINMENT &
   LEISURE--0.9%
ITT Corp. *......................... 28,000     1,709,750
                                             ------------
RETAILING--3.5%
CompUSA, Inc. *.....................148,900     3,201,350
Home Depot, Inc..................... 46,100     3,178,019
                                             ------------
                                                6,379,369
                                             ------------
                                               28,057,389
                                             ------------
CONSUMER STAPLES--3.1%
TOBACCO--3.1%
Loews Corp.......................... 25,800     2,583,225
Philip Morris Cos., Inc............. 70,000     3,106,250
                                             ------------
                                                5,689,475
                                             ------------

ENERGY--6.7%
OIL & GAS SERVICES--6.7%
Baker Hughes, Inc................... 16,000 $     619,000
BJ Services Co. *................... 19,300     1,034,962
Gulf Canada Resources Ltd. *........482,300     4,009,119
Halliburton Co...................... 20,900     1,656,325
Nabors Industries, Inc. *........... 70,000     1,750,000
Rowan Cos., Inc. *.................. 19,000       535,563
Santa Fe International Corp. *...... 31,000     1,054,000
Transocean Offshore, Inc............ 22,000     1,597,750
                                             ------------
                                               12,256,719
                                             ------------
FINANCE--24.9%
BANKING & CREDIT--6.4%
Chase Manhattan Corp................ 37,920     3,680,610
First Union Corp.................... 22,000     2,035,000
Household International, Inc........ 10,100     1,186,119
MBNA Corp........................... 60,600     2,219,475
NationsBank Corp.................... 39,000     2,515,500
                                             ------------
                                               11,636,704
                                             ------------
INSURANCE--10.0%
20th Century Industries, Inc........ 58,000     1,218,000
Acceptance Insurance Co. *..........104,000     2,366,000
American International Group, Inc... 31,350     4,682,906
Hartford Life, Inc. Cl.A............ 58,800     2,205,000
Nationwide Financial Services,
   Inc. Cl.A........................ 72,800     1,933,750
PennCorp Financial Group, Inc....... 11,000       423,500
Progressive Corp.................... 11,600     1,009,200
Travelers Group, Inc................ 71,666     4,519,437

                                               18,357,793
                                             ------------
REAL ESTATE--4.9%
Alexandria Real Estate Equities,
    Inc. ........................... 50,800     1,114,425
Arden Realty Group, Inc............. 40,000     1,040,000
Golf Trust of America, Inc.......... 12,000       333,750
Humphrey Hospitality Trust, Inc..... 78,100       854,219
JP Realty, Inc...................... 38,000     1,030,750
Koger Equity, Inc...................100,000     1,825,000
Macerich Co......................... 52,500     1,456,875
Prentiss Properties Trust........... 49,000     1,255,625
                                             ------------
                                                8,910,644
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
OTHER--3.6%
American Express Co................. 70,600 $   5,259,700
Morgan Stanley, Dean Witter,
   Discover & Co.................... 30,600     1,317,712
                                             ------------
                                                6,577,412
                                             ------------
                                               45,482,553
                                             ------------
HEALTH CARE--6.8%
BIOTECHNOLOGY--0.1%
Gensia Sicor, Inc.
   3.75% conv. pfd. (a).............  8,000       176,000
                                             ------------
DRUGS--4.7%
Biogen, Inc. *...................... 16,000       542,500
Merck & Co., Inc.................... 47,900     4,957,650
Pfizer, Inc......................... 18,000     2,151,000
Schering-Plough Corp................ 20,000       957,500
                                             ------------
                                                8,608,650
                                             ------------
MEDICAL PRODUCTS--0.8%
Boston Scientific Corp. *........... 23,800     1,462,213
                                             ------------
MEDICAL SERVICES--1.2%
Medtronic, Inc...................... 21,600     1,749,600
Quest Medical, Inc. *............... 38,000       342,000
                                             ------------
                                                2,091,600
                                             ------------
                                               12,338,463
                                             ------------
TECHNOLOGY--33.7%
COMMUNICATIONS
   EQUIPMENT--1.8%
Anixter International, Inc. *....... 30,000       515,625
EMC Corp. *......................... 70,000     2,730,000
                                             ------------
                                                3,245,625
                                             ------------
COMPUTER HARDWARE--0.5%
Applied Magnetics Corp. *........... 41,000       927,625
                                             ------------
COMPUTER SOFTWARE &
   SERVICES--7.4%
Ceridian Corp. *....................117,500     4,964,375
Microsoft Corp. *................... 20,000     2,529,375
Sterling Commerce, Inc. *........... 79,789     2,623,063
Sterling Software, Inc..............110,100     3,440,625
                                             ------------
                                               13,557,438
                                             ------------
NETWORK SOFTWARE--8.3%
3Com Corp. *........................102,500     4,609,297
Cabletron Systems, Inc. *........... 22,500       637,031

				   SHARES OR
				   PRINCIPAL
				    AMOUNT
                                     (000)   U.S. $ VALUE
                                   --------- -------------
Cisco Systems, Inc. *...............142,800 $   9,589,913
Fore Systems, Inc. *................ 21,900       297,703
                                             ------------
                                               15,133,944
                                             ------------
SEMI-CONDUCTORS &
   RELATED--4.2%
Intel Corp.......................... 51,000     7,221,281
Micron Technology, Inc..............  9,000       359,438
                                             ------------
                                                7,580,719
                                             ------------
TELECOMMUNICATIONS--11.5%
Brooks Fiber Properties, Inc. *..... 57,600     1,947,600
Cascade Communications Corp. *...... 31,000       855,406
Colt Telecom Group Plc (ADR) *......114,600     2,349,300
Millicom International Cellular,
   S.A. *........................... 16,500       794,063
Qwest Communications
   International, Inc. *............ 26,500       720,469
Telephone and Data Systems, Inc. *.. 37,900     1,437,831
Teleport Communications Group,
   Inc. Cl.A *...................... 68,200     2,323,062
U.S. Cellular Corp. *...............  6,000       177,750
WorldCom, Inc.  * ..................282,462     9,029,957
   8.0% conv. pfd................... 12,000     1,350,750
                                             ------------
                                               20,986,188
                                             ------------
                                               61,431,539
                                             ------------
TRANSPORTATION--1.3%
RAILROADS--1.3%
Union Pacific Corp.................. 33,853     2,386,637
                                             ------------
Total Common and Preferred Stocks
   (cost $131,177,642)..............          169,181,775
                                             ------------
CONVERTIBLE BONDS--1.9%
3Com Corp.
   10.25%, 11/01/01 (a).............$   400       560,500
Altera Corp.
   5.75%, 6/15/02 (a)...............    285       596,006
Applied Magnetics Corp.
   7.00%, 3/15/06...................    900     1,284,750
HMT Technology Corp.
   5.75%, 1/15/04 (a)...............  1,195     1,041,144
                                             ------------
Total Convertible Bonds
   (cost $3,789,229)................            3,482,400
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S. $ VALUE
                                  ----------- ------------
SHORT-TERM INVESTMENTS--4.9%
U.S. GOVERNMENT AND
   AGENCY--4.9%
Federal Home Loan Bank
   5.20%, 7/01/97...................$ 6,800  $  6,800,000
   5.30%, 7/01/97...................  2,180     2,180,000
                                             ------------
Total Short-Term Investments
   (amortized cost $8,980,000)......            8,980,000
                                             ------------

TOTAL INVESTMENTS--99.6%
   (cost $143,946,871)..............         $181,644,175
Other assets less liabilities--0.4%..             747,907
                                             ------------
NET ASSETS--100.0%...................        $182,392,082
                                             ============

-------------------------------------------------------------------------------

*    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the aggregate market value of these securities amounted to $2,373,650 or 1.3% of net assets.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--90.2%
ARGENTINA--0.9%
Central Costanera S.A. Cl.B......    17,600  $     60,729
Dragados Y Construcciones
   Argentina.....................    14,100        62,050
Metrogas S.A. (ADR)..............     7,663        76,630
Telecom Argentina Stet France S.A.
   (ADR).........................     1,850        97,125
                                             ------------
                                                  296,534
                                             ------------
AUSTRALIA--3.3%
Commonwealth Sevum Lab. Ltd......    98,700       605,691
Qantas Airways Ltd...............    95,868       224,602
TAB Corp. Holdings, Ltd..........    52,600       286,218
                                             ------------
                                                1,116,511
                                             ------------
AUSTRIA--3.1%
Austria Mikro Systeme
   International AG .............     3,300       279,855
Bohler-Uddeholm AG...............     1,650       127,953
Flughafen Wien AG................     5,280       223,023
Voest Alpine Stahl AG............     3,600       163,069
V.A. Technologies AG.............     1,300       237,903
                                             ------------
                                                1,031,803
                                             ------------
BELGIUM--0.5%
Credit Communal Holding Dexia....     1,500       161,131
                                             ------------
BOTSWANA--1.1%
Sechaba Investment Trust Ltd.....   312,400       367,382
                                             ------------
BRAZIL--9.6%
Bardella S.A. pfd................     1,000       146,765
Centrais Eletrais de Santa
   Catarina, S.A. pfd. ..........   260,001       386,421
Companhia Energetica De Minas
   Gerais (ADR)..................     2,400       122,400
Companhia Paulista de Forca e Luz 1,416,000       238,072
   pref. * ......................   373,501        62,068
Companhia Riograndense de
   Telecom-pref *................   284,500       430,760
   Receipt *.....................     7,258         9,328
Companhia Vale Receipts De Rio
   Doce pfd. (a)*................     2,360             0
Iven S.A.........................   438,100       299,107
Light Participacoes S.A..........   305,000       121,541
Metalurgica Gerdau S.A........... 3,369,500       162,755
Multicanal Participacoes S.A.
   (ADR)*........................     5,700        77,306
Petroleo Brasileiro, S.A. (ADR)..     2,000        54,750
Siderurgica Riograndense,
   S.A. pfd. .................... 8,687,727  $    330,869
Telecomunicacoes Brasileras
   S.A. (ADR) ...................     4,500       682,875
Trikem S.A. pfd. *...............15,000,000        41,800
Uniao de Bancos Brasileiras
   S.A. * .......................     1,600        59,400
                                             ------------
                                                3,226,217
                                             ------------
CANADA--2.1%
Alberta Energy Co. Ltd...........     9,900       245,538
Canadian National Railway Co.....     5,100       223,125
Petro-Canada Common..............     6,100        99,388
Petro-Canada Common Non Resident.     9,000       146,312
                                             ------------
                                                  714,363
                                             ------------
CHILE--0.3%
Enersis S.A. (ADR)...............     3,000       106,688
                                             ------------
COLOMBIA--0.2%
Banco de Colombia (GDR)(b).......     8,400        50,400
                                             ------------
CZECH REPUBLIC--1.0%
Ceske Radiokomunikace A.S.*......       990       124,739
Ceske Energeticke Zavody (GDS) *.     1,500        41,408
Komercni Banka A.S. (GDR)........     3,600        73,800
Podnik Vypocetni Techniky........       500        44,184
Tabak A.S........................       280        65,637
                                             ------------
                                                  349,768
                                             ------------
DENMARK--0.4%
Copenhagen Airport...............     1,200       127,303
                                             ------------
EGYPT--0.7%
Commercial International
   Bank (GDR)....................    10,500       217,875
                                             ------------
FINLAND--1.8%
Outokumpu OY.....................    16,200       321,333
OY Tamro AB......................    18,000       124,789
Rauma OY.........................     6,400       146,666
                                             ------------
                                                  592,788
                                             ------------
FRANCE--6.9%
LeCarbone Lorraine...............       400        97,334
Compagnie Generale des Eaux *....        42         4,688
Compagniedes Machines Bull S.A...     6,820        69,283
Pechiney S.A. Cl.A...............     3,200       126,057
Renault S.A......................     6,100       154,350
Seita............................     3,500       110,776
SGS-Thomson Microelectronics N.V. *   4,000       315,823
Societe Centrale des Assurances
   Generales de France ..........     4,400       140,610

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
Societe Generale.................     1,980  $    221,022
Societe National Elf Aquitaine S.A.   3,950       426,141
Union des Assurances Federales...     1,400       164,616
Usinor Sacilor...................    26,300       474,382
                                             ------------
                                                2,305,082
                                             ------------
GERMANY--5.0%
BHW Holding AG *.................     3,950        66,811
Deutsche Lufthansa AG............    22,900       439,198
Deutsche Telekom AG..............    31,780       765,300
Viag AG (new)....................        57        25,835
Viag AG..........................       840       381,928
                                             ------------
                                                1,679,072
                                             ------------
GHANA--0.4%
Ashanti Goldfields Co. Ltd. (GDR)    11,500       134,406
                                             ------------
GREECE--0.3%
Hellenic Sugar Industrie S.A.....    11,200        70,135
Hellenic Telecommunication
   Organization, S.A.............       600        14,090
   Rights * .....................       600             0
                                             ------------
                                                   84,225
                                             ------------
HONG KONG--0.2%
The Guangshen Railway Co. Ltd.
   (ADR).........................     3,400        74,375
                                             ------------
HUNGARY--2.0%
Gedeon Richter (GDR) *...........     1,460       134,145
Mol Magyar Olaj Es Gazipari
   Right (GDR)(b) ...............     8,000       176,000
OTP Bank (GDR)...................     6,100       158,600
Tiszai Vegyi Kombinat Rt (GDR) ..    11,800       202,370
                                             ------------
                                                  671,115
                                             ------------
INDIA--0.5%
Industrial Credit & Investment Corp.
   of India Ltd. (GDR) * (b) ....     2,000        28,500
Industrial Credit & Investment Corp.
   of India Ltd. (GDR) *.........     3,000        42,750
State Bank of India (GDR)(b) *...     3,900       101,985
Videsh Sanchar Nigam Ltd. (GDS)*.     2,000        41,400
                                             ------------
                                                  214,635
                                             ------------
INDONESIA--2.1%
PTIndosat........................   140,000       418,791
PT Telekomunikasi Indonesia......    41,000        67,013
PT Telekomunikasi Indonesia (ADR)     4,600       149,500
Tambang Timah (GDR)..............     2,000        30,620
                                             ------------
                                                  665,924
                                             ------------
IRELAND--0.5%
Greencore Group Plc..............    36,582  $    180,002
                                             ------------
ISRAEL--0.8%
Bank Hapoalim B.M................    62,500       130,120
Tadiran Ltd. (ADR)...............     4,600       131,675
                                             ------------
                                                  261,795
                                             ------------
ITALY--3.1%
Ente Nazionale Idrocarburi S.p.A.    46,000       260,507
IMI LNV..........................    29,600       266,467
Instituto Nazionale delle
   Assicurazioni ................   100,000       152,391
Telecom Italia Mobile di Risp....    50,000        98,996
Telecom Italia Mobile di Risp
   S.p.A ........................   109,000       194,967
Telecom Italia S.p.A.............    25,000        80,903
                                             ------------
                                                1,054,231
                                             ------------
JAPAN--5.1%
Daiwa Securities Co., Ltd........    42,000       331,251
DDI Corp. .......................        59       435,474
East Japan Railway Co............        15        76,950
Japan Tobacco, Inc...............        41       323,722
Nippon Telegraph and
   Telephone Corp................        20       191,938
Nomura Securities Co., Ltd.......    25,000       344,617
                                             ------------
                                                1,703,952
                                             ------------
JORDAN--0.2%
Arab Potash Co...................     8,300        77,849
                                             ------------
MALAYSIA--0.4%
Malakoff Bhd.....................    12,000        52,298
Telekom Malaysia Bhd.............    18,000        84,152
                                             ------------
                                                  136,450
                                             ------------
MEXICO--1.8%
ALFA S.A.........................    22,600       154,127
Grupo Financiero Banamex S.A. *..    44,800       114,995
Grupo Financiero Bancrecer
   S.A. de C.V.* ................    75,000         7,266
Grupo Financiero Banorte
   S.A. de C.V.* ................   148,500       173,239
Grupo Financiero GBM
   Atlantico (ADR)(b) (c)*.......     8,400         8,400
Grupo Financiero Probursa S.A.
   de C.V.* .....................    98,814        24,991
Grupo Minsa S.A. C.V. de C.V.*...    75,000        97,200

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
Grupo Profesional Planeacion
   Proyectos S.A.(c).............     4,800  $     22,347
                                             ------------
                                                  602,565
                                             ------------
NETHERLANDS--4.7%
Akzo Nobel N.V...................     4,700       644,098
European Vinyls Corp.
   International N.V. ...........     4,900       124,067
Internationale Nederlanden
   Groep N.V.....................     7,300       336,568
KLM Royal Dutch Airlines N.V. *..     9,092       280,231
Koninkluke PTT Nederland N.V.....     4,753       186,449
                                             ------------
                                                1,571,413
                                             ------------
NEW ZEALAND--0.4%
Tranz Rail Holdings Ltd..........    24,100       137,507
                                             ------------
NORWAY--0.7%
Christiana Bank OG Kreditkasse...    36,000       122,797
Den Norske Bank..................    30,000       117,475
                                             ------------
                                                  240,272
                                             ------------
PAKISTAN--0.6%
Hub Power Co. (GDR) *............     4,600       112,700
Pakistan Telecom (GDR)...........     1,350        97,200
                                             ------------
                                                  209,900
                                             ------------
PERU--1.7%
Cementos Lima S.A................     3,785        76,200
Cementos Norte Pacasmay Series C.    82,667       127,779
Cementos Norte Pacasmay Series T.    42,912        66,653
Explosivios S.A. Cl. C (c).......    80,573        88,091
Telefonica del Peru S.A..........    82,000       215,472
                                             ------------
                                                  574,195
                                             ------------
PHILIPPINES--1.4%
First Philippines Holdings
   Corp Series B.................   111,250       153,952
International Container
   Terminal Services, Inc........   190,000        97,247
Manila Electric Co. Series B.....    42,200       207,992
                                             ------------
                                                  459,191
                                             ------------
POLAND--1.4%
Bank Handlowy W Warszawie (GDR)* (b)  4,900        60,760
Bank Handlowy W Warszawie ordinary   14,500       167,214
Banka Przenyslowo Handlowy S.A...     1,400        68,797
Elektrim S.A.....................    11,200        97,465
Wielkopolski Bank Kiedytowy S.A..    15,000        85,806
                                             ------------
                                                  480,042
                                             ------------

PORTUGAL--1.7%
Electricidade de Portugal S.A. *.    29,200  $    535,856
Portucel Industrial S.A..........     6,500        48,193
                                             ------------
                                                  584,049
                                             ------------
RUSSIA--1.7%
Gazprom (ADR)(b).................     7,500       127,500
Nearmedic S.A. * (c).............     1,300       193,990
RNGS Holdings Ltd.
   8.0% conv. pfd (c)............    36,800       140,313
Sun Brewing (GDR) * (b)..........    15,800       118,974
                                             ------------
                                                  580,777
                                             ------------
SOUTH AFRICA--0.4%
Iscor, Ltd.......................   212,630       140,597
                                             ------------
SOUTH KOREA--2.3%
Korea Electric Power Corp. (ADR).    13,000       242,937
SK Telecom Ltd. (ADR)............    53,259       535,919
                                             ------------
                                                  778,856
                                             ------------
SPAIN--2.6%
Empresa Nacional de Celulosas S.A.   15,095       266,352
Empresa Nacional de
   Electricidad S.A..............     4,000       335,799
Repsol S.A.......................     6,600       279,050
                                             ------------
                                                  881,201
                                             ------------
SWEDEN--1.3%
Assi Doman AB....................     6,350       180,596
Castellum AB *...................    11,800        88,475
Sparbanken Sverige AB Cl.A ......     7,900       175,658
                                             ------------
                                                  444,729
                                             ------------
SWITZERLAND--1.2%
Swissair AG......................       350       392,192
                                             ------------
THAILAND--0.5%
Electricity Generating Public
   of Thailand ..................    30,000        73,538
Industrial Finance Corp. of
   Thailand .....................    80,000       101,911
                                             ------------
                                                  175,449
                                             ------------
TURKEY--0.9%
Petrokimya Holdings A.S..........   141,000        48,416
Tupras Turkiye Petrol
   Rafinerileri A.S. ............   254,800       144,105
Usas Ucak Servisi A.S............    43,500       102,508
                                             ------------
                                                  295,029
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
UNITED KINGDOM--9.3%
Anglian Water Plc................    36,196  $    394,816
Birkby Plc.......................    46,000       120,268
British Energy Plc...............   190,800       465,488
National Grid Group Plc..........   131,511       475,242
National Power Plc...............    32,900       285,995
Northern Ireland Electricity Plc.    32,900       227,372
PowerGen Plc.....................    33,044       392,901
RJB Mining.......................    12,000        71,941
Scottish Hydro Electric..........    32,900       227,372
Stagecoach Holdings Plc..........    16,687       175,904
Wessex Water Plc.................    40,099       271,782
                                             ------------
                                                3,109,081
                                             ------------
UNITED STATES--2.0%
Central European Media
   Enterprises Ltd. * ...........     2,800        73,850
Pharmacia & Upjohn, Inc..........    17,000       590,750
                                             ------------
                                                  664,600
                                             ------------

VENEZUELA--1.1%
Compania Anonima Nacional
   Telefonos de Venezuela (ADR)..     8,500  $    366,563
                                             ------------
Total Common Stocks and
   Other Investments
   (cost $27,154,225)............              30,290,084
                                             ------------
SHORT-TERM INVESTMENTS--6.7%
TIME DEPOSIT--6.7%
State Street Bank and Trust Co.
   5.25%, 7/01/97
   (amortized cost $2,243,000)...  $  2,243     2,243,000

TOTAL INVESTMENTS--96.9%
   (cost $29,397,225)............              32,533,084
Other assets less liabilities--3.1%             1,034,149
                                             ------------
NET ASSETS--100.0%................           $ 33,567,233
                                             ============

-------------------------------------------------------------------------------
*    Non-income producing security.
(a) These shares are a result of a corporate action. Awaiting shareholder approval.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the aggregate market value of these securities amounted to $672,519 or 2.0% of net assets.
(c) Illiquid security, valued at fair market value (see Note A & E). See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON AND
   PREFERRED STOCKS--29.0%
BASIC INDUSTRIES--0.8%
CHEMICALS--0.4%
Akzo Nobel N.V......................    150  $     20,556
Bayer AG............................    400        15,371
Ciba Specialty Chemicals AG *.......    151        13,962
Cytec Industries, Inc...............    250         9,344
Henkel KGaA, pfd....................    140         7,947
Hitachi Chemical Co., Ltd...........  1,000         8,812
Monsanto Co.........................    400        17,225
                                             ------------
                                                   93,217
                                             ------------
CONTAINERS--0.2%
Crown Cork & Seal, Inc.
   4.5% conv. pfd...................    500        26,719
Legris Industries S.A...............    100         4,713
Schmalbach Lubeca AG................     70        15,693
                                             ------------
                                                   47,125
                                             ------------
METALS & MINING--0.1%
Koninklijke Hoogovens N.V...........    206        11,481
NatSteel Ltd........................  2,000         5,092
Pohang Iron & Steel Co. Ltd. (ADR)..    150         4,800
Rautaruukki OY......................    693         7,273
Usinor Sacilor......................    600        10,823
                                             ------------
                                                   39,469
                                             ------------
PAPER & FOREST
   PRODUCTS--0.1%
Jefferson Smurfit Corp. *...........    700        11,287
Jefferson Smurfit Group Plc.........  1,700         4,898
Koninklijke KNP BT..................    500        11,386
                                             ------------
                                                   27,571
                                             ------------
                                                  207,382
                                             ------------
CAPITAL GOODS--2.5%
ELECTRICAL EQUIPMENT--1.0%
Aiwa Co. Ltd........................  1,000        22,945
General Electric Co.................  2,000       130,750
Johnson Electric Holdings Ltd.......  2,000         5,963
Legrand S.A.........................     30         5,284
Mabuchi Motor Co....................    200        11,604
Makita Corp.........................  1,000        14,657
Sony Corp...........................    200        17,431
Sumitomo Electric Industries........  1,000        16,751
Westinghouse Electric Corp..........  1,000        23,125
                                             ------------
                                                  248,510
                                             ------------

ENGINEERING &
   CONSTRUCTION--0.5%
Beazer Group Plc....................  2,000  $      5,462
Compagnie Francaise d'Etudes et
   de Construction Technip..........    115        13,346
Fujitec Co. Ltd.....................  2,000        23,730
Holderbank Financiere Glarus AG.....     15        14,168
Martin Marietta Materials, Inc......    400        12,950
Matsushita Electric Works...........  2,000        22,684
National House Industrial Co........  1,000        13,174
NGK Insulators Ltd..................  1,000        10,993
Rugby Group Plc.....................  5,120        10,232
Toda Construction Co. Ltd...........  1,000         6,997
                                             ------------
                                                  133,736
                                             ------------
MACHINERY--0.7%
Allied-Signal, Inc..................  1,200       100,800
Coltec Industries, Inc. *...........    600        11,700
Daikin Industries Ltd...............  1,000         9,073
Ishikawajima-Harima Heavy
   Industries Co. Ltd...............  1,000         3,926
Mitsubishi Heavy Industries Ltd. *..  1,000         7,669
Schindler Holding AG *..............     13        16,695
Stork N.V...........................    300        12,227
Toyoda Automatic Loom Works.........  1,000        22,684
                                             ------------
                                                  184,774
                                             ------------
POLLUTION CONTROL--0.3%
USA Waste Services, Inc. *..........  1,800        69,525
                                             ------------
                                                  636,545
                                             ------------
CONSUMER
   MANUFACTURING--1.2%
APPLIANCES--0.5%
Sunbeam Corp........................  3,700       139,675
                                             ------------
AUTO & RELATED--0.5%
Bajaj Auto Ltd. (GDR)...............    200         6,950
Continental AG......................    650        16,137
Federal-Mogul Corp..................    800        28,000
Honda Motor Co......................  1,000        30,099
NGK Spark Plug......................  1,000        10,906
UMW Holdings Bhd....................  2,000         9,430
Volkswagen AG.......................     15        11,499
Yamaha Motor Co. Ltd. *.............  1,000         9,946
                                             ------------
                                                  122,967
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
OTHER--0.2%
Fuji Photo Film Co..................  1,000  $     40,220
Varitronix International Ltd........  6,000        10,184
                                             ------------
                                                   50,404
                                             ------------
                                                  313,046
                                             ------------
CONSUMER SERVICES--3.8%
AIRLINES--0.2%
BAA Plc.............................  1,500        13,826
Northwest Airlines Corp. Cl.A *.....    800        29,250
                                             ------------
                                                   43,076
                                             ------------
APPAREL--0.4%
Adidas A.G..........................     80         8,853
Onward Kashiyama Co. Ltd............  1,000        16,576
Reebok International Ltd............  1,725        80,644
                                             ------------
                                                  106,073
                                             ------------
BROADCASTING &
   CABLE--0.4%
Cablevision Systems Corp. Cl.A *....    400        21,600
Carlton Communications Plc..........  1,300        11,008
Indonesian Satellite Corp. (ADR)....    500        14,969
Liberty Media Group Cl.A *..........  2,003        47,634
                                             ------------
                                                   95,211
                                             ------------
ENTERTAINMENT &
   LEISURE--0.8%
Carnival Corp. Cl.A.................    600        24,750
Disney (Walt) Co....................  1,170        93,893
ITT Corp. *.........................    750        45,797
Ladbroke Group Plc..................  2,500         9,825
Time Warner, Inc....................    800        38,600
                                             ------------
                                                  212,865
                                             ------------
PRINTING & PUBLISHING--0.3%
New Straits Times Press Bhd.........  1,000         5,864
New York Times Co. Cl.A.............  1,300        64,350
United News Media Plc...............  1,000        11,599
                                             ------------
                                                   81,813
                                             ------------
RESTAURANTS &
   LODGING--0.4%
Compass Group Plc...................  1,400        15,667
Host Marriott Corp..................  2,000        35,625
La Quinta Inns, Inc.................  1,800        39,375
                                             ------------
                                                   90,667
                                             ------------
RETAILING--1.3%
Circuit City Stores, Inc.-Car
   Max Group *......................    980        14,026
Credit Saison Co. Ltd...............  1,000  $     24,428
Dayton Hudson Corp..................  1,550        82,441
Dickson Concepts International Ltd..  2,000         7,280
Federated Department Stores, Inc. *.    800        27,800
Fingerhut Cos., Inc.................  1,400        24,412
Kingfisher Plc......................    500         5,679
Rite Aid Corp.......................    500        24,937
Sears, Roebuck & Co.................    900        48,375
TJX Cos., Inc.......................  2,000        52,750
Vendex International N.V. *.........    151         8,270
Woolworths Ltd......................  4,173        13,719
                                             ------------
                                                  334,117
                                             ------------
                                                  963,822
                                             ------------
CONSUMER STAPLES--2.9%
BEVERAGES--0.2%
Bass Plc............................  1,000        12,207
Guinness Plc........................    600         5,875
Scottish & Newcastle Plc............  1,000        10,758
Whitbread Plc.......................  1,200        15,177
                                             ------------
                                                   44,017
                                             ------------
COSMETICS--0.6%
Colgate-Palmolive Co................  1,250        81,563
Gillette Co.........................    695        65,851
                                             ------------
                                                  147,414
                                             ------------
FOOD--0.9%
Campbell Soup Co....................  1,400        70,000
Coca-Cola Co........................  1,800       121,500
Ezaki Glico Co......................    200         1,797
Nabisco Holdings Corp. Cl.A.........    525        20,934
Nestle, S.A.........................     11        14,511
Parmalat Finanziaria S.p.A. *.......  3,290         4,656
                                             ------------
                                                  233,398
                                             ------------
HOUSEHOLD PRODUCTS--0.0%
Hunter Douglas N.V..................    100         8,508
                                             ------------
RETAIL - FOOD--0.1%
Promodes............................     30        11,685
                                             ------------
RETAIL - FOOD & DRUG--0.0%
Boots Co. Plc.......................    800         9,385
                                             ------------
TOBACCO--1.1%
Japan Tobacco, Inc..................      2        15,791
Loews Corp..........................    300        30,038

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
Philip Morris Cos., Inc.............  5,020  $    222,763
SEITA...............................    300         9,495
Tabacalera, S.A.....................    150         8,052
                                             ------------
                                                  286,139
                                             ------------
                                                  740,546
                                             ------------
ENERGY--2.5%
OIL & GAS SERVICES--2.5%
Apache Corp.........................  1,000        32,500
Baker Hughes, Inc...................    500        19,344
BG Plc..............................  1,800         6,595
BJ Services Co. *...................  1,400        75,075
British Petroleum Co. Plc...........    900        11,196
Ente Nazionale Idrocarburi..........  1,300         7,362
Gulf Canada Resources Ltd. *........  2,900        24,106
Halliburton Co......................    350        27,737
Nabors Industries, Inc. *...........  2,000        50,000
Noble Drilling Corp. *..............    800        18,050
Parker Drilling Co. *...............  1,000        11,125
Santa Fe International Corp. *......    400        13,600
Schlumberger Ltd....................    150        18,750
Shell Transportation & Trading Co...  2,100        14,338
Societe Nacionale Elf Aquitaine.....    225        24,274
Texaco, Inc.........................  1,100       119,625
Total S.A. Cl.B.....................    260        26,280
Transocean Offshore, Inc............  1,550       112,569
USX-Marathon Group..................    500        14,437
                                             ------------
                                                  626,963
                                             ------------
FINANCE--5.4%
BANKING & CREDIT--2.0%
Allied Irish Banks..................  3,000        22,881
Banco Bilbao Vizcaya S.A............    150        12,185
Banco Santander S.A.................    300         9,243
Bangkok Bank Public Co. Ltd.........    700         4,810
Banque National de Paris *..........    130         5,358
Beneficial Corp.....................    500        35,531
BG Bank A/S.........................    300        16,582
Chase Manhattan Corp. ..............    400        38,825
Credito Italiano....................  4,000         7,319
Dao Heng Bank Group Ltd.............  3,000        16,419
Den Danske Bank.....................    100         9,729
Den Norske Bank.....................  2,000         7,832
First Union Corp....................    500        46,250
Kredietbank N.V.....................     20         8,060
Long-Term Credit Bank of Japan......  2,000         8,637
MBNA Corp...........................  4,950  $    181,294
PT Bank Dagang Nasional Indonesia... 12,000         8,512
Societe Generale....................     90        10,046
Sparbanken Sverige AB A Shares .....    450        10,006
Wing Hang Bank Ltd..................  2,000        12,082
Yamaguchi Bank......................  1,000        15,006
77th Bank...........................  1,000         9,684
                                             ------------
                                                  496,291
                                             ------------
BROKERAGE & MONEY
   MANAGEMENT--0.5%
Merrill Lynch & Co., Inc............  1,600        95,400
Peregrine Investments Holdings Ltd..  4,000         8,235
Salomon, Inc........................    500        27,813
                                             ------------
                                                  131,448
                                             ------------
INSURANCE--1.6%
Baloise Holdings Ltd. *.............     10        23,836
Fortis Amev NV......................    500        22,263
General Accident Plc................    400         5,829
Internationale Nederlanden
   Groep N.V. ......................    570        26,280
MGIC Investment Corp................    600        28,762
PennCorp Financial Group, Inc.......  1,100        42,350
PMI Group, Inc......................    700        43,662
QBE Insurance Group Ltd.............  1,500         9,069
Royal & Sun Alliance Insurance
   Group Plc........................  1,000         7,394
Societe Centrale des Assurances
   Generales de France..............    350        11,185
Travelers Group, Inc................  2,700       170,269
Trygg-Hansa AB......................    300         5,992
United Assurance Group Plc..........    700         4,960
   conv. pfd........................  3,900           195
Zurich Versicherungsgesellschaft....     30        11,938
                                             ------------
                                                  413,984
                                             ------------
REAL ESTATE--0.1%
Daito Trust Construction Co.........  2,400        28,267
                                             ------------
OTHER--1.2%
American Express Co.................  1,700       126,650
Morgan Stanley, Dean Witter,
   Discover & Co....................  4,100       176,556
                                             ------------
                                                  303,206
                                             ------------
                                                1,373,196
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
HEALTH CARE--2.9%
BIOTECHNOLOGY--0.2%
Centocor, Inc. *....................  1,643  $     50,984
                                             ------------
DRUGS--1.9%
Astra AB, Series A..................    400         7,446
Daiichi Pharmaceutical Co...........  1,000        17,624
GelTex Pharmaceuticals, Inc. *......  1,000        20,000
Merck & Co., Inc....................  1,100       113,850
Merck KGaA..........................    250        11,030
Novartis AG.........................     18        28,775
Orion-Yhtymae OY Cl.B...............    200         7,580
Pfizer, Inc.........................  1,000       119,500
Sankyo Co. Ltd......................  1,000        33,589
Taisho Pharmaceutical Co............  1,000        26,959
Warner-Lambert Co...................    300        37,275
Yamanouchi Pharmaceutical...........  2,000        53,743
                                             ------------
                                                  477,371
                                             ------------
MEDICAL PRODUCTS--0.6%
Boston Scientific Corp. *...........  1,266        77,780
Kuraray Co. Ltd.....................  1,000         9,946
Medtronic, Inc......................    760        61,560
PT Tempo Scan Pacific...............  2,000         4,482
                                             ------------
                                                  153,768
                                             ------------
MEDICAL SERVICES--0.2%
Oxford Health Plans, Inc. *.........    900        64,603
                                             ------------
                                                  746,726
                                             ------------
MULTI INDUSTRY--0.9%
Barco Industries N.V................     63        12,765
Berjaya Sports Toto Bhd.............  2,000         9,429
BTR Plc.............................  2,000         6,844
Compagnie Generale des Eaux   ......    103        13,310
   warrants, expiring 5/02/01 *.....    103            62
Granada Group Plc...................    900        11,840
Huhtamaki Group.....................    200         8,608
IMI LNV.............................  1,000         9,002
IMI Plc.............................  1,000         5,729
Orkla ASA...........................     80         5,905
Smith (Howard) Ltd..................    300         2,857
Swire Pacific Ltd. Cl.A.............  1,000         9,003
Tomkins Plc.........................  4,000        17,319
Tyco International Ltd..............    700        48,694
U.S. Industries, Inc. *.............  1,900        67,687
Valmet Corp.........................    300         5,188
                                             ------------
                                                  234,242
                                             ------------

TECHNOLOGY--5.3%
AEROSPACE & DEFENSE--0.4%
Boeing Co...........................    400  $     21,225
British Aerospace Plc...............    500        11,128
General Dynamics Corp...............    400        30,000
United Technologies Corp............    600        49,800
                                             ------------
                                                  112,153
                                             ------------
COMMUNICATIONS
   EQUIPMENT--0.3%
DSC Communications Corp. *..........  2,000        44,563
Nokia Corp. (ADR)...................    400        29,500
                                             ------------
                                                   74,063
                                             ------------
COMPUTER HARDWARE--0.2%
COMPAQ Computer Corp. *.............    600        59,550
                                             ------------
COMPUTER PERIPHERALS--0.0%
Seagate Technology, Inc. *..........    250         8,797
                                             ------------
COMPUTER SOFTWARE &
   SERVICES--1.2%
First Data Corp.....................  1,200        52,725
Microsoft Corp. *...................    600        75,881
Netscape Communications Corp. *.....    600        19,219
Oracle Corp. *......................  1,712        86,189
Storage Technology Corp. *..........    380        16,910
Sun Microsystems, Inc. *............  1,400        52,106
                                             ------------
                                                  303,030
                                             ------------
NETWORK SOFTWARE--0.5%
Cisco Systems, Inc. *...............  1,900       127,597
                                             ------------
OFFICE EQUIPMENT &
   SERVICES--0.1%
Canon, Inc..........................  1,000        27,220
                                             ------------
SEMI-CONDUCTORS &
   RELATED--1.2%
Altera Corp. *......................  2,100       106,115
Intel Corp..........................    700        99,116
Micron Technology, Inc..............    500        19,969
National Semiconductor Corp. *......  2,350        71,969
Nippon Chemical.....................  1,000         5,287
                                             ------------
                                                  302,456
                                             ------------
TELECOMMUNICATIONS--1.4%
Asia Satellite Telecom Ltd. *.......  8,000        24,525
British Telecommunications Plc......  2,000        14,854

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
Cable & Wireless Plc................  1,000  $      9,159
DDI Corp............................      2        14,762
Nextel Communications, Inc. *.......    500         9,453
Nokia AB OY Corp. pfd...............    100         7,470
Philippine Long Distance ORD........    150         4,862
SK Telecom Co. Ltd. (ADR)...........  2,575        25,911
Societa Italiana Per L'Eserreizio
   Delle Telecommunicazioni, P.A. *.  6,000        19,258
Telefonica de Espana................    700        20,238
Telekom Malaysia Bhd *..............  1,500         7,013
Telephone and Data Systems, Inc.....    700        26,556
Teleport Communications Group,
   Inc. Cl.A *......................  2,300        78,344
Tellabs, Inc. *.....................    600        33,487
Videsh Sanchar Nigam Ltd. * (a).....    100         2,070
Vodafone Group Plc..................  2,000         9,759
WorldCom, Inc. *....................  1,240        39,641
                                             ------------
                                                  347,362
                                             ------------
                                                1,362,228
                                             ------------
TRANSPORTATION--0.4%
RAILROADS--0.4%
Union Pacific Corp..................  1,300        91,650
                                             ------------
SHIPPING--0.0%
Bergesen DY ASA Cl.A................    450        10,653
                                             ------------
                                                  102,303
                                             ------------
UTILITIES--0.4%
ELECTRIC & GAS--0.3%
FPL Group, Inc......................    800        36,850
Hong Kong Electric Holdings Ltd.....  1,000         4,027
PowerGen Plc........................  1,000        11,890
Scottish Power Plc..................  2,500        16,237
Veba AG.............................    200        11,238
                                             ------------
                                                   80,242
                                             ------------
WATER UTILITY--0.1%
Anglian Water Plc...................  1,200        13,089
                                             ------------
                                                   93,331
                                             ------------
Total Common and Preferred Stocks
   (cost $5,865,210)................            7,400,330
                                             ------------

				   PRINCIPAL
				    AMOUNT
                                     (000)   U.S. $ VALUE
                                   --------- -------------
CORPORATE BONDS--10.6%
Bear Stearns Cos., Inc.
   6.75%, 5/01/01...................$   200  $    199,850
Chase Manhattan Corp.
   6.25%, 1/15/06...................    200       188,806
Corporacion Andina de Fomento
   7.25%, 3/01/07...................    400       401,043
Deutsche Bank Financial, Inc.
   6.70%, 12/13/06..................    350       342,080
Ford Motor Co.
   7.125%, 11/15/25.................    295       281,704
St. George Bank Ltd.
   7.15%, 10/15/05 (a)..............    425       422,620
Time Warner, Inc.
   8.375%, 3/15/23..................    450       462,145
Zurich Capital Trust I
   8.376%, 6/01/37..................    400       414,474
                                             ------------
Total Corporate Bonds
   (cost $2,710,157)................            2,712,722
                                             ------------
U.S. GOVERNMENT AND
   AGENCY--39.5%
Federal Home Loan Bank:
   7.00%, 9/01/11...................    463       462,723
   7.00%, 1/01/12...................     97        97,113
Federal National Mortgage Association:
   6.00%, 4/01/11...................    461       445,975
   6.50%, 6/01/11...................    322       316,009
   6.50%, 4/01/12...................    247       241,716
   7.00%, 5/01/26...................    593       581,862
Government National Mortgage
   Association:
   7.50%, 1/15/27...................    495       496,844
   7.50%, 3/15/27...................    121       121,292
U.S. Treasury Bond
   6.625%, 2/15/27..................    955       934,410
U.S. Treasury Notes:
   6.125%, 8/31/98..................  2,370     2,375,925
   6.25%, 4/30/01...................  1,280     1,276,403
   6.375%, 5/15/99..................    795       798,975
   6.50%, 5/31/02...................  1,550     1,556,293
   6.875%, 5/15/06..................    350       357,273
                                             ------------
Total U.S. Government and
   Agency
   (cost $10,012,365)...............           10,062,813
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S. $ VALUE
                                  ----------- ------------
SHORT-TERM INVESTMENTS--20.0%
U.S. GOVERNMENT AND
   AGENCY--20.0%
Federal Home Loan Bank
   5.20%, 7/01/97...................$ 3,000  $  3,000,000
   5.39%, 7/02/97...................  2,100     2,099,686

Total Short-Term Investments
   (amortized cost $5,099,686)......            5,099,686
                                             ------------

TOTAL INVESTMENTS--99.1%
   (cost $23,687,418)...............         $ 25,275,551
Other assets less liabilities--0.9%..             232,583
                                             ------------
NET ASSETS--100.0%...................        $ 25,508,134
                                             ============

-------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
AS A PERCENT OF TOTAL INVESTMENTS
Canada..............................      0.1%
Japan...............................      2.4
New Zealand and Australia...........      0.1
Scandinavia.........................      0.6
Southeast Asia......................      0.6
United Kingdom......................      1.3
United States**.....................     92.3
Other European Countries............      2.6
                                      -------
                                        100.0%
                                      =======

**   Includes Short-Term Investments of 20.0%.

-------------------------------------------------------------------------------

*    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the aggregate market value of these securities amounted to $424,690 or 1.7% of net assets.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON AND
   PREFERRED STOCKS--65.8%
BASIC INDUSTRIES--2.0%
CHEMICALS--1.0%
Akzo Nobel  N.V.....................    150  $     20,556
Bayer AG............................    400        15,371
Ciba Specialty Chemicals AG *.......    151        13,962
Cytec Industries, Inc. *............    800        29,900
Henkel KGaA, pfd....................    140         7,947
Hitachi Chemical Co., Ltd...........  1,000         8,812
Monsanto Co.........................    750        32,297
                                             ------------
                                                  128,845
                                             ------------
CONTAINERS--0.4%
Crown Cork & Seal, Inc.
   4.5% conv., pfd..................    600        32,062
Legris Industries S.A...............    100         4,714
Schmalbach Lubeca AG................     70        15,693
                                             ------------
                                                   52,469
                                             ------------
METALS & MINING--0.3%
Koninklijke Hoogovens N.V...........    206        11,481
NatSteel Ltd........................  2,000         5,092
Pohang Iron & Steel Co. Ltd. (ADR)..    150         4,800
Rautaruukki OY......................    683         7,168
Usinor Sacilor......................    600        10,823
                                             ------------
                                                   39,364
                                             ------------
PAPER & FOREST
   PRODUCTS--0.3%
Jefferson Smurfit Group *...........  1,500        24,187
Jefferson Smurfit Group Plc.........  1,700         4,898
Koninklijke KNP BT..................    500        11,386
                                             ------------
                                                   40,471
                                             ------------
                                                  261,149
                                             ------------
CAPITAL GOODS--4.8%
ELECTRICAL EQUIPMENT--2.0%
Aiwa Co. Ltd........................  1,000        22,945
General Electric Co.................  1,600       104,600
Johnson Electric Holdings Ltd.......  2,000         5,963
Legrand S.A.........................     30         5,284
Mabuchi Motor Co....................    200        11,604
Makita Corp.........................  1,000        14,657
Sony Corp...........................    200        17,432
Sumitomo Electric Industries........  1,000        16,751
Westinghouse Electric Corp..........  2,500        57,812
                                             ------------
                                                  257,048
                                             ------------

ENGINEERING &
   CONSTRUCTION--1.1%
Beazer Group Plc....................  2,000  $      5,462
Compagnie Francaise d'Etudes et
   de Construction Technip..........    115        13,346
Fujitec Co. Ltd.....................  1,000        11,865
Holderbank Financiere Glarus AG.....     15        14,168
Martin Marietta Materials, Inc......  1,000        32,375
Matsushita Electric Works...........  2,000        22,684
National House Industrial Co........  1,000        13,174
NGK Insulators Ltd..................  1,000        10,993
Rugby Group Plc.....................  5,110        10,212
Toda Construction Co. Ltd...........  1,000         6,997
                                             ------------
                                                  141,276
                                             ------------
MACHINERY--1.3%
Allied-Signal, Inc..................    900        75,600
Coltec Industries, Inc. *...........  2,000        39,000
Daikin Industries Ltd...............  1,000         9,073
Ishikawajima-Harima Heavy
   Industries Co. Ltd...............  1,000         3,926
Mitsubishi Heavy Industries Ltd. *..  1,000         7,669
Schindler Holding AG *..............     13        16,695
Stork N.V...........................    300        12,227
Toyoda Automatic Loomworks .........  1,000        22,684
                                             ------------
                                                  186,874
                                             ------------
POLLUTION CONTROL--0.4%
USA Waste Services, Inc. *..........  1,400        54,075
                                             ------------
                                                  639,273
                                             ------------
CONSUMER
   MANUFACTURING--2.7%
APPLIANCES--0.8%
Sunbeam Corp........................  3,000       113,250
                                             ------------
AUTO & RELATED--1.5%
Bajaj Auto Ltd. (GDR)...............    300        10,425
Continental AG......................    650        16,137
Cummins Engine Co., Inc.............    700        49,394
Federal-Mogul Corp..................    600        21,000
Honda Motor Co......................  1,000        30,099
NGK Spark Plug......................  1,000        10,906
UMW Holdings Bhd....................  2,000         9,429
Volkswagen AG.......................     15        11,499
Yamaha Motor Co. Ltd. *.............  1,000         9,946
                                             ------------
                                                  168,835
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
OTHER--0.4%
Fuji Photo Film Co..................  1,000  $     40,220
Varitronix International Ltd........  6,000        10,184
                                             ------------
                                                   50,404
                                             ------------
                                                  332,489
                                             ------------
CONSUMER SERVICES--9.3%
AIRLINES--0.3%
BAA Plc.............................  1,500        13,826
Northwest Airlines Corp. Cl.A *.....    700        25,594
                                             ------------
                                                   39,420
                                             ------------
APPAREL--0.8%
Adidas A.G..........................     80         8,853
Onward Kashiyama Co. Ltd............  1,000        16,576
Reebok International Ltd............  1,520        71,060
                                             ------------
                                                   96,489
                                             ------------
BROADCASTING &
   CABLE--1.1%
Cablevision Systems Corp. Cl.A *....  1,050        56,700
Carlton Communications Plc..........  1,300        11,008
Indonesian Satellite Corp. (ADR) ...  1,000        29,938
Liberty Media Group Cl.A *..........  2,000        47,562
                                             ------------
                                                  145,208
                                             ------------
ENTERTAINMENT &
   LEISURE--2.5%
Carnival Corp. Cl.A.................    500        20,625
Disney (Walt) Co....................    866        69,497
ITT Corp. *.........................  1,750       106,859
Ladbroke Group Plc..................  2,500         9,825
Time Warner, Inc....................  2,300       110,975
                                             ------------
                                                  317,781
                                             ------------
PRINTING & PUBLISHING--0.5%
New Straits Times Press Bhd.........  1,000         5,864
New York Times Co. Cl.A.............  1,000        49,500
United News Media Plc...............  1,000        11,599
                                             ------------
                                                   66,963
                                             ------------
RESTAURANTS &
   LODGING--0.9%
Compass Group Plc...................  1,500        16,786
Host Marriott Corp..................  3,700        65,907
La Quinta Inns, Inc.................  1,600        35,000
                                             ------------
                                                  117,693
                                             ------------
RETAILING--3.2%
Circuit City Stores, Inc.-Car
   Max Group *......................    330         4,723
Credit Saison Co. Ltd...............  1,000  $     24,428
Dayton Hudson Corp..................  1,600        85,100
Dickson Concepts International Ltd..  2,000         7,280
Federated Department Stores, Inc. *.  1,700        59,075
Fingerhut Cos., Inc.................  3,000        52,312
Kingfisher Plc......................    500         5,679
Rite Aid Corp.......................  1,250        62,344
Sears, Roebuck & Co.................    900        48,375
TJX Cos. Inc........................  1,800        47,475
Vendex International N.V. *.........    151         8,270
Woolworths Ltd......................  4,173        13,719
                                             ------------
                                                  418,780
                                             ------------
                                                1,202,334
                                             ------------
CONSUMER STAPLES--5.4%
BEVERAGES--0.3%
Bass Plc............................  1,000        12,207
Guinness Plc........................    600         5,875
Scottish & Newcastle Plc............  1,000        10,758
Whitbread Plc.......................  1,200        15,177
                                             ------------
                                                   44,017
                                             ------------
COSMETICS--1.0%
Colgate-Palmolive Co................  1,120        73,080
Gillette Co.........................    645        61,114
                                             ------------
                                                  134,194
                                             ------------
FOOD--1.5%
Campbell Soup Co....................  1,180        59,000
Coca-Cola Co........................  1,400        94,500
Ezaki Glico Co......................    400         3,594
Nabisco Holdings Corp. Cl.A.........    445        17,744
Nestle, S.A.........................     11        14,511
Parmalat Finanziaria S.p.A. *.......  3,290         4,656
                                             ------------
                                                  194,005
                                             ------------
HOUSEHOLD PRODUCTS--0.1%
Hunter Douglas N.V..................    100         8,508
                                             ------------
RETAIL - FOOD--0.1%
Promodes............................     30        11,685
                                             ------------
RETAIL - FOOD & DRUG--0.1%
Boots Co. Plc.......................    700         8,212
                                             ------------
TOBACCO--2.3%
Japan Tobacco, Inc..................      2        15,792
Loews Corp..........................    800        80,100
Philip Morris Cos., Inc.............  4,050       179,719

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
SEITA...............................    300  $      9,495
Tabacalera, S.A.....................    150         8,052
                                             ------------
                                                  293,158
                                             ------------
                                                  693,779
                                             ------------
ENERGY--7.3%
OIL & GAS SERVICES--7.3%
Apache Corp.........................  2,100        68,250
Baker Hughes, Inc...................  3,500       135,406
BG Plc..............................  1,800         6,595
BJ Services Co. *...................  1,800        96,525
British Petroleum Co. Plc...........    900        11,196
Ente Nazionale Idrocarburi..........  1,300         7,362
Gulf Canada Resources Ltd. *........  6,600        54,863
Halliburton Co......................    700        55,475
Nabors Industries, Inc. *...........  2,600        65,000
Noble Drilling Corp. *..............  3,000        67,687
Parker Drilling Co. *...............  2,500        27,813
Santa Fe International Corp. *......    600        20,400
Shell Transport & Trading Co........  2,100        14,338
Societe Nacionale Elf Aquitaine SA..    225        24,274
Texaco, Inc.........................    900        97,875
Total S.A. Cl.B.....................    264        26,684
Transocean Offshore, Inc............  1,800       130,725
USX-Marathon Group..................  1,000        28,875
                                             ------------
                                                  939,343
                                             ------------
FINANCE--11.6%
BANKING & CREDIT--3.9%
Allied Irish Banks..................  3,000        22,881
Banco Bilbao Vizcaya S.A............    150        12,185
Banco Santander S.A.................    300         9,243
Bangkok Bank Public Co. Ltd.........  1,000         6,871
Banque National de Paris *..........    130         5,358
Beneficial Corp.....................  1,000        71,062
BG Bank A/S.........................    300        16,582
Chase Manhattan Corp................    400        38,825
Credito Italiano....................  4,000         7,320
Dao Heng Bank Group Ltd.............  3,000        16,419
Den Danske Bank.....................    100         9,729
Den Norske Bank.....................  2,000         7,832
First Union Corp....................    400        37,000
Kredietbank N.V.....................     20         8,060
Long-Term Credit Bank of Japan......  2,000         8,637
MBNA Corp...........................  4,200       153,825
Overseas Chinese Bank...............    120         1,242
PT Bank Dagang Nasional Indonesia... 12,000  $      8,512
Societe Generale....................     90        10,046
Sparbanken Sverige AB A Shares......    450        10,006
Wing Hang Bank Ltd..................  2,000        12,082
Yamaguchi Bank......................  1,000        15,006
77th Bank...........................  1,000         9,684
                                             ------------
                                                  498,407
                                             ------------
BROKERAGE & MONEY
   MANAGEMENT--1.0%
Merrill Lynch & Co., Inc............  1,200        71,550
Peregrine Investments Holdings Ltd..  4,000         8,235
Salomon, Inc........................  1,000        55,625
                                             ------------
                                                  135,410
                                             ------------
INSURANCE--4.0%
Baloise Holdings Ltd. *.............     10        23,836
Fortis Amev NV......................    500        22,263
General Accident Plc................    400         5,829
Internationale Nederlanden Groep N.V.   568        26,188
MGIC Investment Corp................  1,900        91,081
PennCorp Financial Group, Inc.......    900        34,650
PMI Group, Inc......................    500        31,187
QBE Insurance Group Ltd.............  1,500         9,069
Royal & Sun Alliance Insurance
   Group Plc........................  1,000         7,394
Societe Centrale des Assurances
   Generales de France..............    350        11,185
SunAmerica, Inc.....................    900        43,875
Travelers Group, Inc................  2,933       184,962
Trygg-Hansa AB......................    300         5,992
United Assurance Group Plc..........    700         4,960
   conv. pfd........................  9,000           450
Zurich Versicherungsgesellschaft....     30        11,938
                                             ------------
                                                  514,859
                                             ------------
REAL ESTATE--0.2%
Daito Trust Construction Co.........  2,400        28,267
                                             ------------
OTHER--2.5%
American Express Co.................  2,000       149,000
Morgan Stanley, Dean Witter,
   Discover & Co....................  4,050       174,403
                                             ------------
                                                  323,403
                                             ------------
                                                1,500,346
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
HEALTH CARE--5.9%
BIOTECHNOLOGY--0.3%
Centocor, Inc. *....................  1,330  $     41,272
                                             ------------
DRUGS--4.2%
Astra AB, Series A..................    400         7,446
Daiichi Pharmaceutical Co...........  1,000        17,623
GelTex Pharmaceuticals, Inc. *......    800        16,000
Merck & Co., Inc. ..................    880        91,080
Merck KGaA..........................    250        11,030
Novartis AG.........................     18        28,775
Orion-Yhtymae OY Cl.B...............    350        13,265
Pfizer, Inc.........................    900       107,550
Sankyo Co. Ltd......................  1,000        33,589
Taisho Pharmaceutical Co............  1,000        26,959
Warner-Lambert Co...................  1,100       136,675
Yamanouchi Pharmaceutical...........  2,000        53,743
                                             ------------
                                                  543,735
                                             ------------
MEDICAL PRODUCTS--1.1%
Boston Scientific Corp. *...........  1,007        61,867
Kuraray Co. Ltd.....................  1,000         9,946
Medtronic, Inc......................    750        60,750
PT Tempo Scan Pacific...............  2,000         4,482
                                             ------------
                                                  137,045
                                             ------------
MEDICAL SERVICES--0.3%
Oxford Health Plans, Inc. *.........    600        43,069
                                             ------------
                                                  765,121
                                             ------------
MULTI INDUSTRY--2.8%
Barco Industries N.V................     65        13,170
Berjaya Sports Toto Bhd.............  3,000        14,144
BTR Plc.............................  2,000         6,845
Compagnie Generale des Eaux  .......    104        13,438
   warrants, expiring 5/02/01 *.....    104            62
Eaton Corp..........................    500        43,656
Granada Group Plc...................    900        11,840
Huhtamaki Group.....................    200         8,608
IMI LNV.............................  1,000         9,002
IMI Plc.............................  1,000         5,729
Orkla ASA...........................     80         5,905
Smith (Howard) Ltd..................    300         2,857
Swire Pacific Ltd. Cl.A.............  1,000         9,003
Tomkins Plc.........................  4,000        17,319
Tyco International Ltd..............    700        48,694
U.S. Industries, Inc. *.............  4,200       149,625
Valmet Corp.........................    300  $      5,188
                                             ------------
                                                  365,085
                                             ------------
TECHNOLOGY--12.6%
AEROSPACE & DEFENSE--0.7%
Boeing Co...........................    400        21,225
British Aerospace Plc...............    500        11,128
General Dynamics Corp...............    300        22,500
United Technologies Corp............    500        41,500
                                             ------------
                                                   96,353
                                             ------------
COMMUNICATIONS
   EQUIPMENT--0.9%
Nokia Corp. (ADR)...................  1,500       110,625
                                             ------------
COMPUTER HARDWARE--0.4%
COMPAQ Computer Corp. *.............    530        52,603
                                             ------------
COMPUTER PERIPHERALS--0.2%
Seagate Technology, Inc. *..........    600        21,113
                                             ------------
COMPUTER SOFTWARE &
   SERVICES--2.4%
First Data Corp.....................  1,020        44,816
Microsoft Corp. *...................    500        63,234
Netscape Communications Corp. *.....    600        19,219
Oracle Corp. *......................  1,762        88,706
Storage Technology Corp. *..........  1,170        52,065
Sun Microsystems, Inc. *............  1,300        48,384
                                             ------------
                                                  316,424
                                             ------------
NETWORK SOFTWARE--0.9%
Cisco Systems, Inc. *...............  1,650       110,808
                                             ------------
OFFICE EQUIPMENT &
   SERVICES--0.2%
Canon, Inc..........................  1,000        27,220
                                             ------------
SEMI-CONDUCTORS &
   RELATED--2.9%
Altera Corp. *......................  1,700        85,903
Applied Materials, Inc. *...........    700        49,547
Intel Corp..........................    600        84,956
Micron Technology, Inc..............  1,250        49,922
National Semiconductor Corp. *......  3,250        99,531
Nippon Chemical.....................  1,000         5,287
                                             ------------
                                                  375,146
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
TELECOMMUNICATIONS--3.7%
ADC Telecommunications, Inc. *......  1,300  $     43,469
Asia Satellite Telecom Ltd..........  6,000        18,393
British Telecommunications Plc......  2,000        14,854
Cable & Wireless Plc................  1,000         9,159
DDI Corp............................      2        14,762
DSC Communications Corp. *..........  1,800        40,106
Nextel Communications, Inc *........  1,000        18,906
Nokia AB OY Corp. pfd...............    100         7,470
Philippine Long Distance ORD........    150         4,862
SK Telecom Co. Ltd. (ADR)...........  2,060        20,729
Societa Italiana Per L'Eserreizio
   Delle Telecommunicazioni, P.A. *.  6,000        19,258
Telefonica de Espana................    700        20,238
Telekom Malaysia Bhd *..............  1,500         7,013
Teleport Communications Group,
   Inc. Cl.A *......................  2,700        91,969
Tellabs, Inc. *.....................    500        27,906
Videsh Sanchar Nigam Ltd. * (a).....    100         2,070
Vodafone Group Plc..................  2,000         9,759
WorldCom, Inc. *....................  3,300       105,497
                                             ------------
                                                  476,420
                                             ------------
OTHER--0.3%
Solectron Corp. *...................    600        42,000
                                             ------------
                                                1,628,712
                                             ------------
TRANSPORTATION--0.7%
RAILROADS--0.6%
Union Pacific Corp..................  1,100        77,550
                                             ------------
SHIPPING--0.1%
Bergesen DY ASA C1. A...............    450        10,652
                                             ------------
                                                   88,202
                                             ------------
UTILITIES--0.7%
ELECTRIC & GAS--0.7%
Anglian Water Plc...................  1,200        13,089
FPL Group, Inc......................    600        27,638
Hong Kong Electric Holdings Ltd.....  1,000         4,027
PowerGen Plc........................  1,000        11,890
Scottish Power Plc..................  2,500        16,237
Veba AG.............................    200        11,238
                                             ------------
                                                   84,119
                                             ------------
Total Common and Preferred Stocks
   (cost $6,854,050)................            8,499,952
                                             ------------

CORPORATE BONDS--5.1%
Auburn Hills Trust
   12.00%, 5/01/20..................$    50  $     74,222
Chase Manhattan Corp.
   6.25%, 1/15/06...................    100        94,403
Deutsche Bank Financial, Inc.
   6.70%, 12/13/06..................     75        73,303
Dime Capital Trust I
   9.33%, 5/06/27...................     75        78,337
Empresa Nacional de Electricidad, S.A.
   7.875%, 2/01/27..................     75        75,900
Russian Federation
   10.00%, 6/26/07..................     75        74,775
United Companies Financial Corp.
   8.375%, 7/01/05..................     80        79,618
Zurich Capital Trust I
   8.376%, 6/01/37..................    100       103,618
                                             ------------
Total Corporate Bonds
   (cost $655,312)..................              654,176
                                             ------------
U.S. GOVERNMENT AND
   AGENCY--14.2%
Federal Home Loan Bank
   7.00%, 9/01/11...................     79        78,663
Federal National Mortgage Association:
   6.00%, 4/01/11...................     92        89,195
   6.50%, 1/01/11...................     62        60,589
   7.00%, 12/01/11..................     48        47,821
   7.00%, 5/01/26...................     81        79,133
Government National Mortgage
   Association
   7.50%, 1/15/27...................    149       149,053
U.S. Treasury Bond
   6.625%, 2/15/27..................    120       117,413
U.S. Treasury Notes:
   6.125%, 8/31/98..................    100       100,250
   6.375%, 5/15/99..................    340       341,700
   6.50%, 5/31/02...................    315       316,279
   6.875%, 5/15/06..................    150       153,117
   7.875%, 4/15/98..................    300       304,875
                                             ------------
Total U.S. Government And
   Agency
   (cost $1,831,760)................            1,838,088
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S. $ VALUE
                                  ----------- ------------
SHORT-TERM INVESTMENTS--13.9%
U.S. GOVERNMENT AND
   AGENCY--13.9%
Federal Home Loan Bank
   5.30%, 7/01/97
   (amortized cost $1,800,000)......$ 1,800  $  1,800,000
                                             ------------
TOTAL INVESTMENTS--99.0%
   (cost $11,141,122)...............         $ 12,792,216
Other assets less liabilities--1.0%.              132,528
                                             ------------
NET ASSETS--100.0%..................         $ 12,924,744
                                             ============

-------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
AS A PERCENT OF TOTAL INVESTMENTS
Canada..............................      0.4%
Japan...............................      4.7
New Zealand and Australia...........      0.2
Scandinavia.........................      1.7
South America.......................      0.6
Southeast Asia......................      1.6
United Kingdom......................      2.7
United States**.....................     83.1
Other European Countries............      5.0
                                      -------
                                        100.0%
                                      =======

**   Includes Short-Term Investments of 13.9%.

-------------------------------------------------------------------------------

*    Non-income producing security.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1997, the market value of the security amounted to $2,070 or 0.0% of net assets.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON STOCKS--80.4%
BUSINESS SERVICES--0.6%
Equifax, Inc........................  8,000  $    297,500
                                             ------------
COMMUNICATIONS EQUIPMENT--8.4%
Ericsson (L.M.) Telephone Co.
   (ADR) Cl.B....................... 23,900       941,809
Motorola, Inc....................... 10,400       790,400
Nokia Corp. (ADR)...................  6,500       479,375
PairGain Technologies, Inc. *....... 16,000       248,500
Scientific-Atlanta, Inc............. 12,400       271,250
Tellabs, Inc. *..................... 24,000     1,339,500

                                                4,070,834
                                             ------------

COMPUTER HARDWARE--10.6%
COMPAQ Computer Corp. *............. 22,800     2,262,900
Dell Computer Corp. *............... 22,425     2,632,835
Sun Microsystems, Inc. *............  7,000       260,531
                                             ------------
                                                5,156,266
                                             ------------
COMPUTER SOFTWARE &
   SERVICES--20.1%
Computer Sciences Corp. *........... 11,900       858,287
DST Systems, Inc. *................. 13,100       436,394
First Data Corp..................... 27,600     1,212,675
Fiserv, Inc. *......................  5,400       241,650
Gartner Group, Inc. Cl.A *.......... 20,000       718,125
HBO & Co............................ 12,500       860,937
I2 Technologies, Inc. *.............  4,000       123,250
IONA Technologies Plc (ADR) *.......  8,700       171,825
Microsoft Corp. *...................  8,900     1,125,572
Netscape Communications Corp. *..... 15,500       496,484
New Era of Networks, Inc. *.........  3,700        62,437
Object Design, Inc. *............... 12,700       108,744
Oracle Corp. *...................... 35,150     1,769,583
Pegasystems, Inc. *................. 10,000       313,750
PeopleSoft, Inc. *..................  6,000       316,125
Rational Software Corp. *........... 15,800       265,144
Renaissance Solutions, Inc. *.......  6,900       253,575
Spectrum Holobyte, Inc. *...........    400         1,938
SunGard Data Systems, Inc. *........  9,000       418,500
                                             ------------
                                                9,754,995
                                             ------------

NETWORK SOFTWARE--12.7%
3Com Corp. *........................  8,500  $    382,234
Ascend Communications, Inc. *....... 21,000       824,906
Bay Networks, Inc. *................ 38,300     1,017,344
Cabletron Systems, Inc. *........... 16,000       453,000
Cascade Communications Corp. *......  7,400       204,194
Cisco Systems, Inc. *............... 32,700     2,196,009
Fore Systems, Inc. *................ 27,100       368,391
Newbridge Networks Corp. *.......... 16,700       726,450
                                             ------------
                                                6,172,528
                                             ------------

SEMI-CONDUCTORS &
   RELATED--21.0%
Altera Corp. *...................... 31,300     1,581,628
Applied Materials, Inc. *........... 20,400     1,443,937
Atmel Corp. *....................... 21,000       589,313
CFM Technologies, Inc. *............ 11,800       385,713
Intel Corp. ........................ 10,680     1,512,221
Lam Research Corp. *................  9,200       341,263
LSI Logic Corp. *................... 18,500       592,000
Microchip Technology, Inc. *........ 16,950       503,733
National Semiconductor Corp. *...... 26,000       796,250
Silicon Valley Group, Inc. *........ 22,800       599,925
Teradyne, Inc. *.................... 17,200       675,100
Texas Instruments, Inc..............  7,400       622,062
VLSI Technology, Inc. *............. 24,800       585,125
                                             ------------
                                               10,228,270
                                             ------------
TELECOMMUNICATIONS--0.8%
WorldCom, Inc. *.................... 12,400       396,413
                                             ------------
OTHER--6.2%
Ingram Micro, Inc. Cl.A *........... 24,000       579,000
Sanmina Corp. *..................... 21,700     1,358,963
Solectron Corp. *................... 15,600     1,092,000
                                             ------------
                                                3,029,963
                                             ------------
Total Common Stocks
   (cost $32,306,259)...............           39,106,769
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S. $ VALUE
                                  ----------- ------------
SHORT-TERM INVESTMENTS--19.4%
COMMERCIAL PAPER--19.4%
American Express Credit Corp.
   5.55%, 7/07/97...................$ 2,400  $  2,397,780
Ford Motor Credit Co.
   5.52%, 7/03/97...................  2,400     2,399,264
Merrill Lynch & Co., Inc.
   5.58%, 7/08/97...................  2,220     2,217,591
Prudential Funding
   5.48%, 7/01/97  .................  2,400     2,400,000
                                             ------------
Total Short-Term Investments
   (amortized cost $9,414,635)......            9,414,635
                                             ------------

TOTAL INVESTMENTS--99.8%
   (cost $41,720,894)...............         $ 48,521,404
Other assets less liabilities--0.2%.              102,718
                                             ------------
NET ASSETS--100.0%..................         $ 48,624,122
                                             ============

-------------------------------------------------------------------------------

*    Non-income producing security.
     See Glossary of Terms on page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--86.3%
BASIC INDUSTRIES--8.5%
CHEMICALS--2.6%
Crompton & Knowles Corp............. 21,500  $    478,375
Cytec Industries, Inc. *............  6,500       242,937
International Specialty
   Products, Inc. *.................  9,100       127,969
                                             ------------
                                                  849,281
                                             ------------
CONTAINERS--1.4%
Silgan Holdings, Inc. *............. 12,300       475,856
                                             ------------
METALS & MINING--3.8%
Bethlehem Steel Corp. *............. 59,400       619,988
Century Aluminum Co. ............... 12,100       176,206
Pegasus Gold, Inc. *................ 12,600        77,175
Steel Dynamics, Inc. *.............. 16,000       403,000
                                             ------------
                                                1,276,369
                                             ------------
PAPER & FOREST
   PRODUCTS--0.7%
Buckeye Cellulose Corp. *...........  6,300       212,625
                                             ------------
                                                2,814,131
                                             ------------
CAPITAL GOODS--3.6%
ENGINEERING &
   CONSTRUCTION--1.0%
Watsco, Inc......................... 13,600       340,000
                                             ------------
POLLUTION CONTROL--2.6%
American Disposal Services, Inc. *..  9,900       223,988
Superior Services, Inc. *........... 13,700       322,806
United Waste Systems, Inc. *........  7,900       323,406
                                             ------------
                                                  870,200
                                             ------------
                                                1,210,200
                                             ------------
CONSUMER
   MANUFACTURING--8.6%
AUTO & RELATED--2.6%
Keystone Automotive Industries,
   Inc *............................  9,300       159,844
Miller Industries, Inc. *........... 25,750       412,000
Monaco Coach Corp. *................ 12,500       300,000
                                             ------------
                                                  871,844
                                             ------------
BUILDING & RELATED--0.9%
Hughes Supply, Inc..................  7,100       284,000
                                             ------------
TEXTILE PRODUCTS--4.7%
Furniture Brands International,
   Inc. *........................... 14,600       282,875
Mohawk Industries, Inc.  *.......... 46,300  $  1,047,537
Polymer Group, Inc. *............... 14,700       237,038
                                             ------------
                                                1,567,450
                                             ------------
OTHER--0.4%
Synetic, Inc. *.....................  4,000       147,500
                                             ------------
                                                2,870,794
                                             ------------
CONSUMER SERVICES--22.3%
AIRLINES--3.0%
Alaska Air Group, Inc. *............ 14,500       371,562
America West Holding Corp. Cl.B *...  3,300        47,850
Continental Airlines, Inc. Cl.B *... 16,500       576,469
                                             ------------
                                                  995,881
                                             ------------
APPAREL--4.5%
Nautica Enterprises, Inc. *......... 22,700       600,841
Stride Rite Corp.................... 27,400       352,775
Timberland Co. Cl.A *...............  1,500        96,750
Tommy Hilfiger Corp. *.............. 11,100       446,081
                                             ------------
                                                1,496,447
                                             ------------
BROADCASTING &
   CABLE--3.5%
Evergreen Media Corp. *............. 13,700       610,506
Jacor Communications, Inc. Cl.A *...  9,000       345,094
Sinclair Broadcast Group, Inc.
   Cl.A * ..........................  6,400       196,800
                                             ------------
                                                1,152,400
                                             ------------
ENTERTAINMENT &
   LEISURE--0.9%
Florida Panthers Holdings,
   Inc. Cl.A *...................... 12,100       291,912
                                             ------------
RESTAURANTS &
   LODGING--2.2%
Doubletree Corp. *..................  1,800        73,969
Extended Stay America, Inc. *....... 11,235       167,472
Interstate Hotels Co. *.............  7,750       228,140
Suburban Lodges of America, Inc. *.. 13,100       272,644
                                             ------------
                                                  742,225
                                             ------------
RETAILING--6.3%
Abercrombie & Fitch Co. Cl.A *...... 13,400       247,900
Circuit City Stores, Inc.-Car
   Max Group *...................... 22,900       327,756
Cross-Continent Auto Retailers,
   Inc. *........................... 23,300       246,106
Industrie Natuzzi S.p.A. (ADR)...... 22,700       581,688
Nine West Group, Inc. *............. 14,200       542,263
Petco Animal Supplies, Inc. *.......  5,300       158,834
                                             ------------
                                                2,104,547
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
OTHER--1.9%
Equity Corp. International *........ 10,000  $    241,875
Strayer Education, Inc..............  2,000        77,500
TeleTech Holdings, Inc. *...........  3,400        89,144
Wackenhut Corrections Corp. *.......  8,100       235,912
                                             ------------
                                                  644,431
                                             ------------
                                                7,427,843
                                             ------------
ENERGY--9.6%
OIL & GAS SERVICES--7.9%
Costilla Energy, Inc. *............. 11,800       150,081
KCS Energy, Inc.....................  9,400       191,525
Noble Drilling Corp. *.............. 12,100       273,006
Parker Drilling Co. *............... 81,100       902,238
Rowan Cos., Inc. *.................. 23,500       662,406
Southern Union Co................... 19,900       455,213
                                             ------------
                                                2,634,469
                                             ------------
PIPELINES--1.7%
Valero Energy Corp.................. 15,700       569,125
                                             ------------
                                                3,203,594
                                             ------------
FINANCE--3.2%
BANKING & CREDIT--0.0%
Firstfed America Bancorp, Inc. *....    800        14,200
                                             ------------
INSURANCE--0.1%
ReliaStar Financial Corp............    400        29,250
                                             ------------
REAL ESTATE--2.0%
Chelsea GCA Realty, Inc.............  4,900       186,200
Mills Corp..........................  4,000       110,750
Taubman Centers, Inc................ 29,000       384,250
                                             ------------
                                                  681,200
                                             ------------
OTHER--1.1%
International Alliance Services,
   Inc. *........................... 28,900       326,028
   warrants, expiring 1/1/49 *......  9,700        27,587
                                             ------------
                                                  353,615
                                             ------------
                                                1,078,265
                                             ------------
HEALTH CARE--6.3%
BIOTECHNOLOGY--1.5%
Centocor, Inc. *.................... 16,100       499,603
                                             ------------
DRUGS--2.9%
GelTex Pharmaceuticals, Inc. *...... 28,910       578,200
MedImmune, Inc. *................... 21,100       395,625
                                             ------------
                                                  973,825
                                             ------------

MEDICAL SERVICES--1.9%
Mid Atlantic Medical Services,
   Inc. *........................... 21,900  $    340,819
National Surgery Centers, Inc. *....  8,200       290,075
                                             ------------
                                                  630,894
                                             ------------
                                                2,104,322
                                             ------------
TECHNOLOGY--15.3%
AEROSPACE & DEFENSE--0.9%
Doncasters Plc (ADR) *.............. 12,500       289,063
                                             ------------
COMMUNICATIONS
   EQUIPMENT--1.6%
Millicom International Cellular,
   S.A. *........................... 10,800       519,750
TCSI Corp. *........................    800         4,150
                                             ------------
                                                  523,900
                                             ------------
COMPUTER HARDWARE--1.1%
Hadco Corp. *.......................  5,800       378,450
                                             ------------
COMPUTER PERIPHERALS--1.1%
Read-Rite Corp. *................... 17,400       362,681
                                             ------------
COMPUTER SOFTWARE &
   SERVICES--5.5%
Cognos, Inc. *...................... 15,500       483,406
Comverse Technology, Inc. *.........  9,700       506,219
DBT Online, Inc. *..................  6,100       326,350
Rational Software Corp. *........... 19,700       330,591
Renaissance Solutions, Inc. *.......  4,900       180,075
                                             ------------
                                                1,826,641
                                             ------------
ELECTRONICS--2.7%
BMC Industries, Inc.................  5,200       178,100
Harman International Industries,
   Inc. ............................  9,100       383,337
PMC-Sierra, Inc. *.................. 12,900       337,819
                                             ------------
                                                  899,256
                                             ------------
NETWORK SOFTWARE--0.7%
Fore Systems, Inc. *................ 17,900       243,328
                                             ------------
SEMI-CONDUCTORS &
   RELATED--0.5%
CFM Technologies, Inc. *............  5,700       186,319
                                             ------------
TELECOMMUNICATIONS--1.2%
Telephone and Data Systems, Inc..... 10,700       405,931
                                             ------------
                                                5,115,569
                                             ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
TRANSPORTATION--8.9%
RAILROADS--3.2%
Consolidated Freightways Corp. *.... 52,800  $    866,250
Genesee & Wyoming, Inc. Cl.A *......  7,200       194,400
                                             ------------
                                                1,060,650
                                             ------------
SHIPPING--4.3%
Knightsbridge Tankers, Ltd.......... 21,000       531,562
OMI Corp. *......................... 93,200       891,225
                                             ------------
                                                1,422,787
                                             ------------
TRUCKING--1.4%
Roadway Express, Inc................ 16,600       383,875
Xtra Corp...........................  2,000        87,875
                                             ------------
                                                  471,750
                                             ------------
                                                2,955,187
                                             ------------
Total Common Stocks and
   Other Investments
   (cost $26,522,817)...............           28,779,905
                                             ------------

				   PRINCIPAL
				    AMOUNT
                                     (000)   U.S. $ VALUE
                                   --------- -------------
SHORT-TERM INVESTMENTS--12.3%
U.S. GOVERNMENT AND
   AGENCY--12.3%
Federal Home Loan Bank:
   5.20%, 7/01/97...................$ 2,100  $  2,100,000
   5.30%, 7/01/97...................  2,000     2,000,000
                                             ------------
Total Short-Term Investments
   (amortized cost $4,100,000)......            4,100,000
                                             ------------
TOTAL INVESTMENTS--98.6%
   (cost $30,622,817)...............           32,879,905
Other assets less liabilities--1.4%..             479,784
                                             ------------
NET ASSETS--100.0%...................        $ 33,359,689
                                             ============
-------------------------------------------------------------------------------

*    Non-income producing security.
     See Glossary of Terms on Page B-47.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                    SHARES   U.S. $ VALUE
                                    ------   ------------
COMMON STOCKS--96.8%
REAL ESTATE
   INVESTMENT TRUSTS--94.6%
APARTMENTS--12.5%
Ambassador Apartments, Inc..........  5,600  $    139,300
Avalon Properties, Inc..............  3,900       111,637
Bay Apartment Communities, Inc......  4,300       159,100
Essex Property Trust, Inc...........  5,600       179,900
                                             ------------
                                                  589,937
                                             ------------
HOTELS & RESTAURANTS--15.6%
American General Hospitality Corp...  5,400       133,650
FelCor Suite Hotels, Inc............  1,000        37,250
Innkeepers USA Trust................ 10,000       150,000
Patriot American Hospitality, Inc...  7,500       191,250
Starwood Lodging Trust..............  5,300       226,244
                                             ------------
                                                  738,394
                                             ------------
OFFICE PROPERTIES--29.3%
Alexandria Real Estate Equities,
   Inc. ............................  4,000        87,750
Arden Realty Group, Inc.............  5,200       135,200
Beacon Properties Corp..............  5,300       176,888
Brandywine Realty Trust.............  7,100       143,775
Crescent Operating, Inc. *..........    750         9,750
Crescent Real Estate Equities Co....  7,500       238,125
Duke Realty Investments, Inc........  3,200       129,600
Highwoods Properties, Inc...........  4,200       134,400
Reckson Associates Realty Corp......  7,100       163,300
Spieker Properties, Inc.............  4,700       165,381
                                             ------------
                                                1,384,169
                                             ------------
REGIONAL MALLS--6.9%
JP Realty, Inc......................  4,600       124,775
Macerich Co.........................  4,300       119,325
Mills Corp..........................  3,000        83,063
                                             ------------
                                                  327,163
                                             ------------
SHOPPING CENTERS--9.2%
Developers Diversified Realty Corp..  3,300       132,000
Excel Realty Trust, Inc.............  7,400       195,175

                                  PRINCIPAL
                                    AMOUNT
                                    (000)    U.S. $ VALUE
                                  ---------  ------------
IRT Property Co.....................  9,300  $    109,275
                                             ------------
                                                  436,450
                                             ------------
STORAGE--6.7%
Public Storage, Inc.................  4,800       140,400
Storage USA, Inc....................  4,600       175,950
                                             ------------
                                                  316,350
                                             ------------
WAREHOUSE &
   INDUSTRIAL--6.6%
Meridian Industrial Trust, Inc......  5,500       129,250
Security Capital Industrial Trust...  8,600       184,900
                                             ------------
                                                  314,150
                                             ------------
DIVERSIFIED--7.8%
Glenborough Realty Trust, Inc.......  9,000       227,250
Golf Trust of America, Inc..........  1,400        38,937
Pacific Gulf Properties, Inc........  4,700       103,400
                                             ------------
                                                  369,587
                                             ------------
                                                4,476,200
                                             ------------
REAL ESTATE DEVELOPMENT &
   MANAGEMENT--2.2%
Rouse Co............................  3,600       106,200
                                             ------------

Total Common Stocks
   (cost $4,380,419)................            4,582,400
                                             ------------

SHORT-TERM INVESTMENTS--4.5%
TIME DEPOSIT--4.5%
State Street Bank and Trust Co.
   5.25%, 7/01/97
   (amortized cost $211,000)........$   211       211,000
                                             ------------
TOTAL INVESTMENTS--101.3%
   (cost $4,591,419)................            4,793,400
Other assets less liabilities--(1.3%)             (60,268)
                                             ------------
NET ASSETS--100.0%..................         $  4,733,132
                                             ============

-------------------------------------------------------------------------------

*    Non-income producing security.
     See Notes to Financial Statements.

GLOSSARY OF TERMS

ADR     - American Depository Receipts
FRN     - Floating Rate Note
FLIRB   - Front Load Interest Reduction Bond
GDR     - Global Depository Receipts
GDS     - Global Depository Shares
IRB     - Interest Reduction Bond
pfd.    - Preferred Stock

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                   PREMIER       GLOBAL       GROWTH AND    SHORT-TERM
                                                                   GROWTH         BOND          INCOME     MULTI-MARKET
                                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                ------------   -----------   -----------   -----------
ASSETS
   Investments in securities, at value (cost $223,840,838,
     $18,954,027, $161,757,911 and $7,048,578,
     respectively)........................................      $274,766,464   $18,823,985  $187,030,261   $ 6,924,294
   Cash...................................................               672           806           814        38,457
   Dividends receivable...................................           305,059           -0-       335,854           -0-
   Receivable for investment securities sold..............           214,665           -0-           -0-           -0-
   Interest receivable....................................               223       450,841            84       108,691
   Unrealized appreciation of forward exchange
     currency contracts...................................               -0-        16,949           -0-        46,101
   Receivable from investment adviser.....................               -0-           -0-           -0-           347
                                                                ------------   -----------   -----------   -----------
   Total assets...........................................       275,287,083    19,292,581   187,367,013     7,117,890
                                                                ------------   -----------   -----------   -----------
LIABILITIES
   Payable for investment securities purchased............         5,084,380           -0-     2,266,663           -0-
   Investment advisory fee payable........................           183,017         8,403        92,674           -0-
   Accrued expenses.......................................            57,522        17,841        71,063        17,373
                                                                ------------   -----------   -----------   -----------
   Total liabilities......................................         5,324,919        26,244     2,430,400        17,373
                                                                ------------   -----------   -----------   -----------
NET ASSETS................................................      $269,962,164   $19,266,337  $184,936,613   $ 7,100,517
                                                                ============   ===========   ============  ===========
COMPOSITION OF NET ASSETS
   Capital stock, at par..................................      $     14,391   $     1,774   $    10,447   $       690
   Additional paid-in capital.............................       220,035,844    19,378,494   151,040,058     8,071,654
   Undistributed net investment income....................           338,023       415,142       981,454       132,444
   Accumulated net realized gain (loss) on investments,
     options and foreign currency transactions............        (1,351,720)     (419,086)    7,632,273    (1,023,064)
   Net unrealized appreciation (depreciation)
     of investments and foreign currency
     denominated assets and liabilities...................        50,925,626      (109,987)   25,272,381       (81,207)
                                                                ------------   -----------   -----------   -----------
                                                                $269,962,164   $19,266,337  $184,936,613   $ 7,100,517
                                                                ============   ===========   ============  ===========
   Shares of capital stock outstanding....................        14,390,859     1,773,857    10,446,707       689,834
                                                                ============   ===========   ===========   ===========
   Net asset value per share..............................          $  18.76       $ 10.86       $ 17.70       $ 10.29
                                                                    ========       =======       =======       =======

-----------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                                              U.S. GOVERNMENT/
                                                                 HIGH GRADE       TOTAL                        MONEY
                                                                 SECURITIES      RETURN      INTERNATIONAL    MARKET
                                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                ------------   -----------   -----------   -----------
ASSETS
   Investments in securities, at value (cost $30,430,091,
     $30,166,310, $53,862,631 and $73,238,751,
     respectively)........................................      $ 30,424,349   $33,212,862   $59,842,011   $73,238,751
   Cash, at value (cost $610, $818, $848,179
     and $-0-, respectively)..............................               610           818       848,127           -0-
   Interest receivable....................................           430,762       189,959         1,270           -0-
   Deferred organization expenses.........................             1,060         2,410         2,465         2,493
   Dividends receivable...................................               -0-        37,240       214,500           -0-
   Unrealized appreciation of forward exchange
     currency contracts...................................               -0-           -0-        33,754           -0-
                                                                ------------   -----------   -----------   -----------
   Total assets...........................................        30,856,781    33,443,289    60,942,127    73,241,244
                                                                ------------   -----------   -----------   -----------
LIABILITIES
   Investment advisory fee payable........................            15,083        16,723        24,306        28,138
   Payable for investment securities purchased............               -0-       131,670       992,169           -0-
   Dividends payable......................................               -0-           -0-           -0-       287,038
   Due to custodian.......................................               -0-           -0-           -0-        77,513
   Accrued expenses.......................................            11,028        24,840        66,114        29,011
                                                                ------------   -----------   -----------   -----------
   Total liabilities......................................            26,111       173,233     1,082,589       421,700
                                                                ------------   -----------   -----------   -----------
NET ASSETS................................................      $ 30,830,670   $33,270,056   $59,859,538   $72,819,544
                                                                ============   ===========   ===========   ===========
COMPOSITION OF NET ASSETS
   Capital stock, at par..................................      $      2,729   $     2,169   $     3,730   $    72,820
   Additional paid-in capital.............................        29,887,625    28,721,467    53,097,360    72,746,287
   Undistributed net investment income....................           873,676       363,203       321,986         1,046
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions....................            72,382     1,136,665       422,581          (609)
   Net unrealized appreciation (depreciation) of investments
     and foreign currency denominated assets and liabilities          (5,742)    3,046,552     6,013,881           -0-
                                                                ------------   -----------   -----------   -----------
                                                                $ 30,830,670   $33,270,056   $59,859,538   $72,819,544
                                                                ============   ===========   ===========   ===========
   Shares of capital stock outstanding....................         2,728,984     2,168,878     3,729,983    72,819,910
                                                                ============   ===========   ===========   ===========
   Net asset value per share..............................          $  11.30       $ 15.34       $ 16.05       $  1.00
                                                                    ========       =======       =======       =======

-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     B-49

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                                                             NORTH AMERICAN
                                                                GLOBAL DOLLAR  GOVERNMENT       UTILITY
                                                                 GOVERNMENT      INCOME         INCOME        GROWTH
                                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                ------------   -----------   -----------   -----------
ASSETS
   Investments in securities, at value (cost $11,600,673,
     $22,728,796, $14,475,225 and $143,946,871,
     respectively)........................................      $ 12,537,243   $24,131,131   $16,249,530  $181,644,175
   Cash...................................................               147     1,073,375       102,752       336,320
   Receivable for investment securities sold..............           726,000        50,951           -0-       440,049
   Interest receivable....................................           233,083       169,824         6,971        56,651
   Deferred organization expenses.........................             6,134         7,918         5,679         4,410
   Unrealized appreciation of forward exchange
     currency contracts...................................               -0-         1,494           -0-           -0-
   Dividends receivable...................................               -0-           -0-        43,902        99,076
                                                                ------------   -----------   -----------   -----------
   Total assets...........................................        13,502,607    25,434,693    16,408,834   182,580,681
                                                                ------------   -----------   -----------   -----------
LIABILITIES
   Payable for investment securities purchased............           599,750           -0-           -0-           -0-
   Investment advisory fee payable........................             4,140        12,127         6,959       109,019
   Accrued expenses.......................................            10,692        12,354        16,564        79,580
                                                                ------------   -----------   -----------   -----------
   Total liabilities......................................           614,582        24,481        23,523       188,599
                                                                ------------   -----------   -----------   -----------
NET ASSETS................................................      $ 12,888,025   $25,410,212   $16,385,311  $182,392,082
                                                                ============   ===========   ===========  ============
COMPOSITION OF NET ASSETS
   Capital stock, at par..................................      $        898   $     2,030   $     1,245   $     9,580
   Additional paid-in capital.............................        11,415,052    23,081,455    14,499,346   145,644,051
   Undistributed net investment income....................           371,703       880,389       240,995       139,412
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions....................           163,802        42,490      (130,580)   (1,098,265)
   Net unrealized appreciation of investments and
     foreign currency denominated assets and liabilities..           936,570     1,403,848     1,774,305    37,697,304
                                                                ------------   -----------   -----------   -----------
                                                                $ 12,888,025   $25,410,212   $16,385,311  $182,392,082
                                                                ============   ===========   ===========  ============
   Shares of capital stock outstanding....................           898,406     2,029,675     1,245,409     9,580,112
                                                                ============   ===========   ===========   ===========
   Net asset value per share..............................          $  14.35       $ 12.52       $ 13.16       $ 19.04
                                                                    ========       =======       =======       =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

                                                                  WORLDWIDE           CONSERVATIVE            GROWTH
                                                                PRIVATIZATION           INVESTORS            INVESTORS
                                                                  PORTFOLIO             PORTFOLIO            PORTFOLIO
                                                                ------------         ------------          -----------
ASSETS
   Investments in securities, at value (cost $29,397,225,
     $23,687,418 and $11,141,122, respectively)...........      $ 32,533,084         $ 25,275,551          $12,792,217
   Cash, at value (cost $499,684, $64,760 and $53,624,
     respectively)........................................           496,956               64,760               53,624
   Receivable for investment securities sold..............           467,263               23,130              122,713
   Dividends receivable...................................           183,023               13,125               13,708
   Deferred organization expenses.........................             4,454                4,646                4,646
   Interest receivable....................................               327              160,953               27,405
                                                                ------------         ------------          -----------
   Total assets...........................................        33,685,107           25,542,165           13,014,313
                                                                ------------         ------------          -----------
LIABILITIES
   Payable for investment securities purchased............            84,807                3,781               82,509
   Investment advisory fee payable........................            12,732               10,788                2,854
   Accrued expenses.......................................            20,335               19,462                4,206
                                                                ------------         ------------          -----------
   Total liabilities......................................           117,874               34,031               89,569
                                                                ------------         ------------          -----------
NET ASSETS................................................      $ 33,567,233         $ 25,508,134          $12,924,744
                                                                ============         ============          ===========
COMPOSITION OF NET ASSETS
   Capital stock, at par..................................      $      2,299         $      2,055          $       955
   Additional paid-in capital.............................        28,828,272           23,568,756           11,134,098
   Undistributed net investment income....................           353,492              458,865              100,679
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions....................         1,251,624             (109,806)              37,774
   Net unrealized appreciation of investments and
     foreign currency denominated assets and liabilities..         3,131,546            1,588,264            1,651,238
                                                                ------------         ------------          -----------
                                                                $ 33,567,233         $ 25,508,134          $12,924,744
                                                                ============         ============          ===========
   Shares of capital stock outstanding....................         2,299,194            2,055,144              954,809
                                                                ============         ============          ===========
   Net asset value per share..............................          $  14.60              $ 12.41              $ 13.54
                                                                    ========              =======              =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                                            REAL ESTATE
                                                                 TECHNOLOGY              QUASAR             INVESTMENT
                                                                  PORTFOLIO             PORTFOLIO            PORTFOLIO
                                                                  ---------             ---------            ---------

ASSETS
   Investments in securities, at value (cost $41,720,894,
     $30,622,817 and $4,591,419, respectively)............      $ 48,521,404         $ 32,879,905          $ 4,793,400
   Cash...................................................           182,025              235,568                  656
   Receivable for investment securities sold..............           207,181              990,458                  -0-
   Deferred organization expenses.........................            15,344               21,397               18,106
   Dividends receivable...................................             3,308               11,767               21,127
   Receivable from investment adviser.....................               -0-                  -0-                2,557
   Interest receivable....................................               -0-                  -0-                   31
                                                                ------------         ------------          -----------
   Total assets...........................................        48,929,262           34,139,095            4,835,877
                                                                ------------         ------------          -----------
LIABILITIES
   Payable for investment securities purchased............           249,834              739,888               73,335
   Investment advisory fee payable........................            29,625               15,429                  -0-
   Accrued expenses.......................................            25,681               24,089               29,410
                                                                ------------         ------------          -----------
   Total liabilities......................................           305,140              779,406              102,745
                                                                ------------         ------------          -----------
NET ASSETS................................................      $ 48,624,122         $ 33,359,689          $ 4,733,132
                                                                ============         ============          ===========
COMPOSITION OF NET ASSETS
   Capital stock, at par..................................      $      4,205         $      2,882          $       444
   Additional paid-in capital.............................        44,305,109           30,962,830            4,475,511
   Undistributed net investment income....................           109,512               16,130               58,489
   Accumulated net realized gain (loss) on
     investment transactions..............................        (2,595,214)             120,759               (3,293)
   Net unrealized appreciation of investments.............         6,800,510            2,257,088              201,981
                                                                ------------         ------------          -----------
                                                                $ 48,624,122         $ 33,359,689          $ 4,733,132
                                                                ============         ============          ===========
   Shares of capital stock outstanding....................         4,204,793            2,882,120              444,274
                                                                ============         ============          ===========
   Net asset value per share..............................          $  11.56              $ 11.57              $ 10.65
                                                                    ========              =======              =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------


                                                                   PREMIER       GLOBAL       GROWTH AND    SHORT-TERM
                                                                   GROWTH         BOND          INCOME     MULTI-MARKET
                                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                  ---------     ---------      ---------     ---------

INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $12,354, $-0-,
     $6,969 and $-0-, respectively).......................      $    941,385   $       -0-   $ 1,350,730   $       -0-
   Interest...............................................           264,610       525,267       197,066       233,014
                                                                ------------   -----------   -----------   -----------
   Total investment income................................         1,205,995       525,267     1,547,796       233,014
                                                                ------------   -----------   -----------   -----------
EXPENSES
   Investment advisory fee................................           912,330        57,991       477,820        20,015
   Audit and legal........................................            33,918         3,479        35,641         1,442
   Custodian..............................................            32,623        32,151        33,934        32,467
   Printing...............................................            11,369         1,074        12,629           345
   Amortization of organization expenses..................             2,726           -0-           -0-           -0-
   Directors fees.........................................               733           732           733           732
   Transfer agency........................................               551           508           453           508
   Miscellaneous..........................................             3,532           973         2,134           742
                                                                ------------   -----------   -----------   -----------
   Total expenses.........................................           997,782        96,908       563,344        56,251
   Less: expense reimbursement............................          (131,068)      (12,151)          -0-       (21,679)
                                                                ------------   -----------   -----------   -----------
   Net expenses...........................................           866,714        84,757       563,344        34,572
                                                                ------------   -----------   -----------   -----------
   Net investment income..................................           339,281       440,510       984,452       198,442
                                                                ------------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions....          (404,323)      167,519     7,633,232       (23,419)
   Net realized gain (loss) on foreign currency transactions             -0-      (565,881)          -0-        98,289
   Net change in unrealized appreciation (depreciation)
     of investments.......................................        33,482,134      (307,610)   12,541,036      (125,803)
   Net change in unrealized appreciation (depreciation) of
     foreign currency denominated assets and liabilities..               -0-         1,396            40       (12,974)
                                                                ------------   -----------   -----------   -----------
   Net gain (loss) on investments.........................        33,077,811      (704,576)   20,174,308       (63,907)
                                                                ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....      $ 33,417,092   $  (264,066)  $21,158,760   $   134,535
                                                                ============   ===========   ===========   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------


                                                              U.S. GOVERNMENT/
                                                                 HIGH GRADE       TOTAL                        MONEY
                                                                 SECURITIES      RETURN      INTERNATIONAL    MARKET
                                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                  ---------     ---------      ---------     ---------

INVESTMENT INCOME
   Interest...............................................      $  1,032,386   $   335,061   $    90,503   $ 1,821,326
   Dividends (net of foreign tax withheld of $-0-, $831,
     $81,152 and $-0-, respectively)......................             1,181       162,465       526,388           -0-
                                                                ------------   -----------   -----------   -----------
   Total investment income................................         1,033,567       497,526       616,891     1,821,326
                                                                ------------   -----------   -----------   -----------
EXPENSES
   Investment advisory fee................................            90,051        90,030       245,688       163,230
   Custodian..............................................            18,296        32,634       105,484        23,610
   Audit and legal........................................             6,161         5,705        10,080        15,815
   Amortization of organization expenses..................             2,404         2,416         2,476         2,476
   Printing...............................................             2,027         1,826         3,361         5,050
   Directors fees.........................................               733           732           732           717
   Transfer agency........................................               508           507           507           516
   Miscellaneous..........................................             1,211         1,080         1,687         1,073
                                                                ------------   -----------   -----------   -----------
   Total expenses.........................................           121,391       134,930       370,015       212,487
   Less: expense reimbursement............................               -0-          (390)     (136,611)          -0-
                                                                ------------   -----------   -----------   -----------
   Net expenses...........................................           121,391       134,540       233,404       212,487
                                                                ------------   -----------   -----------   -----------
   Net investment income..................................           912,176       362,986       383,487     1,608,839
                                                                ------------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions....            54,649     1,136,341       472,486          (266)
   Net realized gain on foreign currency transactions.....            17,596           -0-         9,984           -0-
   Net change in unrealized appreciation (depreciation)
     of investments.......................................           (96,187)    1,292,049     4,554,397           -0-
   Net change in unrealized appreciation (depreciation) of
     foreign currency denominated assets and liabilities..           (12,381)          -0-        35,249           -0-
                                                                ------------   -----------   -----------   -----------
   Net gain (loss) on investments.........................           (36,323)    2,428,390     5,072,116          (266)
                                                                ------------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS................      $    875,853   $ 2,791,376   $ 5,455,603   $ 1,608,573
                                                                ============   ===========   ===========   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------



                                                                                NORTH AMERICAN
                                                                GLOBAL DOLLAR     GOVERNMENT       UTILITY
                                                                 GOVERNMENT         INCOME         INCOME        GROWTH
                                                                  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                  ---------        ---------      ---------     ---------

INVESTMENT INCOME
   Interest...............................................      $    427,889      $ 1,006,324   $    39,409   $   209,738
   Dividends (net of foreign tax withheld of $-0-, $-0-,
     $1,533 and $3,466, respectively).....................             1,336              -0-       274,478       600,865
                                                                ------------      -----------   -----------   -----------
   Total investment income................................           429,225        1,006,324       313,887       810,603
                                                                ------------      -----------   -----------   -----------
EXPENSES
   Investment advisory fee................................            39,890           68,399        57,149       581,216
   Custodian..............................................            26,764           30,832        22,262        34,623
   Audit and legal........................................             2,179            4,344         3,340        34,082
   Amortization of organization expenses..................             1,658            2,140         1,517           992
   Directors fees.........................................               732              731           733           733
   Printing...............................................               567            1,287         2,750        13,468
   Transfer agency........................................               508              507           495           540
   Miscellaneous..........................................               753              917           906         2,182
                                                                ------------      -----------   -----------   -----------
   Total expenses.........................................            73,051          109,157        89,152       667,836
   Less: expense reimbursement............................           (22,523)          (9,190)      (16,764)          -0-
                                                                ------------      -----------   -----------   -----------
   Net expenses...........................................            50,528           99,967        72,388       667,836
                                                                ------------      -----------   -----------   -----------
   Net investment income..................................           378,697          906,357       241,499       142,767
                                                                ------------      -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions....           164,768           46,815       (83,853)   (1,018,414)
   Net realized loss on foreign currency transactions.....               -0-           (2,035)         (319)          -0-
   Net change in unrealized appreciation of investments...           545,383          265,760       675,082    17,480,178
   Net change in unrealized appreciation (depreciation) of
     foreign currency denominated assets and liabilities..               -0-          (18,834)          -0-            24
                                                                ------------      -----------   -----------   -----------
   Net gain on investments................................           710,151          291,706       590,910    16,461,788
                                                                ------------      -----------   -----------   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS................      $  1,088,848      $ 1,198,063   $   832,409   $16,604,555
                                                                ============      ===========   ===========   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------


                                                                  WORLDWIDE           CONSERVATIVE            GROWTH
                                                                PRIVATIZATION           INVESTORS            INVESTORS
                                                                  PORTFOLIO             PORTFOLIO            PORTFOLIO
                                                                  ---------             ---------            ---------

INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $49,742, $3,271
     and $3,583, respectively)............................      $    445,647         $     44,310          $    48,309
   Interest...............................................            67,953              524,220              108,732
                                                                ------------         ------------          -----------
   Total investment income................................           513,600              568,530              157,041
                                                                ------------         ------------          -----------
EXPENSES
   Investment advisory fee................................           126,389               86,182               42,301
   Custodian..............................................            50,187               43,371               39,387
   Audit and legal........................................             5,269                4,943                2,194
   Printing...............................................             3,315                1,540                  716
   Amortization of organization expenses..................               992                  992                  992
   Directors fees.........................................               733                  733                  729
   Transfer agency........................................               485                  507                  502
   Miscellaneous..........................................             1,292                  986                  930
                                                                ------------         ------------          -----------
   Total expenses.........................................           188,662              139,254               87,751
   Less: expense reimbursement............................           (68,593)             (30,090)             (34,170)
                                                                ------------         ------------          -----------
   Net expenses...........................................           120,069              109,164               53,581
                                                                ------------         ------------          -----------
   Net investment income..................................           393,531              459,366              103,460
                                                                ------------         ------------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions....         1,277,253              (55,576)              65,427
   Net realized loss on foreign currency transactions.....           (19,737)              (1,557)              (2,324)
   Net change in unrealized appreciation of investments...         1,807,220              865,147              910,038
   Net change in unrealized appreciation (depreciation) of
     foreign currency denominated assets and liabilities..            (9,073)                  22                   47
                                                                ------------         ------------          -----------
   Net gain on investments................................         3,055,663              808,036              973,188
                                                                ------------         ------------          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS................      $  3,449,194         $  1,267,402          $ 1,076,648
                                                                ============         ============          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                                                                            REAL ESTATE
                                                                 TECHNOLOGY              QUASAR             INVESTMENT
                                                                  PORTFOLIO             PORTFOLIO          PORTFOLIO(A)
                                                                ------------         ------------          -----------
INVESTMENT INCOME
   Interest...............................................      $    268,680         $     91,088          $     3,450
   Dividends (net of foreign tax withheld of $1,588, $-0-
     and $-0-, respectively)..............................            17,967               31,120               65,818
                                                                ------------         ------------          -----------
   Total investment income................................           286,647              122,208               69,268
                                                                ------------         ------------          -----------
EXPENSES
   Investment advisory fee................................           187,825              100,143               10,212
   Custodian..............................................            28,728               45,090               28,853
   Audit and legal........................................             7,603                4,385                  304
   Printing...............................................             4,968                1,192                   99
   Amortization of organization expenses..................             2,131                2,586                1,894
   Directors fees.........................................               733                  733                  515
   Transfer agency........................................               677                  420                  303
   Miscellaneous..........................................             1,043                  525                  252
                                                                ------------         ------------          -----------
   Total expenses.........................................           233,708              155,074               42,432
   Less: expense reimbursement............................           (55,274)             (59,938)             (31,653)
                                                                ------------         ------------          -----------
   Net expenses...........................................           178,434               95,136               10,779
                                                                ------------         ------------          -----------
   Net investment income..................................           108,213               27,072               58,489
                                                                ------------         ------------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain (loss) on investment transactions....        (2,240,054)              95,429               (3,293)
   Net change in unrealized appreciation of investments...         4,740,716            2,108,947              201,981
                                                                ------------         ------------          -----------
   Net gain on investments................................         2,500,662            2,204,376              198,688
                                                                ------------         ------------          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS................      $  2,608,875         $  2,231,448          $   257,177
                                                                ============         ============          ===========

-------------------------------------------------------------------------------
(a)  Commencement of operations, January 9, 1997.
     See Notes to Financial Statements.
                                      B-57

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                             PREMIER GROWTH PORTFOLIO                GLOBAL BOND PORTFOLIO
                                                        ---------------------------------    --------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 1997     DECEMBER 31,       JUNE 30, 1997      DECEMBER 31,
                                                           (UNAUDITED)          1996             (UNAUDITED)          1996
                                                          -------------      ------------       -------------      ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................            $    339,281      $    323,694       $    440,510       $   863,097
   Net realized gain (loss) on investment
     transactions..............................                (404,323)         (442,478)           167,519           269,212
   Net realized gain (loss) on foreign currency
     transactions..............................                     -0-               -0-           (565,881)            7,112
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities....................              33,482,134        14,126,172           (306,214)         (125,897)
                                                           ------------      ------------       ------------       -----------
   Net increase (decrease) in net assets
     from operations...........................              33,417,092        14,007,388           (264,066)        1,013,524
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................                (324,685)         (316,135)          (945,935)       (1,035,617)
   Net realized gain on investments............                     -0-       (17,322,907)          (219,947)         (309,324)
CAPITAL STOCK TRANSACTIONS
   Net increase................................             140,435,449        70,787,668          2,579,195         6,895,530
                                                           ------------      ------------       ------------       -----------
   Total increase..............................             173,527,856        67,156,014          1,149,247         6,564,113
NET ASSETS
   Beginning of period.........................              96,434,308        29,278,294         18,117,090        11,552,977
                                                           ------------      ------------       ------------       -----------
   End of period (including undistributed net
     investment income of $338,023, $323,427,
     $415,142 and $920,567, respectively)......            $269,962,164      $ 96,434,308       $ 19,266,337       $18,117,090
                                                           ============      ============       ============       ===========


--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                          GROWTH AND INCOME PORTFOLIO      SHORT-TERM MULTI-MARKET PORTFOLIO
                                                       --------------------------------    ---------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,       JUNE 30, 1997      DECEMBER 31,
                                                         (UNAUDITED)          1996             (UNAUDITED)           1996
                                                        -------------      ------------       -------------      ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................          $    984,452      $  1,277,693       $    198,442       $   308,027
   Net realized gain (loss) on investment
     transactions..............................             7,633,232         9,399,724            (23,419)           12,232
   Net realized gain on foreign currency
     transactions..............................                   -0-               536             98,289            36,126
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities....................            12,541,076         8,263,950           (138,777)          107,268
                                                         ------------      ------------       ------------       -----------
   Net increase in net assets from operations..            21,158,760        18,941,903            134,535           463,653
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................            (1,272,246)       (1,128,565)          (412,899)         (369,515)
   Net realized gain on investments............            (9,150,387)      (11,815,383)               -0-               -0-
CAPITAL STOCK TRANSACTIONS
   Net increase................................            47,471,081        78,738,622            266,577         3,866,088
                                                         ------------      ------------       ------------       -----------
   Total increase (decrease)...................            58,207,208        84,736,577            (11,787)        3,960,226
NET ASSETS
   Beginning of period.........................           126,729,405        41,992,828          7,112,304         3,152,078
                                                         ------------      ------------       ------------       -----------
   End of period (including undistributed net
     investment income of $981,454, $1,269,248,
     $132,444 and $346,901, respectively)......          $184,936,613      $126,729,405       $  7,100,517       $ 7,112,304
                                                         ============      ============       ============       ===========


--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                 U.S. GOVERNMENT/
                                                         HIGH GRADE SECURITIES PORTFOLIO           TOTAL RETURN PORTFOLIO
                                                         -------------------------------      ---------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 1997     DECEMBER 31,       JUNE 30, 1997      DECEMBER 31,
                                                           (UNAUDITED)          1996             (UNAUDITED)          1996
                                                           -----------       ------------       -------------      ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................            $    912,176      $  1,425,623       $    362,986       $   480,735
   Net realized gain on investment
     transactions..............................                  54,649            48,507          1,136,341         1,019,837
   Net realized gain (loss) on foreign currency
     transactions..............................                  17,596           (53,678)               -0-               -0-
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities....................                (108,568)         (477,962)         1,292,049         1,338,504
                                                           ------------      ------------       ------------       -----------
   Net increase in net assets from operations..                 875,853           942,490          2,791,376         2,839,076
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................              (1,409,036)         (621,506)          (480,826)          (88,093)
   Net realized gain on investments............                 (54,796)         (289,591)        (1,019,433)          (44,705)
CAPITAL STOCK TRANSACTIONS
   Net increase................................               2,268,745        12,171,992          6,103,589        14,926,631
                                                           ------------      ------------       ------------       -----------
   Total increase..............................               1,680,766        12,203,385          7,394,706        17,632,909
NET ASSETS
   Beginning of period.........................              29,149,904        16,946,519         25,875,350         8,242,441
                                                           ------------      ------------       ------------       -----------
   End of period (including undistributed net
     investment income of $873,676, $1,370,536,
     $363,203 and $481,043, respectively)......            $ 30,830,670      $ 29,149,904       $ 33,270,056       $25,875,350
                                                           ============      ============       ============       ===========


--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------



                                                              INTERNATIONAL PORTFOLIO              MONEY MARKET PORTFOLIO
                                                         --------------------------------     ---------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 1997     DECEMBER 31,       JUNE 30, 1997      DECEMBER 31,
                                                           (UNAUDITED)          1996             (UNAUDITED)           1996
                                                           ------------      ------------        -----------       -----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................            $    383,487      $    395,473       $  1,608,839       $ 2,336,884
   Net realized gain (loss) on investment
     transactions..............................                 472,486           841,241               (266)             (343)
   Net realized gain on foreign currency
     transactions..............................                   9,984            65,399                -0-               -0-
   Net change in unrealized appreciation of investments
     and foreign currency denominated assets and
     liabilities...............................               4,589,646           684,246                -0-               -0-
                                                           ------------      ------------       ------------       -----------
   Net increase in net assets from operations..               5,455,603         1,986,359          1,608,573         2,336,541
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................                (523,610)         (155,834)        (1,608,839)       (2,336,884)
   Net realized gain on investments............                (836,370)         (244,881)               -0-               -0-
CAPITAL STOCK TRANSACTIONS
   Net increase................................              11,439,819        26,196,817          8,050,519        36,677,326
                                                           ------------      ------------       ------------       -----------
   Total increase..............................              15,535,442        27,782,461          8,050,253        36,676,983
NET ASSETS
   Beginning of period.........................              44,324,096        16,541,635         64,769,291        28,092,308
                                                           ------------      ------------       ------------       -----------
   End of period (including undistributed net
     investment income of $321,986, $462,109,
     $1,046 and $1,046, respectively)..........            $ 59,859,538      $ 44,324,096       $ 72,819,544       $64,769,291
                                                           ============      ============       ============       ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                   GLOBAL DOLLAR                       NORTH AMERICAN
                                                               GOVERNMENT PORTFOLIO              GOVERNMENT INCOME PORTFOLIO
                                                         -------------------------------      ---------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 1997     DECEMBER 31,       JUNE 30, 1997      DECEMBER 31,
                                                           (UNAUDITED)          1996             (UNAUDITED)           1996
                                                           -----------       ------------       -------------      ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................            $    378,697      $    481,784       $    906,357       $ 1,243,424
   Net realized gain on investment
     transactions..............................                 164,768           745,244             46,815               821
   Net realized loss on foreign currency
     transactions..............................                     -0-               -0-             (2,035)         (166,651)
   Net change in unrealized appreciation of investments
     and foreign currency denominated assets and
     liabilities...............................                 545,383           126,646            246,926           841,208
                                                           ------------      ------------       ------------       -----------
   Net increase in net assets from operations..               1,088,848         1,353,674          1,198,063         1,918,802
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................                (489,947)         (191,319)        (1,103,754)          (49,608)
   Net realized gain on investments............                (742,126)          (13,292)               -0-            (3,969)
CAPITAL STOCK TRANSACTIONS
   Net increase................................               4,183,844         3,920,248          8,620,253         7,552,498
                                                           ------------      ------------       ------------       -----------
   Total increase..............................               4,040,619         5,069,311          8,714,562         9,417,723
NET ASSETS
   Beginning of period.........................               8,847,406         3,778,095         16,695,650         7,277,927
                                                           ------------      ------------       ------------       -----------
   End of period (including undistributed net
     investment income of $371,703, $482,953,
     $880,389 and $1,077,786, respectively)....            $ 12,888,025      $  8,847,406       $ 25,410,212       $16,695,650
                                                           ============      ============       ============       ===========


--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                             UTILITY INCOME PORTFOLIO                 GROWTH PORTFOLIO
                                                         --------------------------------     ---------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 1997     DECEMBER 31,       JUNE 30, 1997      DECEMBER 31,
                                                           (UNAUDITED)          1996             (UNAUDITED)           1996
                                                           -------------     ------------        -----------       ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................            $    241,499      $    291,723       $    142,767       $   312,217
   Net realized gain (loss) on investment
     transactions..............................                 (83,853)          (29,624)        (1,018,414)        6,453,535
   Net realized gain (loss) on foreign currency
     transactions..............................                    (319)           (1,398)               -0-               944
   Net change in unrealized appreciation of investments
     and foreign currency denominated assets and
     liabilities...............................                 675,082           796,030         17,480,202        16,515,677
                                                           ------------      ------------       ------------       -----------
   Net increase in net assets from operations..                 832,409         1,056,731         16,604,555        23,282,373
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................                (289,532)          (81,842)          (265,892)         (230,200)
   Net realized gain on investments............                     -0-          (155,981)        (6,564,799)       (1,507,259)
CAPITAL STOCK TRANSACTIONS
   Net increase................................                 985,641         7,787,344         33,930,327        71,923,266
                                                           ------------      ------------       ------------       -----------
   Total increase..............................               1,528,518         8,606,252         43,704,191        93,468,180
NET ASSETS
   Beginning of period.........................              14,856,793         6,250,541        138,687,891        45,219,711
                                                           ------------      ------------       ------------       -----------
   End of period (including undistributed net
     investment income of $240,995, $289,028,
     $139,412 and $262,537, respectively)......            $ 16,385,311      $ 14,856,793       $182,392,082       $138,687,891
                                                           ============      ============       ============       ============


--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                        WORLDWIDE PRIVATIZATION PORTFOLIO     CONSERVATIVE INVESTORS PORTFOLIO
                                                        ---------------------------------     ---------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 1997     DECEMBER 31,       JUNE 30, 1997      DECEMBER 31,
                                                           (UNAUDITED)          1996             (UNAUDITED)           1996
                                                           -----------       ------------       -------------      ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................            $    393,531      $    260,056       $    459,366       $   611,534
   Net realized gain (loss) on investment
     transactions..............................               1,277,253           526,159            (55,576)          (51,567)
   Net realized loss on foreign currency
     transactions..............................                 (19,737)          (18,329)            (1,557)           (4,003)
   Net change in unrealized appreciation of investments
     and foreign currency denominated assets and
     liabilities...............................               1,798,147         1,117,579            865,169           466,246
                                                           ------------      ------------       ------------       -----------
   Net increase in net assets from operations..               3,449,194         1,885,465          1,267,402         1,022,210
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................                (348,486)          (90,574)          (608,411)         (127,029)
   Net realized gain on investments............                (421,270)              -0-                -0-           (56,297)
CAPITAL STOCK TRANSACTIONS
   Net increase................................              12,080,982        11,065,148          3,119,950        13,470,589
                                                           ------------      ------------       ------------       -----------
   Total increase..............................              14,760,420        12,860,039          3,778,941        14,309,473
NET ASSETS
   Beginning of period.........................              18,806,813         5,946,774         21,729,193         7,419,720
                                                           ------------      ------------       ------------       -----------
   End of period (including undistributed net
     investment income of $353,492, $308,447,
     $458,865 and $607,910, respectively)......            $ 33,567,233      $ 18,806,813       $ 25,508,134       $21,729,193
                                                           ============      ============       ============       ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                               GROWTH INVESTORS PORTFOLIO               TECHNOLOGY PORTFOLIO
                                                             --------------------------------     ---------------------------------
                                                             SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     PERIOD ENDED
                                                               JUNE 30, 1997     DECEMBER 31,       JUNE 30, 1997      DECEMBER 31,
                                                               (UNAUDITED)          1996             (UNAUDITED)          1996 (A)
                                                               ------------      ------------       -------------       -----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................                $    103,460      $    177,916       $    108,213       $   142,949
   Net realized gain (loss) on investment
     transactions..............................                      65,427           175,910         (2,240,054)         (355,160)
   Net realized loss on foreign currency
     transactions..............................                      (2,324)             (570)               -0-               -0-
   Net change in unrealized appreciation of investments and
     foreign currency denominated assets and liabilities            910,085           507,668          4,740,716         2,059,794
                                                               ------------       ------------       -----------        ----------
   Net increase in net assets from operations..                   1,076,648           860,924          2,608,875         1,847,583
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.......................                    (180,481)          (55,626)          (141,660)              -0-
   Net realized gain on investments............                    (200,739)          (16,764)               -0-               -0-
CAPITAL STOCK TRANSACTIONS
   Net increase................................                   1,519,980         4,942,686         18,073,476        26,235,848
                                                               ------------      ------------       ------------       -----------
   Total increase..............................                   2,215,408         5,731,220         20,540,691        28,083,431
NET ASSETS
   Beginning of period.........................                  10,709,336         4,978,116         28,083,431               -0-
                                                               ------------      ------------       ------------       -----------
   End of period (including undistributed net
     investment income of $100,679, $177,700,
     $109,512 and $142,959, respectively)......                $ 12,924,744      $ 10,709,336       $ 48,624,122       $28,083,431
                                                               ============      ============       ============       ===========


--------------------------------------------------------------------------------

(a)  Commencement of operations, January 11, 1996.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                QUASAR PORTFOLIO              REAL ESTATE INVESTMENT PORTFOLIO
                                                         ---------------------------------    --------------------------------
                                                         SIX MONTHS ENDED    PERIOD ENDED              PERIOD ENDED
                                                           JUNE 30, 1997     DECEMBER 31,            JUNE 30, 1997 (B)
                                                            (UNAUDITED)        1996 (A)                  (UNAUDITED)
                                                           -------------     -----------             -----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................            $     27,072      $     11,162               $    58,489
   Net realized gain (loss) on investment
     transactions..............................                  95,429            25,330                    (3,293)
   Net change in unrealized appreciation of investments       2,108,947           148,141                   201,981
                                                           ------------      ------------               -----------
    Net increase in net assets from operations..              2,231,448           184,633                   257,177
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income.......................                 (22,104)              -0-                       -0-
CAPITAL STOCK TRANSACTIONS
   Net increase................................              22,308,528         8,657,184                 4,475,955
                                                           ------------      ------------               -----------
   Total increase..............................              24,517,872         8,841,817                 4,733,132
NET ASSETS
   Beginning of period.........................               8,841,817               -0-                       -0-
                                                           ------------      ------------               -----------
   End of period (including undistributed net
     investment income of $16,130, $11,162
     and $58,489, respectively)................            $ 33,359,689      $  8,841,817               $ 4,733,132
                                                           ============      ============               ===========


-------------------------------------------------------------------------------

(a)   Commencement of operations, August 5, 1996.
(b)   Commencement of operations, January 9, 1997.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)

-------------------------------------------------------------------------------

NOTE A -SIGNIFICANT ACCOUNTING POLICIES

Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987 as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers eighteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Technology Portfolio, Quasar Portfolio and Real Estate Investment Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

PREMIER GROWTH PORTFOLIO-seeks growth of capital employing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

GLOBAL BOND PORTFOLIO-seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH AND INCOME PORTFOLIO-seeks reasonable current income and opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

SHORT-TERM MULTI-MARKET PORTFOLIO-seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO-seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO-seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO-seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

MONEY MARKET PORTFOLIO-seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO-seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO-seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

-------------------------------------------------------------------------------

UTILITY INCOME PORTFOLIO-seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies.

GROWTH PORTFOLIO-seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

WORLDWIDE PRIVATIZATION PORTFOLIO-seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

CONSERVATIVE INVESTORS PORTFOLIO-seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GROWTH INVESTORS PORTFOLIO-seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

TECHNOLOGY PORTFOLIO-seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

QUASAR PORTFOLIO-seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO-seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Restricted securities, illiquid securities and securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------

2. OPTION WRITING

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

3. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net foreign exchange gains (losses) of $(565,881), $98,289, $17,596, $9,984,
$(2,035), $(319), $(19,737), $(1,557) and $(2,324) for the Global Bond
Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/ High Grade Securities Portfolio, International Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio, respectively, represent foreign exchange gains and losses from sales and maturities of securities, holding of foreign currencies, options on foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

4. ORGANIZATION EXPENSES

Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Premier Growth Portfolio $27,506 through June 1997; U.S. Government/High Grade Securities Portfolio $24,384 through September 1997; Total Return Portfolio $24,384 through December 1997; International Portfolio $24,983 through December 1997; Money Market Portfolio $24,983 through December 1997; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Utility Income Portfolio $15,299 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999, Growth Investors Portfolio $10,000 through October 1999, Technology Portfolio $21,500 through January 2001, Quasar Portfolio $26,098 through August 2001 and Real Estate Investment Portfolio $20,000 through January 2002.

5. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------

6. INVESTMENT INCOME AND SECURITY TRANSACTIONS

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

For federal income tax purposes, the Portfolios distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

--------------------------------------------------------------------------------

NOTE B - ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P., (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Premier Growth Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Growth and Income Portfolio,
 .625 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; Total Return Portfolio, .625 of 1%; International Portfolio, 1%; Money Market Portfolio, .50 of 1%; Global Dollar Government Portfolio, .75 of 1%; North American Government Income Portfolio,
 .65 of 1%; Utility Income Portfolio, .75 of 1%; Growth Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Technology Portfolio, 1%; Quasar Portfolio, 1%; and Real Estate Investment Portfolio, .90%. Such fee is accrued daily and paid monthly. For the Global Bond Portfolio, the adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Ltd., an affiliate of American International Group, Inc.

During the period ended June 30, 1997 the Adviser voluntarily agreed to waive its fee and to reimburse the additional operating expenses of each Portfolio so that expenses did not exceed .95% of average net assets. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 1997 such waivers/reimbursements amounted to $131,068, $12,151, $21,679, $390, $136,611, $22,523, $9,190, $16,764, $68,593,
$30,090, $34,170, $55,274, $59,938 and $31,653 for the Premier Growth
Portfolio, the Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the Total Return Portfolio, the International Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio respectively.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $500 for the Premier Growth Portfolio, the Global Bond Portfolio, the Growth and Income Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio respectively, for the six months ended June 30, 1997.

Brokerage commissions paid for the six months ended June 30, 1997 on securities transactions amounted to $148,715, $190,825, $25,013, $145,055,
$8,367, $130,287, $51,769, $10,797, $13,228, $18,448, $67,676, and $8,470 on
the Premier Growth Portfolio, the Growth and Income Portfolio, the Total Return Portfolio, the International Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio, respectively, none of which was paid to affiliated brokers.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------

NOTE C - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 1997 were as follows:


                                                           PURCHASES                              SALES
                                             -----------------------------------    -----------------------------------
                                                STOCKS AND       U.S. GOVERNMENT       STOCKS AND       U.S. GOVERNMENT
PORTFOLIO                                    DEBT OBLIGATIONS    AND AGENCIES       DEBT OBLIGATIONS      AND AGENCIES
---------                                    ---------------- ------------------    ----------------   ----------------

Premier Growth..............................  $  163,665,970     $          -0-     $   33,184,624      $          -0-
Global Bond.................................      13,199,113          2,470,485         12,143,815           1,235,820
Growth and Income...........................     108,551,566                -0-         69,973,294                 -0-
Short-Term Multi-Market.....................       4,558,585          1,506,445          4,433,145             988,984
U.S. Government/High Grade Securities.......       7,379,783          7,778,910         11,520,736           5,916,683
Total Return................................      12,399,595          2,474,961          9,872,467                 -0-
International...............................      35,229,402                -0-         28,583,402                 -0-
Global Dollar Government....................      16,443,932                -0-         12,800,248                 -0-
North American Government Income............       5,463,226                -0-          3,975,789                 -0-
Utility Income..............................       2,527,060                -0-          2,094,385                 -0-
Growth......................................      68,388,322                -0-         45,954,093                 -0-
Worldwide Privatization.....................      17,476,748                -0-          5,965,555                 -0-
Conservative Investors......................       6,144,454         14,621,999          6,292,786          12,749,102
Growth Investors............................       5,027,783          2,542,950          5,583,561           2,130,309
Technology .................................      23,759,572                -0-          7,046,172                 -0-
Quasar......................................      32,077,630                -0-         12,807,323                 -0-
Real Estate Investment (a)..................       4,484,979                -0-            101,267                 -0-


(a)  Commencement of operations January 9, 1997.

At June 30, 1997, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                                               NET
                                                                          GROSS UNREALIZED                 UNREALIZED
                                                                  ---------------------------------       APPRECIATION
PORTFOLIO                                           COST           APPRECIATION        DEPRECIATION      (DEPRECIATION)
---------                                     --------------      --------------      --------------     --------------

Premier Growth..............................  $  223,840,838      $  51,963,621       $ (1,037,995)      $  50,925,626
Global Bond.................................      19,054,856            181,946           (412,817)           (230,871)
Growth and Income...........................     161,927,899         27,250,872         (2,148,510)         25,102,362
Short-Term Multi-Market.....................       7,048,578              8,985           (133,269)           (124,284)
U.S. Government/High Grade Securities.......      30,437,587            239,153           (252,391)            (13,238)
Total Return................................      30,189,625          3,394,527           (371,290)          3,023,237
International...............................      53,895,947          6,974,276         (1,028,212)          5,946,064
Global Dollar Government....................      11,600,673            956,476            (19,906)            936,570
North American Government Income............      22,728,796          1,440,542            (38,207)          1,402,335
Utility Income..............................      14,475,225          2,100,539           (326,234)          1,774,305
Growth......................................     143,962,167         40,054,579         (2,372,571)         37,682,008
Worldwide Privatization.....................      29,412,603          4,275,366         (1,154,885)          3,120,481
Conservative Investors......................      23,695,219          1,706,552           (126,220)          1,580,332
Growth Investors............................      11,147,878          1,741,975            (97,637)          1,644,338
Technology .................................      41,797,032          8,424,302         (1,699,930)          6,724,372
Quasar......................................      30,737,604          2,914,566           (772,265)          2,142,301
Real Estate Investment......................       4,592,635            227,974            (27,209)            200,765


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.,
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------

At December 31, 1996, for federal income tax purposes, the Premier Growth, Money Market, North American Government Income, Utility Income, Conservative Investors and Technology Portfolios had net capital loss carryforwards of $714,471, $343, $2,290, $46,396, $33,656 and $355,160 which expire in 2004, respec-tively. Short-Term Multi-Market had net capital loss carryforward of $1,097,934 (of which $5,518 expires in 2001, $150,822 expires in 2002, and
$941,594 expires in 2003).

The Global Bond, Short-Term Multi-Market, International and North American Government Income Portfolios enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 1997, the outstanding forward exchange currency contracts were as follows:



GLOBAL BOND PORTFOLIO:
----------------------


                                                          CONTRACT        VALUE ON          U.S.$
                                                           AMOUNT        ORIGINATION       CURRENT         UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                             (000)           DATE            VALUE         APPRECIATION
-------------------------------                          ----------- ---------------  --------------      ------------
Deutsche Marks, expiring 7/11/97........................     1,500      $    877,706    $    860,757        $  16,949
                                                                                                            =========



SHORT-TERM MULTI-MARKET PORTFOLIO:
----------------------------------

                                                          CONTRACT        VALUE ON          U.S.$          UNREALIZED
                                                           AMOUNT        ORIGINATION       CURRENT        APPRECIATION
FOREIGN CURRENCY BUY CONTRACTS                              (000)           DATE            VALUE        (DEPRECIATION)
------------------------------                           ----------- ---------------  --------------     --------------

Australian Dollars, expiring 7/10/97....................     1,274      $    978,366    $    963,053        $ (15,313)
Danish Krone, expiring 7/16/97..........................     1,121           170,758         169,041           (1,717)
Deutsche Marks, expiring 7/07/97-7/28/97................       688           431,161         395,070          (36,091)
Indonesian Rupiah, expiring 1/16/98.....................   400,000           158,541         158,646              105

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------

Australian Dollars, expiring 7/10/97-7/21/97............     1,257           976,207         949,865           26,342
Danish Krone, expiring 7/16/97..........................     1,121           171,165         169,041            2,124
Deutsche Marks, expiring 7/15/97-7/28/97................     1,888         1,115,007       1,084,637           30,370
Finnish Markka, expiring 7/17/97........................       478            91,937          92,225             (288)
French Francs, expiring 7/02/97-7/17/97.................     1,769           305,684         301,156            4,528
Italian Lira, expiring 7/17/97-7/31/97.................. 1,003,533           590,659         589,975              684
New Zealand Dollars, expiring 7/09/97...................     1,278           876,846         867,990            8,856
Spanish Pesetas, expiring 7/12/97.......................     3,000            20,935          20,360              575
Swedish Krona, expiring 7/17/97-7/28/97.................     3,438           445,555         444,863              692
Swiss Francs, expiring 7/07/97..........................       400           299,446         274,212           25,234
                                                                                                            ---------
                                                                                                            $  46,101
                                                                                                            =========


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO:
------------------------


                                                          CONTRACT        VALUE ON          U.S.$
                                                           AMOUNT        ORIGINATION       CURRENT         UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                             (000)          DATE             VALUE         APPRECIATION
-------------------------------                          ----------- ---------------  --------------      ------------

French Francs, expiring 9/05/97.........................    22,000      $  3,793,758    $  3,760,004        $  33,754
                                                                                                            =========



NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO:
-------------------------------------------


                                                          CONTRACT        VALUE ON          U.S.$
                                                           AMOUNT        ORIGINATION       CURRENT         UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                             (000)          DATE             VALUE         APPRECIATION
-------------------------------                          ----------- ---------------  --------------      ------------

Canadian Dollars, expiring 7/02/97-7/14/97..............     1,600      $  1,160,416    $  1,158,922        $   1,494
                                                                                                            =========


--------------------------------------------------------------------------------

NOTE D - CAPITAL STOCK

There are 900,000,000 shares of capital stock, $.001 par value per share of the Fund authorized.

Transactions in capital stock were as follows:


                                                                            PREMIER GROWTH PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                     SHARES                            AMOUNT
                                                       --------------------------------  -------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)         1996
                                                       ----------------    ------------  ----------------   ------------
Shares sold..........................................       9,005,357        3,544,816    $ 153,027,152     $  57,846,653
Shares issued in reinvestment of dividends
   and distributions.................................          17,344        1,261,734          324,686        17,639,042
Shares redeemed......................................        (775,738)        (307,428)     (12,916,389)       (4,698,027)
                                                         ------------     ------------    -------------     -------------
Net increase.........................................       8,246,963        4,499,122    $ 140,435,449     $  70,787,668
                                                         ============     ============    =============     =============



                                                                              GLOBAL BOND PORTFOLIO
                                                       -----------------------------------------------------------------
                                                                     SHARES                            AMOUNT
                                                       --------------------------------  -------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)        1996
                                                       ----------------    ------------  ----------------   -------------

Shares sold..........................................         242,751          542,902    $   2,768,045     $   6,400,878
Shares issued in reinvestment of dividends
   and distributions.................................         107,060          122,714        1,165,882         1,344,941
Shares redeemed......................................        (118,915)         (73,483)      (1,354,732)         (850,289)
                                                         ------------     ------------    -------------     -------------
Net increase.........................................         230,896          592,133    $   2,579,195     $   6,895,530
                                                         ============     ============    =============     =============


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------


                                                                            GROWTH AND INCOME PORTFOLIO
                                                       -----------------------------------------------------------------
                                                                     SHARES                             AMOUNT
                                                       -------------------------------   -------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                         (UNAUDTIED)          1996          (UNAUDITED)         1996
                                                       -----------------   ------------  -----------------   -----------

Shares sold..........................................       2,325,876         4,431,728   $  40,364,346     $  69,859,324
Shares issued in reinvestment of dividends
   and distributions.................................         585,541           897,017      10,422,634        12,943,948
Shares redeemed......................................        (191,993)         (260,259)     (3,315,899)       (4,064,650)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................       2,719,424         5,068,486   $  47,471,081     $  78,738,622
                                                         ============     =============   =============     =============



                                                                         SHORT-TERM MULTI-MARKET PORTFOLIO
                                                       -------------------------------------------------------------------
                                                                      SHARES                            AMOUNT
                                                       -------------------------------   --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)         1996
                                                       -----------------   ------------   ----------------  ------------

Shares sold..........................................         188,090           664,791   $   2,033,113     $   7,076,379
Shares issued in reinvestment of dividends
   and distributions.................................          40,165            36,156         412,899           369,515
Shares redeemed......................................        (201,248)         (336,158)     (2,179,435)       (3,579,806)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................          27,007           364,789   $     266,577     $   3,866,088
                                                         ============     =============   =============     =============



                                                                   U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                       -------------------------------------------------------------------
                                                                     SHARES                            AMOUNT
                                                       -------------------------------   ---------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)          1996         (UNAUDITED)         1996
                                                       ----------------    ------------  ----------------   ------------

Shares sold..........................................         363,288         1,420,578   $   4,213,785     $  16,046,280
Shares issued in reinvestment of dividends
   and distributions.................................         129,086            84,596       1,463,832           911,097
Shares redeemed......................................        (294,816)         (426,894)     (3,408,872)       (4,785,385)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................         197,558         1,078,280   $   2,268,745     $  12,171,992
                                                         ============     =============   =============     =============


                                                                               TOTAL RETURN PORTFOLIO
                                                       -------------------------------------------------------------------
                                                                      SHARES                           AMOUNT
                                                       -------------------------------   -------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)          1996         (UNAUDITED)         1996
                                                       ----------------    ------------  ----------------   ------------

Shares sold..........................................         386,308         1,193,848   $   5,871,914     $  15,859,123
Shares issued in reinvestment of dividends
   and distributions.................................          97,356            10,076       1,500,260           132,799
Shares redeemed......................................         (83,685)          (78,997)     (1,268,585)       (1,065,291)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................         399,979         1,124,927   $   6,103,589     $  14,926,631
                                                         ============     =============   =============     =============


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------


                                                                              INTERNATIONAL PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                      SHARES                           AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)         1996
                                                       ----------------    ------------  ----------------   -------------
Shares sold..........................................       2,241,205         2,116,357   $  33,882,800     $  30,825,850
Shares issued in reinvestment of dividends
   and distributions.................................          85,533            27,149       1,359,980           400,715
Shares redeemed......................................      (1,573,531)         (342,716)    (23,802,961)       (5,029,748)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................         753,207         1,800,790   $  11,439,819     $  26,196,817
                                                         ============     =============   =============     =============




                                                                               MONEY MARKET PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                     SHARES                             AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)         1996
                                                       ----------------    ------------  ----------------   -------------
Shares sold..........................................     106,969,959       178,619,585   $ 106,969,959     $ 178,619,585
Shares issued in reinvestment of dividends...........       1,321,801         2,336,582       1,321,801         2,336,582
Shares redeemed......................................    (100,241,241)     (144,278,841)   (100,241,241)     (144,278,841)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................       8,050,519        36,677,326   $   8,050,519     $  36,677,326
                                                         ============     =============   =============     =============



                                                                         GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                      SHARES                           AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)          1996
                                                       ----------------    ------------  ----------------   -------------
Shares sold..........................................         281,855           373,824   $   4,219,282     $   4,866,573
Shares issued in reinvestment of dividends
   and distributions.................................          85,501            17,037       1,232,074           204,610
Shares redeemed......................................         (86,686)          (89,291)     (1,267,512)       (1,150,935)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................         280,670           301,570   $   4,183,844     $   3,920,248
                                                         ============     =============   =============     =============



                                                                    NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                      SHARES                           AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)          1996         (UNAUDITED)          1996
                                                       ----------------    ------------  ----------------   -------------
Shares sold..........................................         762,306           933,567   $   9,675,910     $  10,739,062
Shares issued in reinvestment of dividends
   and distributions.................................          88,019             4,805       1,103,754            53,576
Shares redeemed......................................        (169,681)         (283,721)     (2,159,411)       (3,240,140)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................         680,644           654,651   $   8,620,253     $   7,552,498
                                                         ============     =============   =============     =============


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------


                                                                            UTILITY INCOME PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                       SHARES                          AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)         1996
                                                       ----------------    ------------  ----------------   -------------

Shares sold..........................................         170,203           776,031   $   2,171,053     $   9,308,720
Shares issued in reinvestment of dividends
   and distributions.................................          22,135            20,206         289,531           237,823
Shares redeemed......................................        (117,290)         (146,278)     (1,474,943)       (1,759,199)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................          75,048           649,959   $     985,641     $   7,787,344
                                                         ============     =============   =============     =============



                                                                                GROWTH PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                      SHARES                           AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)         1996
                                                       ----------------    ------------  ----------------   -------------
Shares sold..........................................       1,793,343         4,744,489   $  32,695,081     $  74,657,741
Shares issued in reinvestment of dividends
   and distributions.................................         359,700           111,233       6,830,691         1,737,459
Shares redeemed......................................        (312,930)         (292,788)     (5,595,445)       (4,471,934)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................       1,840,113         4,562,934   $  33,930,327     $  71,923,266
                                                         ============     =============   =============     =============



                                                                         WORLDWIDE PRIVATIZATION PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                      SHARES                           AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)         1996          (UNAUDITED)          1996
                                                       ----------------    ------------  ----------------   -------------
Shares sold..........................................         852,160           977,499   $  11,845,775     $  12,011,656
Shares issued in reinvestment of dividends
   and distributions.................................          53,014             7,424         769,756            90,574
Shares redeemed......................................         (38,859)          (84,263)       (534,549)       (1,037,082)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................         866,315           900,660   $  12,080,982     $  11,065,148
                                                         ============     =============   =============     =============



                                                                          CONSERVATIVE INVESTORS PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                     SHARES                             AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)        1996           (UNAUDITED)         1996
                                                       ----------------    ------------  ----------------   -------------
Shares sold..........................................         339,803         1,387,334   $   4,143,496     $  15,999,200
Shares issued in reinvestment of dividends
   and distributions.................................          48,986            16,196         608,412           183,326
Shares redeemed......................................        (133,762)         (234,084)     (1,631,958)       (2,711,937)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................         255,027         1,169,446   $   3,119,950     $  13,470,589
                                                         ============     =============   =============     =============


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------


                                                                            GROWTH INVESTORS PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                     SHARES                            AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)          1996         (UNAUDITED)          1996
                                                       ----------------    ------------  ----------------   -------------

Shares sold..........................................         179,968           646,812   $   2,343,517     $   7,777,769
Shares issued in reinvestment of dividends
   and distributions.................................          28,259             6,038         381,220            72,389
Shares redeemed......................................         (93,806)         (231,754)     (1,204,757)       (2,907,472)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................         114,421           421,096   $   1,519,980     $   4,942,686
                                                         ============     =============   =============     =============



                                                                            TECHNOLOGY PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                  SHARES                            AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED    PERIOD ENDED  SIX MONTHS ENDED   PERIOD ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)        1996 (A)       (UNAUDITED)       1996 (A)
                                                       ----------------    ------------  ----------------   -------------

Shares sold..........................................       1,902,576         2,807,022   $  20,757,181     $  29,063,181
Shares issued in reinvestment of dividends
   and distributions.................................          12,275               -0-         141,661               -0-
Shares redeemed......................................        (253,537)         (263,543)     (2,825,366)       (2,827,333)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................       1,661,314         2,543,479   $  18,073,476     $  26,235,848
                                                         ============     =============   =============     =============



                                                                                QUASAR PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                      SHARES                           AMOUNT
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED    PERIOD ENDED  SIX MONTHS ENDED   PERIOD ENDED
                                                         JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997    DECEMBER 31,
                                                          (UNAUDITED)        1996 (B)       (UNAUDITED)       1996 (B)
                                                       ----------------    ------------  ----------------   -------------

Shares sold..........................................       2,101,596           832,347   $  22,849,303     $   8,673,741
Shares issued in reinvestment of dividends
   and distributions.................................           1,959               -0-          22,104               -0-
Shares redeemed......................................         (52,184)           (1,598)       (562,879)          (16,557)
                                                         ------------     -------------   -------------     -------------
Net increase.........................................       2,051,371           830,749   $  22,308,528     $   8,657,184
                                                         ============     =============   =============     =============


                                                                        REAL ESTATE INVESTMENT PORTFOLIO
                                                              -----------------------------------------------------
                                                                  SHARES                             AMOUNT
                                                              ------------------               --------------------
                                                                 PERIOD ENDED                     PERIOD ENDED
                                                               JUNE 30, 1997 (C)                JUNE 30, 1997 (C)
                                                                  (UNAUDITED)                      (UNAUDITED)
                                                              ------------------               --------------------

Shares sold..........................................                 469,387                    $    4,728,635
Shares redeemed......................................                 (25,113)                         (252,680)
                                                               --------------                    --------------
Net increase.........................................                 444,274                    $    4,475,955
                                                               ==============                    ==============



(a)   Commencement of operations, January 11, 1996.
(b)   Commencement of operations, August 5, 1996.
(c)   Commencement of operations, January 9, 1997.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

--------------------------------------------------------------------------------

NOTE E - ILLIQUID SECURITIES

Worldwide Privatization Portfolio:
----------------------------------


Security                                                     Date Acquired                    U.S. $ Cost
--------                                                     -------------                    -----------

Explosivios S.A. Cl. C....................................  1/14/97-6/26/97                    $  84,222
Grupo Financiero Banciecer S.A. de C.V....................          3/26/97                        8,400
Grupo Profesional Planeacion Proyectos S.A................          4/23/97                       21,404
Nearmedic S.A.............................................  5/19/97-6/16/97                      181,768
RNGS Holding Ltd., 8.0% conv. Pfd.........................   8/6/96-2/20/97                      132,775



Securities above have been valued at fair value, as of June 30, 1997, in accordance with procedures described in Note A. The aggregate amount of securities valued at fair values on June 30, 1997 was $453,141 representing 1.3% of net assets.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------


                                                                                   PREMIER GROWTH PORTFOLIO
                                                            --------------------------------------------------------------------
                                                            SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,       JUNE 26, 1992(A)
                                                             JUNE 30, 1997   ------------------------------------         TO
                                                              (UNAUDITED)     1996      1995     1994       1993  DECEMBER 31, 1992
                                                            --------------   ------    ------   ------     ------ -----------------

Net asset value, beginning of period.....................   $ 15.70      $ 17.80      $ 12.37    $ 12.79  $  11.38     $ 10.00
                                                            -------      -------      -------    -------  --------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (b).............................         .03 (c)      .08 (c)      .09 (c)    .03 (c)   -0- (c)     .06 (c)
 Net realized and unrealized gain (loss) on investments        3.05         3.29         5.44       (.41)     1.43        1.32
                                                            -------      -------      -------    -------  --------     -------
 Net increase (decrease) in net asset value from operations    3.08         3.37         5.53       (.38)     1.43        1.38
                                                            -------      -------      -------    -------  --------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income..................        (.02)        (.10)        (.03)      (.01)     (.01)        -0-
 Distributions from net realized gains.................         -0-        (5.37)        (.07)      (.03)     (.01)        -0-
                                                            -------      -------      -------    -------  --------     -------
 Total dividends and distributions.....................       (0.02)       (5.47)        (.10)      (.04)     (.02)        -0-
                                                            -------      -------      -------    -------  --------     -------
 Net asset value, end of period........................     $ 18.76      $ 15.70      $ 17.80    $ 12.37  $  12.79     $ 11.38
                                                            =======      =======      =======    =======  ========     =======
TOTAL RETURN
 Total investment return based on net asset value (d)..       19.64%       22.70%       44.85%     (2.96)%   12.63%      13.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted).............    $269,962      $96,434      $29,278    $37,669   $13,659      $3,760
 Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.........          .95% (e)     .95%         .95%       .95%     1.18%        .95% (e)
  Expenses, before waivers and reimbursements.........         1.09% (e)    1.23%        1.19%      1.40%     2.05%       4.20% (e)
  Net investment income...............................          .37% (e)     .52%         .55%       .42%      .22%        .96% (e)
 Portfolio turnover rate...............................          19%          32%          97%        38%       42%         14%
 Average commission rate paid (f)......................      $.0528       $.0609          -0-        -0-       -0-         -0-



                                                                                        GLOBAL BOND PORTFOLIO
                                                               --------------------------------------------------------------------
                                                               SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                                 JUNE 30, 1997          ------------------------------------------
                                                                  (UNAUDITED)      1996      1995      1994      1993      1992
                                                               ----------------   ------    ------    ------    ------    ------
Net asset value, beginning of period.....................           $ 11.74      $ 12.15   $  9.82   $ 11.33   $ 11.24   $ 11.10
                                                                    -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................               .28 (c)      .67 (c)   .69 (c)   .57 (c)   .77 (c)   .64
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions...................              (.46)         .01      1.73     (1.16)      .43      (.13)
                                                                    -------      -------   -------   -------   -------   -------
   Net increase (decrease) in net asset value from operations          (.18)         .68      2.42      (.59)     1.20       .51
                                                                    -------      -------   -------   -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................              (.57)        (.84)     (.09)     (.62)     (.85)     (.28)
   Distributions from net realized gains.................              (.13)        (.25)      -0-      (.30)     (.26)     (.09)
                                                                    -------      -------   -------   -------    -------  -------
   Total dividends and distributions.....................              (.70)       (1.09)     (.09)     (.92)    (1.11)     (.37)
                                                                    -------      -------   -------   -------    -------  -------
   Net asset value, end of period........................           $ 10.86      $ 11.74   $ 12.15   $  9.82   $ 11.33   $ 11.24
                                                                    =======      =======   =======   =======   =======   =======
TOTAL RETURN
   Total investment return based on net asset value (d)..             (1.51)%       6.21%    24.73%    (5.16)%   11.15%     4.87%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).............           $19,266      $18,117   $11,553    $7,298    $6,748    $5,876
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.........               .95% (e)     .94%      .95%      .95%     1.50%     1.50%
     Expenses, before waivers and reimbursements.........              1.09% (e)    1.15%     1.77%     2.05%     1.50%     1.97%
     Net investment income...............................              4.94% (e)    5.76%     6.22%     6.01%     4.85%     5.85%
   Portfolio turnover rate...............................                77%         191%      262%      102%      125%       78%


--------------------------------------------------------------------------------

See footnote summary on page B-87.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------


                                                                               GROWTH AND INCOME PORFOLIO
                                                           ------------------------------------------------------------------
                                                           SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 1997      ----------------------------------------------
                                                             (UNAUDITED)         1996      1995       1994       1993   1992
                                                           ---------------     --------  --------   --------   ------   -----

Net asset value, beginning of period .......................  $ 16.40          $ 15.79   $ 11.85   $ 12.18    $ 10.99  $ 10.35
                                                              -------          -------   -------   -------    -------  -------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (b) .................................      .13              .24 (c)   .27 (c)   .10 (c)    .01 (c)  .10 (c)
 Net realized and unrealized gain (loss) on investments ....     2.24             3.18      3.94      (.16)      1.27      .71
                                                              -------          -------   -------   -------    -------  -------
 Net increase (decrease) in net asset value from operations      2.37             3.42      4.21      (.06)      1.28      .81
                                                              -------          -------   -------   -------    -------  -------

LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income ......................     (.13)            (.25)     (.13)     (.10)      (.06)    (.17)
 Distributions from net realized gains .....................     (.94)           (2.56)     (.14)     (.17)      (.03)     -0-
                                                              -------          -------   -------   -------    -------  -------
 Total dividends and distributions .........................    (1.07)           (2.81)     (.27)     (.27)      (.09)    (.17)
                                                              -------          -------   -------   -------    -------  -------
 Net asset value, end of period ............................  $ 17.70          $ 16.40   $ 15.79   $ 11.85    $ 12.18  $ 10.99
                                                              =======          =======   =======   =======    =======  =======

TOTAL RETURN
 Total investment return based on net asset value (d) .....     14.38%           24.09%    35.76%     (.35)%    11.69%    7.92%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted) ................  $184,937         $126,729   $41,993   $41,702    $22,756   $7,803
 Ratio to average net assets of:
  Expenses, net of waivers and reimbursements .............       .74% (e)         .82%      .79%      .90%      1.18%     .99%
  Expenses, before waivers and reimbursements .............       .74% (e)         .82%      .79%      .91%      1.28%    2.09%
  Net investment income ...................................      1.29% (e)        1.58%     1.95%     1.71%      1.76%    2.42%
 Portfolio turnover rate ..................................        47%              87%      150%       95%        69%      49%
 Average commission rate paid (f) .........................    $.0577$          $.0602       -0-       -0-        -0-      -0-




                                                                            SHORT-TERM MULTI-MARKET PORTFOLIO
                                                           ------------------------------------------------------------------
                                                           SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 1997      ----------------------------------------------
                                                             (UNAUDITED)         1996      1995       1994      1993    1992
                                                           ---------------     --------  --------   --------   ------  ------

Net asset value, beginning of period.....................     $ 10.73          $ 10.58   $  9.91   $ 11.07    $ 10.77  $ 10.68
                                                              -------          -------   -------   -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................         .29 (c)          .64 (c)   .82 (c)   .47 (c)    .28 (c)  .63 (c)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions...................        (.09)             .33      (.15)    (1.16)       .43     (.54)
                                                              -------          -------   -------   -------    -------  -------
   Net increase (decrease) in net asset value from operations     .20              .97       .67      (.69)       .71      .09
                                                              -------          -------   -------   -------    -------  -------

LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................        (.64)            (.82)      -0-      (.46)      (.41)     -0-
   Return of capital.....................................         -0-              -0-       -0-      (.01)       -0-      -0-
                                                              -------          -------   -------   -------    -------  -------
   Total dividends and distributions.....................        (.64)            (.82)      -0-      (.47)      (.41)     -0-
                                                              -------          -------   -------   -------    -------  -------
   Net asset value, end of period........................     $ 10.29          $ 10.73   $ 10.58   $  9.91    $ 11.07  $ 10.77
                                                              =======          =======   =======   =======    =======  =======

TOTAL RETURN
   Total investment return based on net asset value (d)..        1.82%            9.57%     6.76%    (6.51)%     6.62%     .84%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).............      $7,101           $7,112    $3,152   $20,921    $23,560  $14,841
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.........         .95% (e)         .95%      .95%      .94%      1.17%     .99%
     Expenses, before waivers and reimbursements.........        1.55% (e)        2.09%     1.30%      .99%      1.24%    1.66%
     Net investment income...............................        5.45% (e)        6.03%     8.22%     6.52%      6.39%    7.18%
   Portfolio turnover rate...............................         152%             159%      379%      134%       210%     153%


-------------------------------------------------------------------------------

See footnote summary on page B-87.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------


                                                                        U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,     SEPTEMBER 17, 1992(A)
                                                           JUNE 30, 1997   ------------------------------------         TO
                                                            (UNAUDITED)     1996      1995     1994       1993   DECEMBER 31, 1992
                                                          --------------   ------    ------   ------     ------  -----------------

Net asset value, beginning of period.....................    $ 11.52      $ 11.66   $  9.94  $ 10.72    $ 9.89       $ 10.00
                                                             -------      -------   -------  -------    ------       -------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (b).............................          .35 (c)      .66 (c)   .65 (c)  .28 (c)   .43 (c)       .14 (c)
 Net realized and unrealized gain (loss) on investments         (.01)        (.39)     1.25     (.71)      .48          (.25)
                                                             -------      -------   -------  -------    ------       -------
 Net increase (decrease) in net asset value from operations      .34          .27      1.90     (.43)      .91          (.11)
                                                             -------      -------   -------  -------    ------       -------

LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income..................         (.54)        (.28)     (.18)    (.21)     (.08)          -0-
 Distributions from net realized gains.................         (.02)        (.13)      -0-     (.14)      -0-           -0-
                                                             -------      -------   -------  -------  --------       -------
 Total dividends and distributions.....................         (.56)        (.41)     (.18)    (.35)     (.08)          -0-
                                                             -------      -------   -------  -------  --------       -------
 Net asset value, end of period........................      $ 11.30      $ 11.52   $ 11.66  $  9.94  $  10.72       $  9.89
                                                             =======      =======   =======  =======  ========       =======

TOTAL RETURN
 Total investment return based on net asset value (d)..         2.94%        2.55%    19.26%   (4.03)%    9.20%        (1.10)%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted).............      $30,831      $29,150   $16,947   $5,101    $1,350          $785
 Ratio to average net assets of:
  Expenses, net of waivers and reimbursements..........          .81% (e)     .92%      .95%     .95%     1.16%          .95% (e)
  Expenses, before waivers and reimbursements..........          .81% (e)     .98%     1.58%    3.73%     5.42%        11.56% (e)
  Net investment income................................         6.08% (e)    5.87%     5.96%    5.64%     4.59%         4.82% (e)
 Portfolio turnover rate...............................           56%         137%       68%      32%      177%           13%




                                                                                    TOTAL RETURN PORTFOLIO
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,      DECEMBER 28, 1992(A)
                                                           JUNE 30, 1997   ------------------------------------         TO
                                                            (UNAUDITED)     1996      1995     1994       1993  DECEMBER 31, 1992
                                                          --------------   ------    ------   ------     ------ -----------------

Net asset value, beginning of period.....................    $ 14.63      $ 12.80   $ 10.41  $ 10.97    $ 10.01     $ 10.00
                                                             -------      -------   -------  -------    -------     -------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (b).............................          .19 (c)      .27 (c)   .36 (c)  .15 (c)    .15 (c)     .01
 Net realized and unrealized gain (loss) on investments         1.24         1.66      2.10     (.56)       .81         -0-
                                                             -------      -------   -------  -------    -------     -------
 Net increase (decrease) in net asset value from operations     1.43         1.93      2.46     (.41)       .96         .01
                                                             -------      -------   -------  -------    -------     -------

LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income..................         (.23)        (.07)     (.07)    (.09)       -0-         -0-
 Distributions from net realized gains.................         (.49)        (.03)      -0-     (.06)       -0-         -0-
                                                             -------      -------   -------  -------    -------     -------
 Total dividends and distributions.....................         (.72)        (.10)     (.07)    (.15)       -0-         -0-
                                                             -------      -------   -------  -------    -------     -------
 Net asset value, end of period........................      $ 15.34      $ 14.63   $ 12.80  $ 10.41    $ 10.97     $ 10.01
                                                             =======      =======   =======  =======    =======     =======

TOTAL RETURN
 Total investment return based on net asset value (d)..         9.80%       15.17%    23.67%   (3.77)%     9.59%        .10%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted).............      $33,270      $25,875    $8,242     $750       $360         $95
 Ratio to average net assets of:
  Expenses, net of waivers and reimbursements.........           .93% (e)     .95%      .95%     .95%      1.20%          0%
  Expenses, before waivers and reimbursements.........           .93% (e)    1.12%     4.49%   19.49%     25.96%          0%
  Net investment income...............................          2.52% (e)    2.76%     3.16%    2.29%      1.45%       2.21% (e)
 Portfolio turnover rate...............................           77%          57%       30%      83%        25%          0%
 Average commission rate paid (f)......................       $.0582       $.0593       -0-      -0-        -0-         -0-



--------------------------------------------------------------------------------

See footnote summary on page B-87.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 INTERNATIONAL PORTFOLIO
                                                          ---------------------------------------------------------------------
                                                          SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,     DECEMBER 28, 1992(a)
                                                            JUNE 30, 1997   ---------------------------------         TO
                                                             (UNAUDITED)    1996    1995     1994      1993   DECEMBER 31, 1992
                                                           ------------------------------- --------  -------- -----------------
Net asset value, beginning of period.....................      $ 14.89    $ 14.07  $ 12.88  $ 12.16  $  10.00     $ 10.00
                                                               -------    -------  -------  -------  --------     -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................          .12(c)     .19(c)   .18 (c) .100(c)    .03(c)      -0-
   Net realized and unrealized gain on investments and
     and foreign currency transactions...................         1.43        .83     1.08      .72(g)   2.13         -0-
                                                               -------    -------  -------  -------  --------     -------
   Net increase in net asset value from operations.......         1.55       1.02     1.26      .82      2.16         -0-
                                                               -------    -------  -------  -------  --------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................         (.15)      (.08)    (.03)    (.02)      -0-         -0-
   Distributions from net realized gains.................         (.24)      (.12)    (.04)    (.08)      -0-         -0-
                                                               -------    -------  -------  -------  --------     -------
   Total dividends and distributions.....................         (.39)      (.20)    (.07)    (.10)      -0-         -0-
                                                               -------    -------  -------  -------  --------     -------
   Net asset value, end of period........................      $ 16.05   $  14.89 $  14.07  $ 12.88  $  12.16     $ 10.00
                                                               =======   ========  =======  =======  ========     =======
TOTAL RETURN
   Total investment return based on net asset value (d)..        10.41%      7.25%    9.86%    6.70%    21.60%          0%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).............      $59,860    $44,324  $16,542   $7,276      $688         $79
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.........          .95%(e)   .95%      .95%     .95%     1.20%          0%
     Expenses, before waivers and reimbursements.........         1.52%(e)  1.91%     2.99%    7.26%    39.28%          0%
     Net investment income...............................         1.58%(e)  1.29%     1.41%     .90%      .26%       2.07%(e)
   Portfolio turnover rate                                          63%       60%       87%      95%       85%          0%
   Average commission rate paid (f)......................       $.0210    $.0431       -0-      -0-       -0-          -0-

                                                                                  MONEY MARKET PORTFOLIO
                                                          ---------------------------------------------------------------------
                                                          SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,     DECEMBER 28, 1992(a)
                                                            JUNE 30, 1997   ---------------------------------         TO
                                                             (UNAUDITED)    1996    1995     1994      1993   DECEMBER 31, 1992
                                                           ------------------------------- --------  -------- -----------------
Net asset value, beginning of period.....................      $  1.00    $  1.00  $  1.00  $  1.00  $   1.00     $  1.00
                                                               -------    -------  -------  -------  --------     -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................          .02        .05      .05      .03       .02         -0-
   Net realized and unrealized gain on investments.......          -0-        -0-      -0-      -0-       -0-         -0-
                                                               -------    -------  -------  -------  --------     -------
   Net increase in net asset value from operations.......          .02        .05      .05      .03       .02         -0-
                                                               -------    -------  -------  -------  --------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................         (.02)      (.05)    (.05)    (.03)     (.02)        -0-
   Distributions from net realized gains.................          -0-        -0-       -0-     -0-       -0-         -0-
                                                               -------    -------  -------  -------  --------     -------
   Total dividends and distributions.....................         (.02)      (.05)    (.05)    (.03)     (.02)        -0-
                                                               -------    -------  -------  -------  --------     -------
   Net asset value, end of period........................      $  1.00    $  1.00  $  1.00   $ 1.00  $   1.00     $  1.00
                                                               =======    =======  =======  =======  ========     =======
TOTAL RETURN
   Total investment return based on net asset value (d)..         2.47%      4.71%    4.97%    3.27%     2.25%        .02%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).............      $72,820    $64,769  $28,092   $6,899      $102         $30
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.........          .65%(e)    .69%     .95%     .95%     1.16%          0%
     Expenses, before waivers and reimbursements.........          .65%(e)    .69%    1.07%    4.46%    68.14%          0%
     Net investment income...............................         4.93%(e)   4.64%    4.85%    3.98%     2.15%       3.05%(e)
   Portfolio turnover rate...............................            0%         0%       0%       0%        0%          0%

------------------
See footnote summary on page B-87.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                 GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,     MAY 2, 1994(a)
                                                               JUNE 30, 1997    -------------------------          TO
                                                                 (UNAUDITED)      1996             1995     DECEMBER 31, 1994
                                                               ---------------  --------         --------   -----------------
Net asset value, beginning of period.........................  $    14.32       $  11.95         $    9.84        $  10.00
                                                               ----------       --------         ---------        --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .52(c)        1.10(c)            .92(c)          .36(c)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions...........        1.05           1.78              1.32            (.52)
                                                               ----------       --------         ---------        --------
   Net increase (decrease) in net asset value from operations        1.57           2.88              2.24            (.16)
                                                               ----------       --------         ---------        --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.61)          (.48)             (.13)            -0-
   Distributions from net realized gains.....................        (.93)          (.03)              -0-             -0-
                                                               ----------       --------         ---------        --------
   Total dividends and distributions.........................       (1.54)          (.51)             (.13)            -0-
                                                               ----------       --------         ---------        --------
   Net asset value, end of period............................  $    14.35       $  14.32         $   11.95        $   9.84
                                                               ==========       ========         =========        ========
TOTAL RETURN
   Total investment return based on net asset value (d)......       10.91%         24.90%            22.98%          (1.60)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................     $12,888         $8,847            $3,778          $1,146
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .95%(e)        .95%              .95%            .95%(e)
     Expenses, before waivers and reimbursements.............        1.37%(e)       1.97%             4.82%          15.00%(e)
     Net investment income...................................        7.12%(e)       8.53%             8.65%           6.02%(e)
   Portfolio turnover rate...................................         127%           155%               13%              9%


                                                                           NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,     MAY 3, 1994(a)
                                                               JUNE 30, 1997    -------------------------          TO
                                                                 (UNAUDITED)      1996             1995     DECEMBER 31, 1994
                                                               ---------------  --------         --------   -----------------
Net asset value, beginning of period.........................  $    12.38       $  10.48         $    8.79        $  10.00
                                                               ----------       --------         ---------        --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .54(c)        1.26(c)           1.13(c)          .50(c)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions...........         .18            .69               .83           (1.71)
                                                               ----------       --------         ---------        --------
   Net increase (decrease) in net asset value from operations         .72           1.95              1.96           (1.21)
                                                               ----------       --------         ---------        --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.58)          (.05)             (.27)            -0-
   Distributions from net realized gains.....................         -0-            -0-               -0-             -0-
                                                               ----------       --------         ---------        --------
   Total dividends and distributions.........................        (.58)          (.05)             (.27)            -0-
                                                               ----------       --------         ---------        --------
   Net asset value, end of period............................  $    12.52       $  12.38         $   10.48        $   8.79
                                                               ==========       ========         =========        ========
TOTAL RETURN
   Total investment return based on net asset value (d)......        5.82%         18.70%            22.71%         (12.10)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................     $25,410        $16,696            $7,278          $3,848
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .95%(e)        .95%              .95%            .95%(e)
     Expenses, before waivers and reimbursements.............        1.04%(e)       1.41%             2.57%           4.43%(e)
     Net investment income...................................        8.61%(e)      11.04%            12.24%           8.49%(e)
   Portfolio turnover rate...................................          35%             4%               35%             15%

------------------
See footnote summary on page B-87.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                    UTILITY INCOME PORTFOLIO
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,     MAY 10, 1994(a)
                                                               JUNE 30, 1997    -------------------------          TO
                                                                 (UNAUDITED)      1996             1995     DECEMBER 31, 1994
                                                               ---------------  --------         --------   -----------------
Net asset value, beginning of period.........................  $    12.69       $  12.01         $    9.96        $  10.00
                                                               ----------       --------         ---------        --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .20(c)         .31(c)            .30(c)          .28(c)
   Net realized and unrealized gain (loss) on investments....         .51            .62              1.83            (.32)
                                                               ----------       --------         ---------        --------
   Net increase (decrease) in net asset value from operations         .71            .93              2.13            (.04)
                                                               ----------       --------         ---------        --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.24)          (.09)             (.08)            -0-
   Distributions from net realized gains.....................         -0-           (.16)              -0-             -0-
                                                               ----------       --------         ---------        --------
   Total dividends and distributions.........................        (.24)          (.25)             (.08)            -0-
                                                               ----------       --------         ---------        --------
   Net asset value, end of period............................  $    13.16       $  12.69         $   12.01        $   9.96
                                                               ==========       ========         =========        ========
TOTAL RETURN
   Total investment return based on net asset value (d)......        5.58%          7.88%            21.45%           (.40)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................     $16,385        $14,857            $6,251          $1,254
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .95%(e)        .95%              .95%            .95%(e)
     Expenses, before waivers and reimbursements.............        1.17%(e)       1.51%             3.79%          15.98%(e)
     Net investment income...................................        3.17%(e)       2.61%             2.73%           4.62%(e)
   Portfolio turnover rate...................................          14%            75%              138%             31%
   Average commission rate paid (f)..........................      $.0570         $.0579               -0-             -0-


                                                                                         GROWTH PORTFOLIO
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,   SEPTEMBER 15, 1994(a)
                                                               JUNE 30, 1997    -------------------------          TO
                                                                 (UNAUDITED)      1996             1995     DECEMBER 31, 1994
                                                               ---------------  --------         --------   -----------------
Net asset value, beginning of period.........................  $    17.92       $  14.23         $   10.53        $  10.00
                                                               ----------       --------         ---------        --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .02(c)         .06(c)            .17(c)          .03(c)
   Net realized and unrealized gain on investments...........        1.85           3.95              3.54             .50
                                                               ----------       --------         ---------        --------
   Net increase in net asset value from operations...........        1.87           4.01              3.71             .53
                                                               ----------       --------         ---------        --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.03)          (.04)             (.01)            -0-
   Distributions from net realized gains.....................        (.72)          (.28)              -0-             -0-
                                                               ----------       --------         ---------        --------
   Total dividends and distributions.........................        (.75)          (.32)             (.01)            -0-
                                                               ----------       --------         ---------        --------
   Net asset value, end of period............................  $    19.04       $  17.92         $   14.23        $  10.53
                                                               ==========       ========         =========        ========
TOTAL RETURN
   Total investment return based on net asset value (d)......       10.42%         28.49%            35.23%           5.30%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................    $182,392       $138,688           $45,220          $5,492
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .86%(e)        .93%              .95%            .95%(e)
     Expenses, before waivers and reimbursements.............         .86%(e)        .93%             1.27%           4.19%(e)
     Net investment income...................................         .18%(e)        .35%             1.31%           1.17%(e)
   Portfolio turnover rate...................................          30%            98%               86%             25%
   Average commission rate paid (f)..........................      $.0534         $.0578               -0-             -0-

------------------
See footnote summary on page B-87.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                 WORLDWIDE PRIVATIZATION PORTFOLIO
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,   SEPTEMBER 23, 1994(a)
                                                               JUNE 30, 1997    -------------------------          TO
                                                                 (UNAUDITED)      1996             1995     DECEMBER 31, 1994
                                                               ---------------  --------         --------   -----------------
Net asset value, beginning of period.........................  $    13.13       $  11.17         $   10.10        $  10.00
                                                               ----------       --------         ---------        --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .21(c)         .28(c)            .32(c)          .10(c)
   Net realized and unrealized gain on investments...........        1.61           1.78               .78             -0-
                                                               ----------       --------         ---------        --------
   Net increase in net asset value from operations...........        1.82           2.06              1.10             .10
                                                               ----------       --------         ---------        --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.16)          (.10)             (.03)            -0-
   Distributions from net realized gains.....................        (.19)           -0-               -0-             -0-
                                                               ----------       --------         ---------        --------
   Total dividends and distributions.........................        (.35)          (.10)             (.03)            -0-
                                                               ----------       --------         ---------        --------
   Net asset value, end of period............................  $    14.60       $  13.13          $  11.17        $  10.10
                                                               ==========       ========         =========        ========
TOTAL RETURN
   Total investment return based on net asset value (d)......       13.87%         18.51%            10.87%           1.00%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................     $33,567        $18,807            $5,947          $1,127
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .95%(e)        .95%              .95%            .95%(e)
     Expenses, before waivers and reimbursements.............        1.49%(e)       1.85%             4.17%          18.47%(e)
     Net investment income...................................        3.11%(e)       2.26%             2.96%           4.27%(e)
   Portfolio turnover rate...................................          26%            47%               23%              0%
   Average commission rate paid (f)..........................      $.0110         $.0148               -0-             -0-


                                                                                 CONSERVATIVE INVESTORS PORTFOLIO
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,    OCTOBER 28, 1994(a)
                                                               JUNE 30, 1997    -------------------------          TO
                                                                 (UNAUDITED)      1996             1995     DECEMBER 31, 1994
                                                               ---------------  --------         --------   -----------------
Net asset value, beginning of period.........................  $    12.07       $  11.76         $   10.07        $  10.00
                                                               ----------       --------         ---------        --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .24(c)         .45(c)            .51(c)          .06(c)
   Net realized and unrealized gain (loss) on investments....         .41           (.01)(g)          1.20             .01
                                                               ----------       --------         ---------        --------
   Net increase in net asset value from operations...........         .65            .44              1.71             .07
                                                               ----------       --------         ---------        --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.31)          (.09)             (.02)            -0-
   Distributions from net realized gains.....................         -0-           (.04)              -0-             -0-
                                                               ----------       --------         ---------        --------
   Total dividends and distributions.........................        (.31)          (.13)             (.02)            -0-
                                                               ----------       --------         ---------        --------
   Net asset value, end of period............................  $    12.41       $  12.07          $  11.76        $  10.07
                                                               ==========       ========         =========        ========
TOTAL RETURN
   Total investment return based on net asset value (d)......        5.36%          3.79%            16.99%           0.70%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................     $25,508        $21,729            $7,420            $701
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .95%(e)        .95%              .95%            .95%(e)
     Expenses, before waivers and reimbursements.............        1.21%(e)       1.40%             4.25%          20.35%(e)
     Net investment income...................................        4.00%(e)       3.93%             4.65%           3.55%(e)
   Portfolio turnover rate...................................         102%           211%               61%              2%
   Average commission rate paid (f)..........................      $.0274         $.0578               -0-             -0-

------------------
See footnote summary on page B-87.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                 GROWTH INVESTORS PORTFOLIO
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,    OCTOBER 28, 1994(a)
                                                               JUNE 30, 1997    -------------------------          TO
                                                                 (UNAUDITED)      1996             1995     DECEMBER 31, 1994
                                                               ---------------  --------         --------   -----------------
Net asset value, beginning of period.........................   $   12.74       $  11.87         $    9.86        $  10.00
                                                               ----------       --------         ---------        --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .12(c)         .24(c)            .35(c)          .04(c)
   Net realized and unrealized gain (loss) on investments....        1.10            .72              1.67            (.18)
                                                               ----------       --------         ---------        --------
   Net increase (decrease) in net asset value from operations        1.22            .96              2.02            (.14)
                                                               ----------       --------         ---------        --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.20)          (.07)             (.01)            -0-
   Distributions from net realized gains.....................        (.22)          (.02)              -0-             -0-
                                                               ----------       --------         ---------        --------
   Total dividends and distributions.........................        (.42)          (.09)             (.01)            -0-
                                                               ----------       --------         ---------        --------
   Net asset value, end of period............................   $   13.54       $  12.74          $  11.87        $   9.86
                                                               ==========       ========         =========        ========
TOTAL RETURN
   Total investment return based on net asset value (d)......        9.54%          8.18%            20.48%          (1.40)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................     $12,925        $10,709            $4,978            $321
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .95%(e)        .95%              .95%            .95%(e)
     Expenses, before waivers and reimbursements.............        1.56%(e)       1.85%             6.17%          41.62%(e)
     Net investment income...................................        1.83%(e)       2.01%             3.21%           2.29%(e)
   Portfolio turnover rate...................................          73%           160%               50%              3%
   Average commission rate paid..............................      $.0298         $.0562               -0-             -0-


                                                                     TECHNOLOGY PORTFOLIO
                                                           ------------------------------------
                                                           SIX MONTHS ENDED JANUARY 11, 1996(a)
                                                             JUNE 30, 1997         TO
                                                              (UNAUDITED)   DECEMBER 31, 1996
                                                              -----------   -----------------
Net asset value, beginning of period.........................   $   11.04       $  10.00
                                                                ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .03(c)         .11(c)
   Net realized and unrealized gain on investments...........         .52            .93
                                                                ---------       --------
   Net increase in net asset value from operations...........         .55           1.04
                                                                ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.03)           -0-
                                                                ---------       --------
   Net asset value, end of period............................   $   11.56       $  11.04
                                                                =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)......        5.02%         10.40%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................     $48,624        $28,083
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .95%(e)        .95%(e)
     Expenses, before waivers and reimbursements.............        1.24%(e)       1.62%(e)
     Net investment income...................................         .58%(e)       1.17%(e)
   Portfolio turnover rate...................................          25%            22%
   Average commission rate paid..............................      $.0552         $.0553

------------------
See footnote summary on page B-87.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                    REAL ESTATE
                                                                     QUASAR PORTFOLIO           INVESTMENT PORTFOLIO
                                                           -----------------------------------  --------------------
                                                           SIX MONTHS ENDED  AUGUST 5, 1996(a)     JANUARY 9, 1997 (a)
                                                             JUNE 30, 1997         TO               TO JUNE 30, 1997
                                                              (UNAUDITED)    DECEMBER 31, 1996         (UNAUDITED)
                                                              -----------    -----------------         -----------
Net asset value, beginning of period.........................  $    10.64       $  10.00               $  10.00
                                                               ----------       --------               --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................         .01(c)         .04(c)                 .22 (c)
   Net realized and unrealized gain on investments...........         .93            .60                    .43
                                                               ----------       --------               --------
   Net increase in net asset value from operations...........         .94            .64                    .65
                                                               ----------       --------               --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................        (.01)           -0-                    -0-
                                                               ----------       --------               --------
   Net asset value, end of period............................  $    11.57       $  10.64               $  10.65
                                                               ==========       ========               ========
TOTAL RETURN
   Total investment return based on net asset value (d)......        8.82%          6.40%                  6.50%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).................    $ 33,360         $8,842                 $4,733
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.............         .95%(e)        .95%(e)                .95%(e)
     Expenses, before waivers and reimbursements.............        1.55%(e)       4.44%(e)              13.67%(e)
     Net investment income...................................         .27%(e)        .93%(e)               5.15%(e)
   Portfolio turnover rate...................................          75%            40%                     4%
   Average commission rate paid..............................      $.0518         $.0511                 $.0511



FOOTNOTE SUMMARY:

(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(g) The amount shown in this caption for a share outstanding throughout the period may not accord with the change in realized and unrealized gains and losses in the portfolio securities for the period because of timing of sales and repurchases of portfolio shares in relation to fluctuating market values for the portfolio.

                 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.



BOARD OF DIRECTORS
JOHN D. CARIFA, Chairman and President
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, Senior Vice President
ALFRED L. HARRISON, Senior Vice President
NELSON JANTZEN, Senior Vice President
WAYNE D. LYSKI, Senior Vice President
ALDEN M. STEWART, Senior Vice President
PETER ANASTOS, Vice President
EDWARD BAKER, Vice President
STEVEN BEINHACKER, Vice President
MARK H. BREEDON, Vice President
PAUL J. DENOON, Vice President
DAVID EDGERLY, Vice President
VICKI L. FULLER, Vice President
RANDALL E. HAASE, Vice President
ROBERT G. HEISTERBERG, Vice President
A. RAMA KRISHNA, Vice President
GERALD T. MALONE, Vice President
DOUGLAS J. PEEBLES, Vice President
DANIEL G. PINE, Vice President
FRANCIS P. REEVES, Vice President


OFFICERS (CONTINUED)
PAUL RISSMAN, Vice President
TYLER J. SMITH, Vice President
WAYNE C. TAPPE, Vice President
JEAN VAN DE WALLE, Vice President
EDMUND P. BERGAN, JR., Secretary
MARK D. GERSTEN, Treasurer & Chief Financial Officer
THOMAS MANLEY, Controller

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672



-----------------
(1)  Member of the Audit Committee.